As filed with the Securities and Exchange Commission on March 28, 2018

1933 Act File No. 033-46924
1940 Act File No. 811-06618

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 112	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. 114	[ X ]
(Check appropriate box or boxes.)

FIRST INVESTORS EQUITY FUNDS
(Exact Name of Registrant as Specified in Charter)
40 Wall Street
New York, New York 10005
(Address of Principal Executive Offices)   (Zip Code)
Registrant’s Telephone Number, including Area Code:  (212) 858-8000
Mary Carty, Esq.
First Investors Equity Funds
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)
Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on April 2, 2018 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIRST INVESTORS EQUITY FUNDS

CONTENTS OF REGISTRATION STATEMENT
This registration document is comprised of the following:
Cover Sheet
Contents of Registration Statement
Prospectus for the First Investors Premium Income Fund
Statement of Additional Information for the First Investors Premium Income Fund
Part C – Other Information
Signature Page
Exhibits Index
Exhibits

Equity Funds

Premium Income Fund Ticker Symbols Class A: Advisor Class: Institutional Class:	FPIKX FPILX FPIMX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

The date of this prospectus is
April 2, 2018

TABLE OF CONTENTS

THE FUND SUMMARY SECTION	1
Premium Income Fund	1
THE FUND IN GREATER DETAIL	5
Premium Income Fund	6
FUND MANAGEMENT IN GREATER DETAIL	10
SHAREHOLDER INFORMATION	13
How and when does the Fund price its shares?	13
How do I open an account?	14
What share classes are offered by the Fund?	15
What about accounts with multiple owners or representatives?	16
How do I make subsequent transactions?	17
How are transactions processed?	18
What are the sales charges?	20
Does the Fund or FIMCO make payments to financial intermediaries?	22
Are sales charge discounts and waivers available for Class A shares?	22
What are the Fund’s policies on frequent trading in the shares of the Fund?	28
What about dividends and other distributions?	29
What about taxes?	29
What if my account falls below the minimum account requirement?	30
Householding policy	30
Other account privileges and policies	30
Additional Information	31
FINANCIAL HIGHLIGHTS	32

THE FUND SUMMARY SECTION
PREMIUM INCOME FUND
Investment Objective:  The Fund seeks to generate income.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $50,000 in certain classes of shares of certain First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available for Class A shares” on page 22 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-53 of the Fund’s Statement of Additional Information.  You may be required to pay a commission to your financial intermediary for Institutional Class shares purchased through them. Such commissions are not reflected in the tables or the Example below.
Shareholder Fees (fees paid directly from your investment)	Class A	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class	Institutional Class
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[2]	0.36%	0.33%	0.20%
Total Annual Fund Operating Expenses	1.41%	1.13%	1.00%
Fee Limitation and/or Expense Reimbursement[3]	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	1.30%	1.02%	0.89%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
2. Expenses are based on estimated expenses expected to be incurred for the current fiscal year.
3. The Adviser and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Fund until at least April 2, 2019, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, expenses related to short sales including dividend and borrowing expenses, and extraordinary expenses, such as litigation expenses, if any) exceed 1.30% for Class A, 1.02% for Advisor Class and 0.89% for Institutional Class shares.  The Adviser and the transfer agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the Expense Limitation Agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to April 2, 2019, only with the approval of the Fund’s Board of Trustees.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example
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also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee limitation/expense reimbursement arrangement through April 2, 2019).  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years
Class A shares	$700	$985
Advisor Class shares	$104	$348
Institutional Class shares	$91	$307

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  The portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund had not commenced operations prior to the date of this prospectus.
Principal Investment Strategies:  The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities.  Under normal circumstances, the Fund will write (sell) call options on a majority of its total assets.   Typically, all of the call options written (sold) by the Fund are expected to be “in the money” at the time they are written (sold).  The Fund’s call option writing strategy is designed to generate income and lower the overall risk profile of the Fund’s portfolio.
A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the underlying security during the option period.  An “in the money” call option means that its exercise price is below the current market price of the underlying security.  The Fund receives premiums for writing covered call options as consideration for undertaking the obligations under the option contracts.
The Fund will normally write (sell) covered call options listed on U.S. exchanges on the equity securities held by the Fund.  The Fund’s equity investments will consist primarily of common stocks of large-size U.S. companies, certain of which may pay dividends, and U.S. dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (“ADRs”)), traded on U.S. securities exchanges.  To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (“ETFs”) that track certain market indices, such as the S&P 500.  The Fund’s covered call writing strategy is intended to generate income rather than keep pace with the equity markets.  As a result, the Fund may underperform equity markets.  Covered call options may be sold up to the number of shares of the equity securities held by the Fund.
In selecting investments, the Fund’s subadviser considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund’s investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry environment; and d)  companies that are out of favor.  The Fund’s subadviser considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.
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The Fund may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in an issuer’s profitability and/or a significant negative outlook from management; b) a large appreciation in the stock price that leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; d) an industry-wide decrease in demand for an issuer’s products or services; or e) unattractive call premiums.  The subadviser writes call options based upon the subadviser’s outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. The writing of covered call options may result in frequent trading and a high portfolio turnover rate.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
American Depositary Receipts Risk.  ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity, more volatility, different governmental regulations, and the potential for political and economic instability.
Call Options Risk.  Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, the Fund will lose money if the exercise price of an option is below the market price of the asset on which the option was written and the premium received by the Fund for writing the option is insufficient to make up for that loss.  The Fund will also give up the opportunity to benefit from potential increases in the value of a Fund asset above the option’s exercise price.  Nevertheless, the Fund will continue to bear the risk of declines in the value of the covered assets.  Writing call options may expose the Fund to significant additional costs.  Derivatives may be difficult to sell, unwind or value.

Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will fluctuate due to the amount of dividends that companies elect to pay.
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF.  As a result, the Fund’s expenses may be higher and performance may be lower.
High Portfolio Turnover Risk.  High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or a change in interest rates.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.
Security Selection Risk.  Securities selected by the portfolio managers may perform differently than the overall market or may not meet expectations.  Declines in certain stocks could detract from the Fund’s returns even when the broad market is flat or increasing
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 and the Fund’s call option writing strategy may make it difficult for the Fund to dispose of underperforming securities.
Tax Risk.  Writing call options may significantly reduce or eliminate the amount of dividends that generally are taxable to non-corporate shareholders at a lower rate.  Covered call options also are subject to federal tax rules that: (1) limit the allowance of certain losses or deductions; (2) convert long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert ordinary losses or deductions to capital losses, the deductibility of which are more limited; and/or (4) cause the recognition of income or gains without a corresponding receipt of cash.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  Performance information for the Fund is not provided because the Fund had not commenced operations prior to the date of this prospectus.  When available, performance for the Fund can be accessed by visiting www.foresters.com or by calling 1 (800) 423-4026.  The performance information will provide some indication of the risks of investing in the Fund.  The information will also show changes in the Fund’s performance from year to year and show how the Fund’s returns compare to those of a broad measure of market performance.  Past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser, and Ziegler Capital Management, LLC (“ZCM”) serves as subadviser to the Fund.
Portfolio Managers:  The Fund is managed primarily by Wiley D. Angell and Sean C. Hughes, CFA, who have served as the Fund’s portfolio managers since inception of the Fund in 2018.
Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800)423-4026.  The minimum initial purchase for Class A shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.
Tax Information:  The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company.  FFS representatives receive compensation for selling the Fund.  The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries that receive compensation for selling First Investors Funds.  These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend the Fund or First Investors Funds over other funds.  For more information ask your representative or your financial intermediary, see the Fund’s Statement of Additional Information or visit Foresters Financial’s or your financial intermediary’s website.
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THE FUND IN GREATER DETAIL
The following sections provide more information about the Fund’s investment objective, principal investment strategies and principal risks.
The Fund’s investment objective is non-fundamental, which means that the Board of Trustees may change the Fund’s investment objective without shareholder approval.  The Board may take such action upon the recommendation of the Fund’s investment adviser when the adviser believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

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PREMIUM INCOME FUND
What are the Fund’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks to generate income.
Principal Investment Strategies:
The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities. Under normal circumstances, the Fund will write (sell) call options on a majority of its total assets.   Typically, all of the call options written (sold) by the Fund are expected to be “in the money” at the time they are written (sold).  The Fund’s call option writing strategy is designed to generate income and lower the overall risk profile of the Fund’s portfolio.
A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the underlying security during the option period.  An “in the money” call option means that its exercise price is below the current market price of the underlying security.  The Fund receives premiums for writing covered call options as consideration for undertaking the obligations under the option contracts.
The Fund will normally write (sell) covered call options listed on U.S. exchanges on the equity securities held by the Fund.  The Fund’s equity investments will consist primarily of common stocks of large-size U.S. companies, certain of which may pay dividends, and U.S. dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (“ADRs”)), traded on U.S. securities exchanges.  ADRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.  To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (“ETFs”) that track certain market indices, such as the S&P 500. The Fund’s covered call writing strategy is intended to generate income rather than keep pace with the equity markets.  As a result, the Fund may underperform equity markets.  Covered call options may be sold up to the number of shares of the equity securities held by the Fund.
In making investment decisions, the Fund’s subadviser reviews a variety of factors, including economic data, Federal Reserve policy, fiscal policy, inflation and interest rates, commodity pricing, sector, industry and security issues, regulatory factors and street research to appraise economic and market cycles.
In selecting investments, the Fund’s subadviser considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund’s investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry environment; and d) companies that are out of favor.  The Fund’s subadviser considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums. The Fund may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in the
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issuer’s profitability such as the loss of an exclusive patent or a strong competitor entering the market and/or a significant negative outlook from management; b) a large appreciation in the stock price that leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; d) an actual or expected decline in demand for the issuer’s products or services; or e) unattractive call premiums.  The subadviser writes call options based upon the subadviser’s outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. The writing of covered call options may result in frequent trading and a high portfolio turnover rate.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
American Depositary Receipts Risk:
ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, differences in accounting, auditing and financial reporting standards and governmental regulations, and the potential for political and economic instability.  ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets.  These securities may not necessarily be denominated in the same currency as the underlying foreign securities.  Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies.  The securities underlying depositary receipts may trade on foreign exchanges at times when U.S. markets are not open for trading and the value of depositary receipts may not track the price of the underlying securities.
Call Options Risk:
Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, the Fund will lose money if the exercise price of the option is below the market price of the asset on which the option was written and will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will continue to bear the risk of declines in the value of the asset.  The income received from writing call options may not be sufficient to offset one or more of the foregoing possibilities. In addition, the Fund’s ability to sell its equity securities typically will be limited during the term of an option, unless the Fund unwinds or offsets the option, which may be difficult to do.  The prices of options can be highly volatile and exchanges may suspend options trading, during which time the Fund may be unable to write options.  The Fund’s ability to write covered call options will
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be limited by the number of shares of equity securities it holds.
Dividend Risk:
At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments.  The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.  Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.
Exchange-Traded Funds Risk:
The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV.  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF.  As a result, the Fund’s expenses may be higher and performance may be lower.
High Portfolio Turnover Risk.
High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and have a negative impact on performance.
Market Risk:
Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  In addition, adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.  The Fund’s covered call strategy may be expected to underperform the markets during times of rapidly rising equity security prices.
Mid-Size and Small-Size Company Risk:
The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  Mid- and small-size companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger issuers, may depend on a few key employees and may have less predictable earnings.
Stocks of mid- to small-size companies are not as broadly traded as stocks of larger issuers and less publicly available information may be available about them.  At times, it may be difficult for the Fund to sell mid- to small-size company stocks at reasonable prices.
Security Selection Risk:
Securities selected by a portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations, which may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.  Declines in certain stocks could detract from the Fund’s returns even when the broad market is flat or increasing and the Fund’s call option writing strategy may make it difficult for the Fund to dispose of underperforming securities.
Tax Risk:
The Fund’s income will derive primarily from dividends on, and gains from the sale or other disposition of, securities it holds and premiums on covered call options it writes.  Dividends received on the stock of most domestic and certain foreign corporations with respect to which holding period and
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certain other restrictions are satisfied generally (1) constitute “qualified dividend income” (“QDI”), which is taxed at lower rates for non-corporate shareholders and (2) except for dividends from foreign corporations, are eligible for the dividends-received deduction available to corporate shareholders (“DRD”).  Writing covered call options may significantly reduce or eliminate the portion of the Fund’s dividends that may be treated as QDI or eligible for the DRD.  Covered calls also are subject to federal tax rules that: (1) limit the allowance of certain losses or deductions; (2) convert long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or (4) cause the recognition of income or gains without a corresponding receipt of cash.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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FUND MANAGEMENT IN GREATER DETAIL

The Fund’s Adviser .
Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to the Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 40 Wall Street, New York, NY 10005.  As of the date of this prospectus, FIMCO serves as investment adviser to 51 mutual funds or series of funds with total net assets of approximately $12.8 billion as of February 28, 2018.  FIMCO supervises all aspects of the Fund’s operations.  FIMCO will receive an advisory fee of 0.80% of the Fund’s average daily net assets.  A description of the factors considered by the Board of Trustees in approving the Advisory and Subadvisory Agreements is expected to be available in the Fund’s first report to shareholders.
The Adviser and the transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Fund until at least April 2, 2019, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, expenses related to short sales including dividend and borrowing expenses, and extraordinary expenses, such as litigation expenses, if any) exceed 1.30% for Class A, 1.02% for Advisor Class and 0.89% for Institutional Class shares.  The Adviser and transfer agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser or the transfer agent, respectively, provided that such repayment does not cause the expenses of the Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the Expense Limitation Agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to April 2, 2019, only with the approval of the Fund’s Board of Trustees.
Ziegler Capital Management, LLC (“ZCM”) serves as the investment subadviser for the Fund. ZCM has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  ZCM is a Wisconsin limited liability company with principal offices at 70 West Madison Street, 24th Floor, Chicago, Illinois 60602-4109.  ZCM is an investment management firm that serves a wide range of clients including institutions, municipality, pension plans, foundations, endowments, senior living organizations, hospitals and high net worth individuals.  ZCM is a wholly-owned subsidiary of Stifel Financial Corp.  As of January 31, 2018, ZCM held investment management authority with respect to approximately $11.7 billion in assets.
The Fund is primarily managed by Wiley D. Angell and Sean C. Hughes, CFA who have served as the Fund’s portfolio managers since its inception in April 2, 2018.  Mr. Angell, Senior Portfolio Manager of ZCM, joined ZCM in May 2015.  Prior to that, Mr. Angell served as the President and Chief Investment Officer of Fiduciary Asset Management LLC (“FAMCO”) since 2008.  Mr. Hughes, Senior Portfolio Manager of ZCM, joined ZCM in May 2015.  Prior to that, Mr. Hughes was a Vice President and Portfolio Manager with FAMCO since 2013.  Mr. Hughes joined FAMCO in 2005 as a research analyst.
Other Information.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers that are not
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affiliated with the Fund or FIMCO without approval of the Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees and certain other conditions.  FIMCO has ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, and certain other conditions, to oversee the subadvisers and recommend their hiring, termination and replacement.  In the event that a subadviser is added or modified, the prospectus will be supplemented.
The Adviser and ZCM are each registered as an investment adviser under the Investment Advisers Act of 1940.
Prior Performance of Similar Account Managed by ZCM
The performance shown below consists of ZCM’s In The Money Covered Call Composite (“Composite”), which consists of one account managed by ZCM and Fiduciary Asset Management Company (“FAMCO”) that has investment objectives, policies and strategies substantially similar to those of the Fund.  ZCM acquired all the assets of FAMCO in May 2015.  The inception date of the Composite is April 17, 2013.  The performance of the Composite prior to June 1, 2015 reflects the performance during the period when FAMCO was the named investment adviser of the Composite account.  The bar chart of the Composite shows the total annual returns from year to year over the past four calendar years.  The Composite account is ZCM’s only fully discretionary, fee-paying, actively managed account that has investment objectives, policies and strategies substantially similar to those of the Fund.  The performance information for the Composite has been provided by ZCM and relates to the historical performance of the account substantially similarly managed by ZCM and, prior to June 1, 2015, FAMCO, as measured against a broad-based index.
The performance of the Composite does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund.  The Composite account is valued daily on a trade date basis and includes dividends and interest as well as all realized and unrealized capital gains and losses.  Return calculations at the portfolio level are time-weighted to account for periodic contributions and withdrawals.  The time-weighted rate of return is a measure of the compound rate of growth in a portfolio.  Performance results are calculated on a before tax, total return basis and performance would have been lower if taxes were included.  The Composite returns consist of size-weighted portfolio returns using beginning of period values to weight the portfolio returns.  The net of fee returns reflect the deduction of all fees and expenses incurred by the Composite account and  the investment management fees charged within the Composite account applied on a quarterly basis.  The Fund’s expenses are higher than the expenses used to calculate the performance of the Composite account.  Therefore, if the Composite had included the Fund’s expenses, the performance of the Composite would have been lower.  The performance of the Composite would be lower if adjusted to reflect the sales charges of Class A shares of the Fund.  Certain restrictions imposed by law on registered investment companies such as the Fund, including the diversification requirements imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, are not applicable to the Composite account and may have adversely affected the performance of the Composite had they been applicable.
The performance of the Composite shown below is based on calculations that are different than the standardized method of calculations required by the SEC that will be used to calculate the Fund’s performance.  If the SEC’s standardized methodology had been used to calculate the performance of the Composite, performance would have been lower.
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ZCM’s Historical Performance of Composite
Calendar Year Returns Years Ended December 31

During the periods shown, the highest quarterly return was 2.44% (for the quarter ended June 30, 2016) and the lowest quarterly return was -2.58% (for the quarter ended September 30, 2015).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	3 Years	Since Inception*
Composite (net of fees before taxes)	5.79%	4.06%	4.41%
Cboe S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	13.00%	8.39%	8.26%
* The average annual total returns shown are for the period since the Composite’s inception on 4/17/2013.

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SHAREHOLDER INFORMATION

How and when does the Fund price its shares?
The share price (which is called “net asset value” or “NAV” per share) for the Fund normally is calculated as of the regularly scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is scheduled to be open (“Business Day”).  Shares of the Fund generally will not be priced on the days on which the NYSE is scheduled to be closed for trading, such as on most national holidays and Good Friday.  In the event that the NYSE closes early, the share price normally will be determined as of the time of the closing.  To calculate the NAV per share, the Fund first values its assets, subtracts its liabilities and then divides the balance, called net assets, by the number of shares outstanding.  The prices or NAVs of each share class will generally differ because they have different expenses.
The Fund generally values its investments based upon its last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the time as of which the NAV is calculated (collectively, “current market values”).
If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the NAV is calculated, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.  The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the time as of which the NAV is calculated; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the time as of which the NAV is calculated, including issuer-specific news; general market movements; sector movements; or movements of similar securities.
Foreign securities are generally priced based upon their market values as of the close of foreign markets in which they principally trade (“closing foreign market prices”).  Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by a pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold, when foreign markets are closed regardless of movements in the U.S. markets, or when a particular security is not trading at the close of the applicable foreign market.  The pricing service, its methodology or threshold may change from time to time.  Foreign securities may also be valued at fair value prices as determined by the investment adviser in the event that current market values or fair value estimates from a pricing service are not available.
In the event that a security is priced using fair value pricing, the Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.
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Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.
Because foreign markets may be open for trading on days that the U.S. markets are closed, the values of securities held by the Fund that trade in markets outside the United States may fluctuate on days that the Fund is not open for business and may result in the Fund’s portfolio investment being affected on days when shareholders are unable to purchase or redeem shares.
How do I open an account?
You can open an account through a representative of the Fund’s principal underwriter, Foresters Financial Services, Inc., or any other broker-dealer, insurance company, third party administrator or other financial intermediary that is authorized to sell the Fund (collectively, your “Representative”).  It is generally the Fund’s policy to open accounts only for an individual who is a U.S. citizen or U.S. resident alien; a partnership, corporation, company, or association created or organized in the United States or under the laws of the U.S. or any U.S. state; an estate (other than a foreign estate); or a domestic trust.  Accounts may be established through a variety of different registration options, including individual, joint and trust registrations.  Shares that you purchase through a financial intermediary may be held in your account with that firm.  Your Representative may help you complete the necessary paperwork to open a new account.  Your Representative will transmit your request to the Fund and may charge you a fee for this service.  Please contact your Representative for more information on how to open an account.
The Fund offers several different share classes.  Each share class has its own investment eligibility criteria, fees, expenses and other features.  Not all share classes may be available to you.  When deciding which share class to invest in, you should consider the amount you plan to invest, the fees and expenses for each share class and any sales charge discounts or waivers which may be available to you.  Your Representative can assist you in determining which share classes are available to you.  You should consider any other fees and/or charges your Representative may charge you in addition to the fees and/or charges disclosed in this prospectus.  The various types of registrations and additional information about sales charge waivers and discounts (discussed below) are described in the Fund’s Statement of Additional Information (“SAI”).  The SAI is available free of charge by calling 1 (800) 423-4026, by visiting our website at www.foresters.com or by visiting the SEC’s website at www.sec.gov.
Investors investing in the Fund through a financial intermediary should consult with their financial intermediary for information regarding investment minimums, how to purchase and redeem shares, and applicable fees.  If you establish an account through a financial intermediary, the investment minimums described in this prospectus may not apply.  As discussed above, your financial intermediary also may charge fees that are in addition to those described in this prospectus.
Federal law, including the USA PATRIOT Act, requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  Therefore, if you are a new customer, you will be asked to provide certain information before your account may be opened, including your name, residential street address, date of birth, social security or other taxpayer identification number, citizenship status and other information that will allow you to be identified.  You may also be asked to provide certain government issued documents, such as your driver’s license or passport, or other identifying documents.  In certain circumstances, this information may be obtained and verified with respect to any person authorized to effect transactions in an account.  The Fund and your financial intermediary may reject your new account
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application if the required identifying information is not provided.
In addition to the identifying requirements described above, if the Fund is unable to verify your identity to its satisfaction within 60 days of opening your account, the Fund will restrict most types of investments in your account.  The Fund reserves the right to liquidate your account at the current net asset value if the Fund has not been able to verify your identity within 90 days of opening the account or if the Fund has questions concerning the purpose of the account that have not been adequately explained.  The Fund may, in its sole discretion, refuse to establish, restrict or liquidate your account without waiting for the prescribed periods if the Fund believes for any reason that a more timely resolution is necessary or appropriate.  The Fund is not responsible for any loss that may occur and the Fund will not refund any sales charge or contingent deferred sales charge (“CDSC”) that you may incur as a result of its decision to liquidate an account.
What share classes are offered by the Fund?
Not all classes of shares of the Fund may be available in all jurisdictions.
Class A shares:  Class A shares of the Fund are available to all investors.  Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge.  The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart that can be found in the section of this prospectus titled “What are the sales charges?”.  Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, which is also described in the Class A shares chart.
The minimum account size for a Class A account is $1,000 for a non-retirement account and $500 for a traditional individual retirement account (“IRA”) or Roth IRA.  The Fund offers lower initial minimum investment requirements for certain types of Class A accounts and may waive the minimum account requirement if you maintain a systematic investment program.  There is no minimum investment requirement for Class A shares that are purchased as part of a fee-based advisory program sponsored or maintained by a financial intermediary such as a registered investment advisor or for certain retirement plan service provider platforms.  Class A shares of the Fund charge a 12b-1 fee of 0.25%.
Advisor Class shares:  Advisor Class shares of the Fund are available to fee-based advisory programs sponsored or maintained by a financial intermediary such as a registered investment advisor who invests at least $100,000 in the aggregate in the Fund and to certain retirement plan service provider platforms.  The Fund may accept, in its sole discretion, investments in Advisor Class shares from purchasers not listed above.  Advisor Class shares require a minimum initial investment of $1,000 per Fund account.  The Fund reserves the right to waive the minimum initial account size requirement for Advisor Class shares in certain cases.  Advisor Class shares of the Fund are sold at the net asset value and do not charge 12b-1 fees.
Institutional Class shares:  Institutional Class shares of the Fund are available to eligible investors.  Eligible investors may include certain retirement plan service provider platforms, corporations, registered investment companies, trust companies, endowments and foundations.    Institutional Class shares may also be available on financial intermediary platforms of firms that have agreements with the Fund’s principal underwriter to offer such shares solely when acting as an agent for the investor. An investor transacting in the Institutional Class shares through their financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.  Shares of the Fund are available in other share classes that have different fees and expenses. The Fund may accept, in its sole discretion, investments in Institutional Class shares from purchasers not listed above.
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Eligible investors must make a minimum initial investment of $2,000,000 per Fund account.  The Fund reserves the right to waive the minimum initial account size requirement for Institutional Class shares offered through brokerage and retirement plan service providers.  Institutional Class shares of the Fund are sold at the net asset value and do not charge 12b-1 fees and are not subject to third-party sub-transfer agency or recordkeeping fees.  An investor transacting in the Institutional Class shares through a financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary.  Each Fund also offers other share classes with different fees and expenses.
What about accounts with multiple owners or representatives?
The following applies with respect to accounts opened with the Fund.  If you purchased or hold shares through a financial intermediary, the following policies may not apply.  Please contact your financial intermediary for additional information.
If you open an account that has more than one legal owner or legal representative, the Fund will accept oral or written instructions of any type without limitation from any one of the owners or representatives as long as the account has telephone privileges and a signature guarantee is not required or requested by us pursuant to the Fund’s policies to process the transaction.  For example, if you open a joint account, any one of the joint tenants may, acting alone and without the consent of the other joint tenants, give the Fund instructions, by telephone or in writing, to (a) redeem shares to the address of record for the account, (b) redeem shares to a pre-designated bank account that may not be owned by you, (c) exchange shares, (d) exchange shares into a joint money market fund account that has check-writing privileges that can be used by any one owner, and (e) change the address of record on the account.  The Fund (and its affiliates) has no liability for honoring the instructions of any one joint owner; it has no responsibility for questioning the propriety of instructions of any one joint owner; and it has no obligation to notify joint tenants of transactions in their account other than by sending a single confirmation statement to the address of record or by electronic delivery (if elected).  The principle of “notice to one is notice to all” applies.  Thus, to the extent permitted by law, the Fund is legally considered to have fulfilled all of its obligations to all joint tenants if it fulfills them with respect to one of the joint tenants.  If you open or maintain a joint account, you consent to this policy.
Similarly, in the case of an account opened for a trust, a partnership, a corporation, or other entity, it is the policy of the Fund to accept oral or written instructions from any of the persons designated as having authority over the account as long as the account has telephone privileges.  Thus, any one of the designated persons is authorized to provide the Fund with instructions of any type without limitation, including instructions to redeem or transfer funds to other persons.  The Fund has no responsibility for reviewing trusts, partnership agreements, articles of incorporation, by-laws or similar documents, whether provided to it or not, to determine if they contain any restrictions on the authority of any one authorized person to provide the Fund instructions or to control the account.  The Fund may send confirmations, statements and other required information to any one of the authorized persons at the address of record for the account or by electronic delivery (if elected).  The Fund has no obligation to question the purpose or propriety of any instruction of any authorized person or to let other authorized persons know about any transactions or changes that have been made to the account.  If you open or maintain an account for an entity, you consent to this policy.
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If you do not want any one registered owner or representative on your account to have such flexibility and authority, you must instruct the Fund that you do not authorize it to accept instructions from less than all owners or representatives.  You should be aware that this could cause you to incur delays, potential market losses, and additional expenses.  You should also be aware that written instructions signed by all owners or representatives may be required to establish certain privileges and for any transaction for which a signature guarantee is required or requested by us under the Fund’s policies.  The Fund reserves the right to change its policies concerning accounts with multiple owners or representatives without prior notice.
How do I make subsequent transactions?
Shareholders may make additional purchases in any dollar amount into accounts that have a broker-dealer of record.  The following describes how you can make such subsequent transactions if your account is registered in your name with our transfer agent and your financial intermediary does not control your account.  If you purchased shares of the Fund through a financial intermediary or your account is controlled by your financial intermediary, or if your shares are held in an omnibus account, you must contact your Representative or financial intermediary for information concerning how to effect transactions in the Fund’s shares or to determine if you are eligible to use the exchange policies described in this section, since the Fund can only accept instructions from your financial intermediary.  Your financial intermediary is responsible for transmitting your purchase or sale request to the Fund in proper form and in a timely manner, and may charge you a fee for this service.
1.  Contact your Representative.
After you have opened your account, you can buy additional shares of the Fund or other Funds in the First Investors fund family, redeem shares, or exchange shares into our other Funds by contacting your Representative.  He or she will handle your transaction for you and tell you what paperwork, if any, is required.  Written signature guaranteed instructions and other paperwork may be required for certain types of transactions.  See the Signature Guarantee Policies and other requirements below.
2.  Contact the Fund directly through its transfer agent.
You can also buy (provided your account has a broker-dealer of record), sell, or exchange shares of the Fund by contacting the Fund directly through its transfer agent, Foresters Investor Services, Inc. (“FIS”), Raritan Plaza I, Edison, NJ 08837-3620 or by telephone at 1 (800) 423-4026.  You can generally request redemptions or exchanges either by telephone, if you have telephone privileges, or in writing.  You can also request your account be rebalanced among several funds.  A rebalance is a series of exchanges which may be requested in writing.  Certain redemptions may not be transacted by telephone because they require a signature guarantee under the Signature Guarantee Policies, require account specific paperwork, or are not eligible for telephone redemption.  The Fund does not generally accept transaction instructions via e-mail, or other electronic means.
To confirm that telephone instructions received from account owners are genuine, the Fund’s transfer agent records each telephone call, asks the caller for information to verify his or her identity and authority over the account (such as the account registration, account number, address of record, and last four digits of the owner’s social security number or the owner’s personal identification number), and sends a confirmation of each transaction to the address of record or by electronic delivery (if elected).  The Fund and its transfer agent are not liable for acting on telephone instructions as long as they reasonably believe such instructions to be genuine and the procedures that they use to
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verify the caller’s identity and authority are reasonable.
Telephone privileges are automatically granted to all new customers.  It is your responsibility to decline telephone privileges if you do not want them.  You may decline telephone privileges by notifying the Fund’s transfer agent that you do not want them.  This will not affect your ability to place telephone orders through your Representative.  However, declining telephone privileges will prevent you from effecting transactions directly through the Fund by telephone.  This may cause you to incur delays, potential market losses, and costs.  Additional information about telephone privileges is included in the Fund’s SAI.
3.  Signature Guarantee Policies and Other Requirements.
The Fund requires written instructions signed by all owners with a signature guarantee from a financial institution that is a member of the Securities Transfer Agents Medallion Program for: all redemption requests over $100,000, except for redemptions made via draft check; redemption checks made payable to any person(s) other than the registered shareholder(s), excluding those which are made payable to a corporate affiliate of FIMCO for the benefit of the registered shareholder(s); redemption checks mailed to an address other than the address of record; and for redemptions to the address of record when the address of record has changed within thirty (30) days of the request (unless the written address change request was signed by all owners and signature guaranteed).  The Fund may also require signature guarantees to establish or amend certain account privileges or services and in certain other situations.  These are described in the Fund’s SAI.
For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to confirm legal authority over the account, unless they are already on file.  For example, the Fund requires a Certificate of Authority to be on file before it will honor a request for a redemption for an account established for a partnership, corporation, or trust.  Similarly, the Fund requires official records, such as death certificates and letters testamentary or court orders, before honoring redemptions of accounts registered to decedents or wards under guardianships or conservatorships.  If the Fund is being asked to redeem a retirement account and transfer the proceeds to another financial institution, it may also require a Letter of Acceptance from the successor custodian and, for a 403(b) or 457 account, the signature of your employer or third-party administrator.  The Fund’s transfer agent may, in its discretion, waive certain requirements for redemptions.
Exchanges may only be made into the same class of shares of another First Investors Fund owned by the same customer that is available for sale to the customer.  An exchange will be processed at the relative NAVs of the shares involved and any CDSC on the shares being exchanged and the holding period used to calculate the CDSC will carry over to the new shares.  There is no sales charge on an exchange.  However, since an exchange of Fund shares is a redemption of shares of one First Investors Fund and a purchase of shares of another First Investors Fund, it may create a gain or loss for federal income tax purposes.  Additional information regarding how to purchase, redeem and exchange shares of the First Investors Funds is included in the Fund’s SAI.  Under certain circumstances, the First Investors Funds may permit conversion from one class of shares to another class of shares or may convert one class of shares to another class of shares within the same Fund.  A conversion between share classes in the same Fund is a nontaxable event.  The Fund reserves the right to change its Signature Guarantee Policies and other policies without prior notice.
How are transactions processed?
If a purchase, redemption or exchange order is received in good order by the Fund’s
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transfer agent at its offices in Edison, NJ by the time as of which the NAV is calculated, it will be priced at that day’s NAV plus any applicable sales charge for a purchase (“offering price”) or minus any applicable CDSCs for a redemption.  If you place your order with your Representative by the time as of which the NAV is calculated, your transaction will also be priced at that day's offering price provided that your order is received by our transfer agent in the Edison, NJ offices by our processing deadline.  Orders placed after the close of time as of which the NAV is calculated, or received in our Edison, NJ offices after our processing deadline, will be priced at the next Business Day's offering price.
For a purchase to be in good order, the class of shares you are requesting to purchase must be available to you, the Fund you are purchasing must be eligible for sale in your state of residence, all required paperwork must be completed (in the instance of 403(b), 457(b) and trust accounts, verifications must be completed to our satisfaction), and payment must be received. For a redemption to be in good order, your written redemption request must include: the name of the Fund; your account number; the dollar amount, number of shares or percentage of the account you want to redeem; share certificates (if they were issued to you); the requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies; signature guarantees, if required; appropriate distribution form or other applicable document(s) for retirement accounts and ESAs;  and other supporting documentation, as required. For an exchange request to be in good order, your written request must include: your account number and the name of the Fund you want to exchange out of; the dollar amount, number of shares or percentage of the account you want to exchange; share certificates (if they were issued to you); the name of the Fund you wish to exchange into as well as your existing account number in that Fund, if any; the requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies; in addition, the Fund  you are exchanging into must be eligible for sale in your state of residence and both the source and receiving account must meet the Fund minimum requirements after the exchange.
The Fund has authorized certain third party financial intermediaries, such as broker-dealers and third party administrators to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee, receives the order.  Once an order has been received by the Fund from an authorized financial intermediary or its authorized designee, the order will be priced at the Fund’s next computed offering price for a purchase or next computed NAV minus any applicable CDSC for a redemption.  You should contact your financial intermediary to find out by what time your purchase or redemption order must be received so that it can be processed the same day.  It is the responsibility of your financial intermediary to transmit orders that will be received by the Fund in proper form and by our processing deadline.  If you are invested in the Fund through a financial intermediary, please consult with your financial intermediary for information regarding how to purchase, redeem and exchange shares of the Fund.
The Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.  The Fund is not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.  Shares of the Fund will only be issued against full payment, as described more fully in this prospectus and the Statement of Additional Information.
Normally, redemption proceeds paid via check will be sent via mail within two business days
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following the business day we receive the redemption order (assuming the order is received in good order prior to the time as of which the NAV is calculated), while redemption proceeds paid via ACH or electronic funds transfer, if available, will generally settle to your bank account on the second business day following the business day we receive the redemption order (assuming the order is received in good order prior to the time as of which the NAV is calculated).  However, payment of redemption proceeds may take up to 7 days.  If you are redeeming shares which you recently purchased by check or electronic funds transfer, payment may be delayed to verify that your check or electronic funds transfer has cleared (which may take up to 12 days from the date of purchase).  If your account is held through an intermediary, redemption proceeds will generally be paid to the intermediary within two business days following the business day we receive the redemption order (assuming the order is received in good order prior to the time as of which that day’s NAV is calculated).
The Fund may not suspend or reject a redemption request that is received in good order or delay payment for a redemption for more than 7 days (except as described above), except during unusual market conditions affecting the NYSE, in the case of an emergency which makes it impracticable for the Fund to dispose of or value securities it owns or as permitted by the SEC.
Generally, the Fund expects to meet redemption requests through its holdings of cash (or cash equivalents) or by selling portfolio securities.  The Fund also reserves the right to make in-kind redemptions.  This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.  To the extent the Fund redeems its shares in-kind, the redeeming shareholder assumes any risk of the market price of such securities fluctuating.  In addition, the redeeming shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities received from the Fund.  The Fund may also consider interfund lending to meet redemption requests.  The Fund may be more likely to use these other methods to meet large redemption requests or during periods of market stress.  For additional information about in-kind redemptions and interfund lending, please refer to the Fund’ SAI.
The Fund reserves the right to provide confirmation of certain transactions, including, but not limited to, purchases through periodic investment plans and certain retirement plans, on periodic statements (i.e., quarterly statements) in lieu of immediate transaction confirmations.
What are the sales charges?
The Fund offers Class A, Advisor Class and Institutional Class shares.  Class A shares are sold subject to a sales charge.  There are no sales charges associated with the purchase of Advisor Class and Institutional Class shares.  While each class invests in the same portfolio of securities, each class has different expense structures.  Because of the different expense structures, each class of shares generally will have different NAVs and dividends.
Class A shares of the Fund are sold at the public offering price, which includes a front-end sales charge.  The sales charge declines with the size of your purchase, as illustrated in the Class A shares chart below.  Class A shares sold without a sales charge may in some circumstances be subject to a CDSC, as described below.
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Class A Shares
Your investment	Sales Charge as a percentage of offering price*	Sales Charge as a percentage of net amount invested*
Less than $50,000	5.75%	6.10%
$50,000-$99,999	4.75	4.99
$100,000-$249,999	3.75	3.90
$250,000-$499,999	2.75	2.83
$500,000-$999,999	2.00	2.04
$1,000,000 or more	0**	0**
* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.
** If you invest $1,000,000 or more, you will not pay a front-end sales charge.  However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00% except in certain circumstances.  As described further in this prospectus, any applicable CDSCs may be waived under certain circumstances.

To qualify to receive a sales charge discount or waiver described in this prospectus, notify your broker-dealer or your financial intermediary of your eligibility (or, if you purchase Fund shares directly through the Fund's transfer agent, notify the Fund's transfer agent).  If the Fund is not notified that a purchase is eligible for a sales charge discount or waiver, you may not receive the sales charge discount or waiver.  You may be asked to provide account records, statements or other information to prove your eligibility.  If you transact through a broker-dealer or other financial intermediary, they are responsible for ensuring that you receive any applicable sales charge waivers for discounts that are described in this prospectus.
The Fund has adopted a plan pursuant to Rule 12b-1 for its Class A shares.  The plan allows the Fund to pay fees for the distribution related activities and the ongoing maintenance and servicing of shareholder accounts.  The plan provides for payments at annual rates (based on average daily net assets) of up to 0.25% on Class A shares.  No more than 0.25% of the Fund’s average daily net assets may be paid under the plan as service fees.  Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  Advisor Class shares and Institutional Class shares do not pay Rule 12b-1 fees.
Commissions on Institutional Class Shares:  The Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Institutional Class shares. However, if you purchase Institutional Class shares through a financial intermediary, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.  Because the Fund is not a party to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Institutional Class shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary for the Fund nor will they be reflected in the performance information shown in the prospectus for the Fund because they are not charged by the Fund.
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Does the Fund or FIMCO make payments to financial intermediaries?
When you buy and/or hold Fund shares through a financial intermediary, that financial intermediary typically will receive compensation.  The source of that compensation may include a percentage of the sales load, if any, that you may pay as a shareholder, and/or a percentage of the Rule 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own.  FIMCO and its affiliates (at their own expense) may pay compensation to financial intermediaries for the promotion and sale of the Fund.  In addition, FIMCO and its affiliates and the Fund may pay compensation to financial intermediaries for shareholder-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services.
The amount of compensation paid to different financial intermediaries may differ.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  Compensation paid by FIMCO or its affiliates includes amounts from FIMCO’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”
Compensation received by a financial intermediary from FIMCO or an affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating itself and its salespersons with respect to the Fund.  For example, compensation may be paid to make Fund shares available to customers of a platform or similar program sponsor or for services provided in connection with such platforms and programs.  Such compensation also may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  Additionally, it may cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund, FIMCO or an affiliate, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments.  The compensation also may cause a financial intermediary to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.  You may contact your financial intermediary for details about any such payments it receives from the Fund, FIMCO, or its affiliates, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.
Are sales charge discounts and waivers available for Class A shares?
A.  Rights of Accumulation and Statements or Letters of Intent.
You may qualify for a Class A share sales charge discount under the Fund’s Rights of Accumulation (“ROA”) policy.  If you already own shares of any First Investors Funds, you are entitled to add the current values of those shares (measured by (a) the applicable Fund’s Class A share value either at the current offering price, or in the case of Fund shares owned through a fee-based account, at the current net asset value and (b) at the current value of Advisor Class shares and Institutional Class shares) to your purchase in computing your sales charge.  Thus, for example, if you
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already own shares of First Investors Funds and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.  Class A shares of the Government Cash Management Fund are not counted for ROA purposes if they were purchased directly without a sales charge.
Sales charge discounts for the First Investors Equity Funds take effect at $50,000 and sales charge discounts for the First Investors Income Funds take effect at $100,000.  To ensure that you receive the applicable sales charge discount, please speak with your broker-dealer or financial intermediary.
In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm (“Eligible Accounts”).  For example, you are entitled to combine the current values of all First Investors Fund shares (measured by (a) the applicable Fund’s Class A share value either at the current offering price, or in the case of Fund shares owned through a fee-based account, at the current net asset value and (b) at the current value of Advisor Class shares and Institutional Class shares) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.
You can also qualify for a sales charge discount by establishing a non-binding statement or letter of intent (“SOI”) to purchase a specific dollar amount of shares within 13 months.  For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you establish an SOI for $100,000.
You can include in your SOI accounts owned jointly by you and your spouse, accounts owned individually by either you or your spouse and accounts that you or your spouse control as custodian or as a responsible individual for your children and trust accounts for which only you and/or your spouse serve as trustee, as long as all accounts share the same address of record and are serviced by the same broker-dealer.  For purposes of the Fund’s SOI policies, spouse is broadly defined to include common law and life partners.  Furthermore, an SOI covers both existing accounts and those that are subsequently opened by a designated person during the SOI period.
You must use the SOI Agreement Form (or other documentation acceptable to the First Investors Funds) to designate any additional person(s) you wish to cover at the time you enter into the SOI and the amount of your SOI.  Once an SOI is established, it cannot be amended to add persons who were not specified initially nor can an SOI be “back dated” to cover prior purchases.  However, you can revise the SOI amount upward at any time during the SOI period by completing our SOI Agreement Form (or other documentation acceptable to First Investors Funds).  If the prior commitment has not been met by the time of the revision, the SOI period during which the purchases must be made will remain the same.  Purchases made from the date of the revision will receive the reduced sales charge resulting from the revised SOI.  If your prior commitment has been met by the time of the revision, your original SOI will be considered completed and a new SOI will be established.
In addition, accounts of homeowners’ associations that are managed by certain management companies, where the management company has entered into an agreement to establish an SOI, the accounts have the management company’s address as their address of record and the accounts are serviced by the same broker-dealer, may also qualify for a sales charge discount under the ROA and SOI policies.  You must use the SOI Agreement Form (or other documentation acceptable to the First Investors Funds) to
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designate any additional entity(ies) you wish to cover at the time you enter into the SOI and the amount of your SOI.
Moreover, subject to the conditions described above, you may also receive credit for purchasing: (a) Class A shares owned through a fee-based account under a program sponsored or maintained by a financial intermediary; and (b) Institutional Class shares.  Such shares will be valued at their current net asset values for ROA and SOI purposes.
To ensure that you receive the proper sales charge discount, you must advise your broker-dealer or your financial intermediary of all Eligible Accounts and shares that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an SOI (if applicable).  If you or your broker dealer or financial intermediary do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all Eligible Accounts.  You should be aware that the Fund is not able to monitor purchases that are made through an omnibus account or certain other accounts with another broker-dealer or financial intermediary.  In such circumstances, that broker-dealer or financial intermediary is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an SOI.
You are not legally required to complete the SOI.  However, if the intended investment is not completed within the specified SOI period, the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time will be redeemed to pay such difference.  If you do not complete your SOI, you will be subject to the sales charges that were in effect at the time each purchase was made.  Once an SOI is established, a change of address will not affect the SOI.  However, a change of broker-dealer during the 13-month SOI period will terminate the SOI.  If two or more customers are covered by an SOI and one customer changes the broker-dealer on his or her account before the SOI is complete, the SOI will be terminated on all customers’ accounts and the sales charges on all purchases made under the SOI will be adjusted.
By purchasing under an SOI, you agree to the following:
■ You authorize Foresters Investor Services, Inc. ("FIS") to reserve 5% of the shares held under an SOI in escrowed shares until the SOI is completed or is terminated;
■ You authorize FIS to sell any or all of the escrowed shares to satisfy any additional sales charges owed if the SOI is not fulfilled or is terminated; and
■ Although you may exchange all your shares among the Funds, you may not sell or transfer the reserve shares held in escrow to an account not included in the SOI until you fulfill the SOI or pay the higher sales charge.
Purchases made without a sales charge in Class A shares of the Government Cash Management Fund or pursuant to any of the sales charge waiver provisions numbered 1 through 15 set forth below do not count toward the completion of an SOI.  For example, if you make a redemption before your SOI is completed and reinvest that amount without paying a sales charge pursuant to our ninety (90) day reinstatement privilege, the amount reinvested will not count towards completion of your SOI.  Similarly, any shares that you purchase without paying a sales charge under the free exchange privilege will not count towards completion of your SOI.  Purchases made pursuant to sales charge waiver provision number 16 set forth below will count toward the completion of an SOI providing such purchase amount was not derived from the redemption of shares of a First Investors Fund.   For example, if you make a redemption before your SOI is
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completed and use the proceeds of such redemption to purchase Fund shares through a fee-based account under a program sponsored or maintained by a financial intermediary, such purchase will not count toward the completion of your SOI.
The Fund reserves the right to extend the 13-month period of any particular SOI if reasonable circumstances warrant such extension.  The Fund also reserves the right to prospectively revise the ROA and SOI policies at any time, subject to providing any required disclosure to shareholders; any such change will not adversely affect shareholders who have established an SOI prior to the change.  Additional information about the ROA and SOI policies is included in the Fund's SAI.
B. Sales Charge Waivers and Discounts.
Class A Shares May be Purchased Without a Sales Charge:
1.  By a current registered representative, employee, officer, director, or trustee of the Fund, Foresters Financial Services, Inc. ("FFS"), or their affiliates ("Associate"), the spouse, life partner, children and grandchildren of such Associate provided that they reside at the same address and they maintain their FFS customer account ("Eligible Relatives"), and any other person who maintains an account that has been coded as an associate account since January 30, 2004.  The accounts of such persons are referred to as "Associate Accounts."
2.  By a former Associate or former or current Eligible Relative thereof provided that such person (a) already owns an Associate Account, or (b) is rolling over the proceeds from a Foresters Financial 401(k) or Foresters Financial Profit Sharing Plan account into a fund account.
3.  By an employee of a subadviser of the Fund.
4.  By an employee of The Independent Order of Foresters.
5.  When Class A share dividends and other distributions are automatically reinvested in Class A shares of the same or a different First Investors Fund account within the same customer account.
6.  When Class A shares are free-exchanged into Class A shares of a different First Investors Fund account within the same customer account.
7.  When Class A share systematic withdrawal plan payments from one First Investors Fund account, other than the Government Cash Management Fund, are automatically invested into shares of another First Investors Fund account in the same class of shares for the same customer account.  Class A shares of the Government Cash Management Fund account may be automatically invested into shares of another First Investors Fund account in the same class of shares for the same customer account at NAV if the customer is eligible for the free exchange privilege.
8.  When loans are repaid, unless the loan was made by redeeming Government Cash Management Fund shares that were directly purchased.
9.  By a group retirement plan, which includes 401(k) plans, profit sharing plans, money purchase plans, defined benefit plans, Keoghs, ERISA 403(b)s and target benefit plans available through a retirement plan recordkeeper or third party administrator.  Investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.
10.  In amounts of $1 million or more.*
11.  By individuals under a SOI or ROA of $1 million or more.*
12.  When a customer authorizes a required minimum distribution of Fund shares from a retirement account (including fee-based retirement accounts under a program sponsored or maintained by a financial intermediary) and at the same time directs the
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proceeds to be invested into a Fund account the customer owns individually or jointly or into a Trust Account for which the customer serves as trustee provided both accounts have the same broker-dealer and address of record.  This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.  This waiver also applies to a customer who authorizes a required minimum distribution of Fund shares from a retirement account in a fee-based advisory program sponsored or maintained by an FFS affiliate and at the same time directs the proceeds to be invested into a Fund account the shareholder owns individually or jointly or into a Trust Account for which the customer serves as trustee provided both accounts have the same broker-dealer and address of record.
13.  When a customer requests the removal of an overcontribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.  This waiver applies to Class A money market shares only to the extent that a sales charge had been paid.
14.  When you are reinvesting into a Fund, within the same customer account, proceeds of a redemption made within the prior ninety (90) days, from Class A shares of a Fund, on which you paid a front end sales charge.  This will reduce your reinstatement privilege to the extent that it results in a waiver of sales charge.  You must notify the Fund in writing that you are eligible for the reinstatement privilege.  Furthermore, if you are opening or reactivating an account, your investment must meet the Fund's minimum investment policy.
15.  Registered representatives and other employees (including their spouse, life partner, children and grandchildren providing such person(s) lives at the same address as the Registered Representative or employee) of firms that are authorized to sell First Investors Funds.
16.  When Class A shares are purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.
17.  When joint customers authorize a redemption from their joint account and at the same time direct the proceeds to be invested as a contribution into one of the joint owner's traditional or Roth IRA.  This waiver applies to Class A money market shares only to the extent that a sales charge has been paid. **
18.  When a trustee authorizes a redemption from a Trust Account, where the grantor(s) and trustee(s) are one in the same, and at the same time direct the proceeds to be invested as a contribution into his/her traditional or Roth IRA.  This waiver applies to Class A money market shares only to the extent that a sales charge has been paid. **
* For items 10 and 11 above, a CDSC will be deducted from shares that are redeemed within 24 months of purchase, unless such shares are exchanged into another Fund.  If shares are exchanged into another Fund, the CDSC and the holding period used to calculate it will carry over to the new fund with one exception.  If the exchange is into Class A shares of the Government Cash Management Fund, the holding period used to calculate the CDSC will be tolled on such shares as long as they remain in the Government Cash Management Fund, the holding period will resume if the shares are exchanged back into a load fund, and the CDSC will be imposed if the shares are redeemed from the Government Cash Management Fund.  In order to ensure that the holding period and CDSC are properly computed on shares that are exchanged into the Government Cash Management Fund, we will create a separate account to hold such exchanged shares.  This account will not be entitled to draft check or expedited redemption privileges.
** For items 17 and 18 above, if the shares being redeemed are subject to a CDSC, the CDSC will carry over to the new account.  The
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holding period used to calculate the CDSC will also carry over to the new account.
Sales charge waivers and discounts are also available for participants in certain other retirement programs and other categories of investors.
Any applicable CDSC on Class A shares is waived for (or does not apply to):
1.  Appreciation on redeemed shares above their original purchase price and shares acquired through dividends or other distributions.
2.  Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended) of an account owner (or in the case of joint accounts, the death of the last surviving joint owner), provided that in the case of disability the shares must have been purchased prior to the disability and the redemptions must be made within one (1) year of the disability.  Proof of death or disability is required.
3.  Distributions from employee benefit plans due to plan termination.
4.  Redemptions to remove an excess contribution from an IRA or qualified retirement plan.
5.  Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan.  Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.
6.  Redemptions by the Fund when the account falls below the minimum account balance.
7.  Redemptions to pay account fees.
8.  Required minimum distributions upon reaching age 70½ provided you notify the Fund about the required minimum distribution and you have held the shares for at least three (3) years.  Free shares not subject to a CDSC will be redeemed first.
9.  When a customer who is at least age 70½ authorizes a distribution from a retirement account and at the same time directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*
10.  When a customer requests the removal of an over contribution made to a retirement account and directs the proceeds to be invested into an account the customer owns individually or jointly provided both accounts have the same broker-dealer and address of record.*
11.  If you reinvest into the same class of a load Fund within the same customer account with proceeds from a redemption within the prior ninety (90) days of Class A shares on which you paid a CDSC and you notify the Fund in writing of your desire to reinvest the amount, you will be credited, in additional shares, for any CDSC that you paid.  If you are reinvesting only a portion of your redemption, you only will be credited with a pro-rated percentage of any CDSC that you paid.  If you are opening or reactivating an account, your investment must meet the Fund's minimum investment policy.
*For items 9 and 10, the CDSC will carry over to the new account.  The holding period used to calculate the CDSC will also carry over to the new account.
The foregoing front end sales charge and CDSC waiver privileges on Class A shares do not apply to:
■ Reinvestments of systematic withdrawal amounts;
■ Automated payments such as Money Line and Automatic Payroll Investment;
■ Salary reduction/Employer contributions sent directly to First Investors Funds for investment into traditional or Roth IRAs, 403(b)(7) accounts not subject to ERISA or 457(b) accounts, or SEP-IRA, SIMPLE IRA or SARSEP-IRAs;
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■ Investments made through your representative or broker-dealer over the phone if the amount of the investment that is eligible for the free exchange is less than $100; or
■ Accounts that are liquidated due to a shareholder's failure to verify his or her identity in opening the account or if the Fund has questions concerning the purpose of the account that have not been adequately explained.
For additional information about sales charge waivers and discounts, please refer to the Fund's SAI.
What are the Fund’s policies on frequent trading in the shares of the Fund?
The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.
It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.
It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.
If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.
Financial intermediaries that offer Fund shares may be asked to enforce the Fund’s policies to discourage frequent trading.  Financial intermediaries also may have their own policies to deter frequent trading that differ from the Fund’s policies.  In certain cases, the Fund may defer to the intermediary’s policies.  There is no guarantee that all market timing will be detected.  To the extent that the Fund’s or a financial intermediary’s policies are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.
The risks of frequent trading include the risk of time zone arbitrage.  Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by the Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the time as of which the NAV is calculated.  To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may
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cause dilution in the value of the shares held by other shareholders.
The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that stocks of small-size and/or mid-size companies may trade infrequently and thus their prices may be slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.
What about dividends and other distributions?
To the extent that it has net investment income, the Fund will declare and pay on a quarterly basis dividends from such net investment income.  The Fund will distribute any net realized capital gains on an annual basis, usually after the end of the Fund's fiscal year.  The Fund may also make an additional distribution in any year, if necessary, to avoid a federal excise tax on certain undistributed ordinary income and net realized gains.  Dividends and other distributions declared on the Fund's share classes are calculated at the same time and in the same manner.  Dividends on each class might be affected differently by the allocation of class-specific expenses.
You may choose to reinvest all dividends and other distributions paid by the Fund at NAV in additional shares of the distributing class of the Fund or the same class of certain other First Investors Funds or receive all dividends and other distributions in cash.  If you do not select an option when you open your account, all dividends and other distributions paid by the Fund will be reinvested in additional shares of the distributing class of the Fund.  If you do not cash a distribution check, you will not receive interest on the amount of the check while it remains outstanding.  If the Fund is unable to obtain a current address for you, it will reinvest your future dividends and other distributions in additional Fund shares of the distributing class in accordance with the Fund’s “Returned Mail” policy, as described in the Fund’s SAI.  No interest will be paid to you while a distribution remains uninvested.
A dividend or other distribution declared on a class of shares will be paid in additional shares of that class if it is under $10 or if the Fund has received notice that all account owners are deceased (until written alternate payment instructions and other necessary documents are provided by your legal representative).
What about taxes?
Any dividends or other distributions paid by the Fund are taxable to you unless, you are a tax-exempt entity or you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account.  Dividends and distributions of the excess of net short-term capital gain over net long-term capital loss (if any) are generally taxable to you as ordinary income.  If you are an individual or certain other non-corporate shareholder and meet certain holding period and other requirements with respect to your Fund shares, you may be eligible for reduced federal income tax rates on “qualified dividend income” distributed by the Fund.  Distributions of the Fund’s excess of net long-term capital gain over net short-term capital loss (if any) are generally taxed to you as long-term capital gains (at those reduced rates), regardless of how long you owned your Fund shares.  You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional Fund shares.
Your redemption or exchange of Fund shares will be considered a taxable event for you.  Depending on the purchase price and the redemption price of the shares you redeem or exchange, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transactions.
Basis information for the redemption of certain Fund shares is reported directly to the Internal Revenue Service on Form 1099-B.  You may direct the Fund to redeem specific
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shares for tax reporting purposes; in such case, the Fund will follow your directions.  You may want to consult with your tax advisor about taxes before instructing us to redeem shares.  Additional information regarding basis reporting, including the Fund’s default method (which is average basis), can be found in the Fund’s SAI.
What if my account falls below the minimum account requirement?
If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose an annual low balance account fee of $25.  The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance.  The Fund will give you sixty (60) days’ notice before taking such action.  You may avoid redemption or imposition of a fee by purchasing additional Fund shares, if permitted by law, during this sixty (60) day period to bring your account balance to the required minimum.
Householding policy
It is the policy of the Fund described in this prospectus to mail only one copy of the Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in the Fund covered by the same document.  You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you.  In such case, you will begin to receive your own copies within 30 days after the Fund’s receipt of the revocation.  It is the policy of the Fund to mail confirmations and account statements separately to each shareholder who shares the same mailing address.  The Fund will, however, mail quarterly statements for different shareholders who share the same mailing address in one envelope if each shareholder consents to this procedure.  The Fund is not responsible for any losses that result from your use of this procedure.  You may request that separate copies of these disclosure documents be mailed to you by writing to the Fund’s transfer agent at:  Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at: 1 (800) 423-4026.
Other account privileges and policies
The Fund offers a full range of special privileges, including systematic investments, automatic payroll investments, systematic redemptions, electronic fund transfers, a variety of retirement account options, and transfer on death (“TOD”) registration.   These privileges are described in the Fund’s SAI.  There is an annual custodial/trust fee of $15 for each First Investors Fund traditional IRA, Roth IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, 457(b) account and ESA custodial/trust account and an annual custodial fee of $30 for each First Investors Fund 403(b) custodial/trust account that you maintain, irrespective of the number of Funds that are held in an account.  The account holder is responsible for paying this fee and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12-month period in accordance with the provisions of the respective custodial/trust agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian/trustee as further described in the respective custodial/trust agreement and in the Fund’s SAI.  The custodian/trustee also reserves the right to modify the fee at any time on forty-five (45) days’ prior written notice to account holders.  TOD accounts are administered in accordance with First Investors Fund’s TOD Guidelines.  These guidelines are set forth in the Fund’s SAI, which is available for free upon request by calling 1 (800) 423-4026 and by visiting our website at www.foresters.com.
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Additional Information
The First Investors Equity Funds (the “Trust”) enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), principal underwriter, custodian and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, Trustees or any First Investors Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.  Nothing in this prospectus or the SAI is intended to provide investment advice and should not be construed as investment advice.
Residents of Texas who own shares of the Fund have the option of providing the name and mailing or e-mail address of a person designated by them to receive any notice required under Texas law regarding Fund shares valued at more than $250 that are presumed to be abandoned. The Designation of Representative for Notice Request Form can be found on the Texas Comptroller’s website. Contact your Representative or financial intermediary for additional information or assistance.
Cybersecurity issues may impact the Fund, its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund’s SAI includes more information regarding cybersecurity issues.

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FINANCIAL HIGHLIGHTS
When available, the financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated.  Financial highlights are not provided because the Fund had not commenced operations prior to the date of this prospectus.
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EQUITY FUNDS
PREMIUM INCOME FUND
For more information about the Fund, the following documents are available for free upon request:
Annual/Semi-Annual Reports (Reports):
Since the Fund is new, it does not have a current report to shareholders.  However, when available, these reports will include the portfolio holdings of the Fund and the annual report will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period.
Statement of Additional Information (SAI):
The Fund’s SAI provides more detailed information about the Fund.  The SAI of the Fund is incorporated by reference into this prospectus.
To obtain free copies of the Reports, when available, and the SAI or to obtain other information, you may visit our website at: www.foresters.com or contact the Fund at:
Foresters Investor Services, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
Telephone: 1 (800) 423-4026
To obtain information about the Fund, including your account balance and transaction history, you may also visit our website at: www.foresters.com. To access your account information, you will need a password.
You can review and copy Fund documents (including the Reports, when available, and SAI) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1-202-551-8090.
Electronic versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
(Investment Company Act File No. 811-06618)

PIF

FIRST INVESTORS EQUITY FUNDS
Statement of Additional Information
Dated April 2, 2018
TICKER SYMBOLS

	CLASS A	ADVISOR CLASS	INSTITUTIONAL CLASS
PREMIUM INCOME FUND	FPIKX	FPILX	FPIMX
40 Wall Street
New York, New York 10005
1 (800) 423-4026
This is a Statement of Additional Information (including the appendices hereto, the “SAI”) for the First Investors Premium Income Fund (the “Fund”), a series of First Investors Equity Funds (the “Trust”).
This SAI is not a prospectus and it should be read in conjunction with the Fund’s prospectus dated April 2, 2018.  Since the Fund had not commenced operations prior to the date of this SAI, this SAI does not contain financial statements for the Fund.  The financial statements and reports of an independent registered public accounting firm will be contained in the Fund’s annual and semi-annual reports to shareholders when available.  The Fund’s prospectus and SAI and, when available, the annual report and semi-annual report of the Fund may be obtained free of charge by contacting the Fund at the address or telephone number noted above or by visiting our website at www.foresters.com.
This SAI is divided into two parts – Part I and Part II.  Part I contains information that is particular to the Fund, while Part II contains information that generally applies to the funds in the First Investors Family of Funds (“Funds”) (other than the First Investors Life Series Funds), including the Fund.

Statement of Additional Information
Dated April 2, 2018
PART I – TABLE OF CONTENTS
History and Classification of the Fund	4
Investment Strategies, Policies and Risks	4
Portfolio Turnover	4
Management of the Fund	5
Investment Advisory Services and Fees	7
Portfolio Managers	8
Underwriter and Dealers	9
Distribution Plans	9
Allocation of Portfolio Brokerage	9
Additional Information Concerning Purchases, Redemptions, Pricing and Shareholder Services	9
Tax Information	9
Beneficial Ownership Information	9
Financial Statements	9
Appendix A Investment Strategies Used by the Fund	A-1
Appendix B Investment Policies of the Fund	B-1

PART II – TABLE OF CONTENTS
Descriptions Of Investment Strategies and Risks		1
I.	Debt Securities	1
II.	Equity Securities	10
III.	Foreign Securities Exposure	12
IV.	Restricted And Illiquid Securities	15
V.	When-Issued Securities	15
VI.	Standby Commitments	16
VII.	Derivatives	16
VIII.	Short Sales	28
IX.	Repurchase Agreements	28
X.	Temporary Borrowing	29
XI.	Temporary Defensive Investments	29
XII.	Cybersecurity Risk	29
Portfolio Holdings Information Policies and Procedures		30
Portfolio Turnover		31
Management of the Fund		32
Responsibilities Of The Board of the Fund		34
Underwriter and Dealers		36
Payments to Financial Intermediaries		37
Potential Conflicts of Interests in Distribution Arrangements		38
Distribution Plan		38
Additional Information Concerning Purchases, Redemptions, Pricing, and Shareholder Services		39
Determination of Net Asset Value		61
Allocation of Portfolio Brokerage		62
Credit Ratings Information		64
General Information		70
Appendix A: Tax Information		A-1

Appendix B: Proxy Voting Guidelines	B-1
Appendix C: Proxy Voting Guidelines	C-1

Statement of Additional Information Part I
Dated April 2, 2018
HISTORY AND CLASSIFICATION OF THE FUND
The Trust is an open-end, management investment company commonly referred to as a mutual fund.  It was organized as a Delaware statutory trust on August 17, 2005.  The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value.  The Fund is a diversified series of the Trust.  There are 12 other separate and distinct series of the Trust, which are described in separate documents.  The Fund has designated Class A shares, Advisor Class shares and Institutional Class shares for sale.  Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Board of Trustees (“Board” or “Trustees”) and a Class may have exclusive voting rights with respect to matters affecting only that Class.
The Trust is not required to hold annual shareholder meetings unless required by law.  If requested in writing to do so by the holders of at least 10% of the Fund’s or Class’ outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Board or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which a vote is deemed by the Trustees or the President to be necessary or desirable.
INVESTMENT STRATEGIES, POLICIES AND RISKS
The Fund’s objective, principal investment strategies, and principal risks are described in the prospectus of the Fund.  A summary of each of the investment strategies that are used by the Fund is set forth in Appendix A to Part I of this SAI.  The Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies.  These policies are set forth in Appendix B to Part I of this SAI.  Appendix A and Appendix B are each part of this SAI.  Part II of this SAI provides more detailed descriptions of the investment strategies that may be used by the Fund and the related risks, including strategies that are not considered principal and therefore are not described in the prospectus.
PORTFOLIO TURNOVER
Since the Fund had not commenced operations prior to the date of this SAI, there are no portfolio turnover rates to provide for the last two fiscal years.

MANAGEMENT OF THE FUND
The First Investors Family of Funds share one common investment adviser, Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”), and one common Board of Trustees.  Part II of the SAI contains additional information concerning FIMCO, the leadership structure and risk oversight responsibilities of the Board, additional information about each Trustee, any standing committees of the Board, and the Code of Ethics that has been adopted by the Board.
Set forth below is information about the Trustees and certain Officers of the Fund.  The address of each Trustee and Officer listed below is c/o the Foresters Financial Legal Department, 40 Wall Street, New York, NY 10005.
Trustees and Officers
INDEPENDENT TRUSTEES
Name and Year of Birth	Position(s) held with the Trust covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Trusteeships/ Directorships Held During Past 5 Years
Susan E. Artmann 1954	Trustee since 11/1/2012	Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013).	51	None
Mary J. Barneby 1952	Trustee since 11/1/2012	Chief Executive Officer, Girl Scouts of Connecticut, since October 2012.	51	None
Charles R. Barton, III 1965	Trustee since 1/1/2006	Chief Operating Officer since 2007, Board Director since 1989 (currently, Ex-Officio) and Trustee since 1994 of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); and President of Noe Pierson Corporation (land holding and management service provider) since 2004.	51	None
Arthur M. Scutro, Jr. 1941	Trustee since 1/1/2006 and Chairman since 1/1/2013	None/Retired.	51	None
Mark R. Ward 1952	Trustee since 1/1/2010	Self employed, Consultant since 2008.	51	None
* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust’s organizational documents or by statute.
** As of the date of this SAI, the First Investors Family of Funds consists of 4 registered investment companies with 51 series.

OFFICERS WHO ARE NOT TRUSTEES
Name and Year of Birth	Position(s) held with the Trust covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
E. Blake Moore Jr. 1958	President since February 2018
President, Foresters Investment Management Company, Inc. (“FIMCO”) since February 2018; President, North American Asset Management at Foresters Financial since 2018; Managing Director at UBS Asset Management from 2015-2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011-2014.

Joseph I. Benedek 1957	Treasurer since 1988	Treasurer and Principal Accounting Officer of FIMCO.
Mary Carty 1950	Secretary since 2010	General Counsel of FIMCO and various affiliated companies since December 2012 and Assistant Counsel of FIMCO (2010-2012). Special Counsel and Associate at Willkie Farr & Gallagher LLP (1998-2009).
Marc Milgram 1957	Chief Compliance Officer since 2010
Chief Compliance Officer of FIMCO since 2010; Investment Compliance Manager of FIMCO (2009-2010); First Investors Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); FFS, Vice President (2008-2009); and FIS, Vice President (2008-2009).

* Officers are appointed by the Board for one-year terms.

Trustee Ownership of the Fund
As of December 31, 2017
Trustee	Dollar Range of Ownership of the Fund	Aggregate Dollar Range of Equity Securities – all Registered Investment Companies overseen by Trustee in First Investors Family of Funds†
Susan E. Artmann	None	Over $100,000
Mary J. Barneby	None	Over $100,000
Charles R. Barton, III	None	Over $100,000
Arthur M. Scutro, Jr.	None	Over $100,000
Mark R. Ward	None	Over $100,000
† As of the date of this SAI, the First Investors Family of Funds consists of 4 registered investment companies with 51 series.
As of the date of this SAI, none of the Trustees or Officers owned Class A, Advisor Class, or Institutional Class shares of the Fund.

Compensation of Trustees
The following table lists the estimated compensation to be paid to the Trustees of the Trust for the fiscal year ending September 30, 2018 by the Fund and the compensation paid for the fiscal year ended September 30, 2017 by the First Investors Family of Funds.
Trustee	Aggregate Compensation From the Fund[1]	Total Compensation from First Investors Family of Funds Paid to Trustees2,†
Susan E. Artmann	$527	$129,375
Mary J. Barneby	$527	$129,375
Charles R. Barton, III	$527	$129,375
Arthur M. Scutro, Jr.	$617	$155,000
Mark R. Ward	$550	$137,000
1. Estimated for the period from April 2, 2018 through September 30, 2018.
2. Reflects total compensation paid to the Trustees from the First Investors Family of Funds for the fiscal year ended September 30, 2017.
† As of the date of this SAI, the First Investors Family of Funds consists of 4 registered investment companies with 51 series.

No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.
INVESTMENT ADVISORY SERVICES AND FEES
Part II of this SAI describes the terms of the Trust’s Advisory Agreement with FIMCO and the respective responsibilities of the Fund and FIMCO under the Agreement.
Pursuant to the Advisory Agreement, set forth below is the method for calculating the current advisory fee paid by the Fund and the fee schedule for the Fund in tabular form.  The fee is accrued daily by the Fund and paid monthly, based on the Fund’s net assets, and is allocated daily to the Fund’s Class A, Advisor Class and Institutional Class shares based on the net assets of that class of shares in relation to the net assets of the Fund as a whole.  Since the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to FIMCO.
Under the Advisory Agreement, the Fund is obligated to pay the Adviser an annual fee of 0.80%, paid monthly.
The Adviser has delegated the management of the assets of the Fund to Ziegler Capital Management, LLC (“ZCM”) pursuant to a Subadvisory Agreement.  The Adviser pays ZCM an annual subadvisory fee on the assets delegated to it, paid monthly, according to the following schedule:
a.	0.33% on the first $300 million; and
b.	0.30% on all balances over $300 million.

PORTFOLIO MANAGERS
The following provides certain information about the portfolio managers who have responsibility for the daily management of the Fund.  This information has been provided by ZCM.
A.	Other Accounts Managed by Portfolio Managers as of January 31, 2018
Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts for which Advisory Fee is Based on Account Performance	Total Assets in the Accounts for which Advisory Fee is Based on Account Performance (in millions)
Wiley Angell: Premium Income Fund	Other Registered Investment Companies	1	$158.31	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	158	$2,088.82	0	$0
Sean Hughes: Premium Income Fund	Other Registered Investment Companies	1	$158.31	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	131	$349.71	0	$0

B.  Potential Conflicts of Interest in Other Managed Accounts as of January 31, 2018
ZCM’s Portfolio Managers:
The portfolio managers of ZCM are responsible for managing other accounts.  ZCM typically assigns accounts with similar investment strategies to a portfolio manager to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by ZCM or one of its affiliates in an account and certain trading practices used by a portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades).  ZCM has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, ZCM has adopted policies limiting the ability of a portfolio manager to cross trade securities (pursuant to these policies, if ZCM is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from ZCM’s Chief Compliance Officer and (b) inform the customer of the capacity in which ZCM is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies, all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).
C.   Structure of Portfolio Managers Compensation as of January 31, 2018
ZCM’s Portfolio Managers:
The portfolio managers are compensated in various forms.  The portfolio managers’ salary is determined on an annual basis and is a fixed amount throughout the year.  It is not based on the performance of a fund or on the value of the assets held in a fund’s portfolio.  Additionally, the portfolio managers receive a discretionary bonus that is based in part on the revenue of the products managed by the portfolio management team.  There is no difference between the method used to determine the portfolio managers’ compensation with respect to the Fund and other accounts.

D.  Portfolio Manager Fund Ownership as of January 31, 2018
The Fund had not commenced operations as of the date of this SAI.  Therefore, the portfolio managers did not own any shares of the Fund as of January 31, 2018.
UNDERWRITER AND DEALERS
Part II of this SAI describes the Underwriting Agreement between the Trust and Foresters Financial Services, Inc. (“FFS”), on behalf of the Fund, the applicable sales charge on Class A shares expressed both as a percentage of the offering price and net amount invested, and the dealer concession that is paid by FFS to outside dealers expressed as a percentage of the offering price.  Since the Fund had not commenced operations prior to the date of this SAI, no underwriting fees or other compensation have been paid to FFS, the Fund’s underwriter, in the last three fiscal years.
DISTRIBUTION PLANS
Part II of this SAI describes the distribution plan of the Fund.  Since the Fund had not commenced operations prior to the date of this SAI, no fees have been paid under the plan.
ALLOCATION OF PORTFOLIO BROKERAGE
Part II of this SAI describes the brokerage allocation policies of the First Investors Funds.  Since the Fund had not commenced operations prior to the date of this SAI, no brokerage commissions were paid by the Fund during the previous three fiscal years.
ADDITIONAL INFORMATION CONCERNING PURCHASES, REDEMPTIONS,
 PRICING AND SHAREHOLDER SERVICES
Additional information concerning purchases, redemptions, pricing and shareholder services is set forth in Part II of this SAI.  This information generally does not repeat information already discussed in the Fund’s prospectus.  Additional information concerning the determination of Net Asset Value (“NAV”) is also set forth in Part II of this SAI.
TAX INFORMATION
General information concerning federal tax law considerations applicable to the Fund is set forth in Part II of this SAI.
BENEFICIAL OWNERSHIP INFORMATION
As of March 29, 2018, FIMCO, as initial shareholder, owned of record or beneficially owned all outstanding shares of the Fund.
FINANCIAL STATEMENTS
Since the Fund had not commenced operations prior to the date of this SAI, it does not have any financial statements.

APPENDIX A
INVESTMENT STRATEGIES USED BY THE FUND
The investment strategies that may be used by the Fund, including strategies to invest in particular types of securities or financial instruments, are listed below.  The investment strategies that the Fund currently uses or currently anticipates using are noted by a check (✓) mark.  The investment strategies that the Fund does not currently anticipate using are noted by a dash (─) mark.  These notations only represent the current intentions of the Fund with respect to using the checked investment strategies.  The Fund may engage in any of the investment strategies listed, even if it has no current intention to do so as noted, as long as there is no specific investment policy prohibiting the Fund from engaging in the strategy.  To the extent permitted by its investment policies and applicable regulatory requirements, the Fund also reserves the right to alter its investment strategies or to use other strategies.  The investment policies of the Fund are set forth in its prospectus and Appendix B of Part I of this SAI.  The investment strategies listed in this Appendix, and their associated risks, are described in Part II of this SAI.
I-A-1

Premium Income Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Related Companies and Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depositary Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Short Sales	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
* The Adviser may invest the Fund’s cash balance in U.S. Government securities and other short-term investments.

I-A-2

APPENDIX B
INVESTMENT POLICIES OF THE FUND
The following is a list of the investment policies of the Fund other than those policies that are set forth in the Fund’s prospectus.  The Fund’s investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies.  For a description of the investment strategies that the Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of Part I of this SAI.
The Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
The Fund’s investment objective is a non-fundamental policy of the Fund.  Non-fundamental policies may be changed by the Board without shareholder approval.  Except with respect to borrowing, or as otherwise expressly provided, changes in values of the Fund’s assets will not cause a violation of the Fund’s investment policies.
Fundamental Policies:
The Fund may not:
(1) Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(2) Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
(3) Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
 (4)   Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
(5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry (excluding investment companies).
(6) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
(7) Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies) and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
(8) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”), in the disposition of restricted securities or in connection with investments in other investment companies.

I-B-1

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (a fund’s total assets include the amounts being borrowed).  To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets.  Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets).  In the event that such asset coverage falls below this percentage, the fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.  The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit a fund from making loans.  However, SEC staff interpretations currently limit fund loans of securities by prohibiting funds from lending securities with an aggregate value of more than one-third of a fund’s total assets.

I-B-2

Statement of Additional Information Part II
Dated April 2, 2018
Part II of this SAI describes policies and practices that apply to the Premium Income Fund (the “Fund”), as well as each other series of the First Investors Income Funds, First Investors Equity Funds and First Investors Tax Exempt Funds (“First Investors Funds”, and all such series, together the “Funds”), except as otherwise indicated.  This SAI also describes the non-principal investment strategies that the Fund may use to a limited extent in addition to those that are described in its prospectus.  The First Investors Family of Funds consists of 4 registered investment companies:  First Investors Income Funds, First Investors Equity Funds, of which the Fund is a series, First Investors Tax Exempt Funds and First Investors Life Series Funds.
DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS
The following are descriptions of investment strategies that may be used by the Fund as well as the risks of those strategies.  To determine which strategies are primarily used by the Fund, you must review the prospectus and appendices to Part I of the Fund’s SAI.  The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies.  Appendix A to Part I contains a schedule listing the investment strategies that the Fund currently intends to use.  The Fund may invest, to a limited degree, in any of the other investments described below even if they are not listed in the prospectus or checked in Appendix A to Part I.  Appendix B to Part I describes the investment policies that may limit or restrict the Fund’s ability to use certain investment strategies.
I.   Debt Securities
The Fund may invest in all of the debt securities described below.  The market value of most debt securities is influenced by changes in the level of interest rates.  Generally, as interest rates rise, the market value of a debt security decreases.  Conversely, as interest rates fall, the market value of a debt security generally increases.  This is referred to as interest rate risk.  A wide variety of factors can cause interest rates to rise. Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit and an increase in the price of commodities such as oil.  Interest rates have recently increased and may continue to rise, perhaps substantially and/or rapidly, potentially resulting in significant losses to the Fund.  Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low and engaging in quantitative easing.   As the Federal Reserve raises the federal funds rate and unwinds its quantitative easing program, there is a risk that interest rates across the U.S. financial system will continue to rise.  These policy changes may expose debt and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share prices to decline.  To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.  The liquidity level of the Fund’s portfolio may also be negatively affected.
The market value of most debt securities is influenced by the credit risks associated with such securities.  Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Fund may be rated investment grade, may be rated below investment grade, or may be unrated.  Investment grade securities are securities rated, at the time of purchase, by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or if unrated, judged by the adviser or subadviser, as applicable, to be of comparable credit quality.  Debt obligations rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by S&P Global Ratings (“S&P”) or BBB- or higher by Fitch Ratings, Inc. (“Fitch”) are considered investment grade by the respective NRSRO.  Bonds that are rated lower than Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch are considered below investment grade by the respective NRSRO (commonly known as “junk bonds” or “high yield”) and are referred to herein as “High Yield Securities.”  In general, the lower the credit rating for a debt security, the higher the credit risk.  As discussed below, High Yield Securities are inherently speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities.  Even debt obligations that are rated Baa3 by Moody’s or higher or BBB- by S&P or higher have speculative characteristics.  For a discussion of the NRSRO ratings used by certain Funds in making investment decisions, see section “E. High Yield Securities”.  For a discussion of investments in foreign government debt obligations and foreign debt securities, see section “III.  Foreign Securities Exposure” and also section “III.  Foreign Securities Exposure – B.  Foreign Securities Traded in the United States”.

A.  Commercial Paper and Other Short-Term Investments.  The Fund may invest in commercial paper (which are short-term promissory notes issued by corporations), commercial bank obligations (such as certificates of deposit and bankers acceptances), short-term corporate bonds, and short-term obligations issued by the U.S. government, its agencies, or instrumentalities.  The Fund also may invest in short-term foreign corporate debt securities denominated in U.S. dollars or foreign currencies.  Short-term foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).  The Fund may invest indirectly in commercial paper and other short-term investments or in other money market investments.  Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933 (the “1933 Act”), such as Section 3(a)(3) or 4(2).  The commercial paper purchased by the Fund may be liquid or illiquid.  See section “IV. Restricted and Illiquid Securities” for risks associated with investing in restricted and illiquid securities.  The commercial paper purchased by the Fund may be rated or unrated and may be issued by banks or bank holding companies.  The commercial paper purchased by the Fund may also take the form of short-term promissory notes with a maturity of up to 270 days that are backed by assets, such as credit card and other receivables.  See section “K. Other Asset-Backed Securities.”  The Fund may invest indirectly in commercial paper and other short-term investments or in other money market investments.
Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.  The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate.  Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution.  The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate.  While domestic bank deposits are insured by an agency of the U.S. Government, the Fund will generally assume positions considerably in excess of the insurance limits.
The Fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks.  These investments involve risks that are different from investments in securities of domestic branches of domestic banks.  These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the Fund.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
B.  Corporate Bonds and Notes.  The Fund may invest in bonds and notes issued by corporations and other similar entities.  Corporate bonds and notes generally have maturities of between one and thirty years.  In general, the longer the maturity of a bond, the greater the interest rate risk.  The corporate bonds and notes that may be purchased by the Fund may be convertible into equity securities, which may also include hybrid securities.  See section “C. Convertible Debt Securities.” The Fund may also invest in debt securities that are accompanied by warrants or rights that are convertible into the issuer’s equity securities.  The Fund may sell or retain such warrants or rights.
C.  Convertible Debt Securities.  The Fund may invest in convertible debt securities and/or hybrid securities.  A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer.  The value of a convertible bond may be dependent in part on the value of the issuer’s equity securities.
D.  Hybrid Securities.  Hybrid securities generally combine both debt and equity characteristics. The most common example is a convertible bond that has features of any ordinary bond, but is influenced by the price movements of the stock into which it is convertible. Hybrid securities can include a variety of features that allow them to exhibit changing proportions of debt and equity characteristics. As a result, it may be difficult to classify them as either debt or equity.
E.  High Yield Securities.  The Fund may invest in high yield, high risk securities also known as junk bonds (“High Yield Securities”), which may include syndicated bank loans, floating rate loans, senior loans, or bonds.  For a discussion of syndicated bank loans, floating rate loans and senior loans, see sections “I. Syndicated Bank Loans”, “O.  Variable Rate and Floating Rate Securities” and “P. Senior Loans”, herein.  The Fund may also invest in securities of companies that are in default or undergoing bankruptcy or reorganization (“Distressed Securities”).  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies that have been downgraded because of financial problems, special purpose entities that are used to finance sales or leases of equipment or receivables, and firms with heavy debt loads.  High Yield Securities may be backed by receivables or other assets and may have zero-coupon or pay-in-kind structures.  See Section “Q. Zero Coupon and Pay-In-Kind Securities.”
Debt obligations, including convertible debt securities, rated lower than Baa3 by Moody’s and BBB- by S&P, are inherently speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn could severely affect the market for all High Yield Securities, while a substantial period of rising interest rates could severely affect the market for high yield fixed rate bonds.  In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing.  Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.
The Fund could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk.  There may be less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt.  Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment.  For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities.  Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security’s market value.
The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit the Fund’s ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets.  High Yield Securities, including floating rate loans and senior loans, are typically traded through a small number of broker-dealers.  Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market.  A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.
The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid.  During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role.  Further, adverse publicity about the economy or a particular issuer may affect the public’s perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.
If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund.
A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.  To the extent permitted by the Fund’s investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for federal income tax purposes, or to seek capital appreciation.
F.  Income Deposit Securities (“IDSs”).  An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange.  Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.

IDSs are subject to the same risks as the underlying securities that make up an IDS.  There may be a thinner and less active market for IDSs than that available for higher quality securities.  An issuer’s indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.
G.  Indexed Securities.  The Fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators.  Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.  The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer.  These securities may vary directly or inversely with the underlying instruments.  The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.
H.  Inflation-Indexed Securities.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  The values of inflation-indexed fixed-income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate).  Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase.  In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease.  Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security.  However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.  The Fund may invest in inflation-related bonds which do not provide a guarantee of principal.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
I.  Syndicated Bank Loans.  The Fund may invest in syndicated bank loans.  Syndicated bank loans may be considered high yield securities, which are discussed in section “E. High Yield Securities”, and/or senior loans, which are discussed in section “P. Senior Loans”.  See section “O.  Variable Rate and Floating Rate Securities” for a description of floating rate securities.  An investment in a syndicated bank loan does not violate the Fund’s fundamental investment policy against making loans.  The Fund may invest in syndicated bank loans by purchasing an assignment directly from a lender and, thereby, the Fund would assume the same rights, obligations and risks as the assigning lender.  The Fund would have the right to receive payment of principal and interest from the borrower under the terms of the loan.  Additional rights may include the right to vote along with other lenders to enforce certain terms of the loan agreement, such as declaring the loan in default and initiating collections.  The Fund would be subject to the same risks of default by the borrower as discussed below for syndicated bank loan participations.  The assignments the Fund would purchase are generally based on senior obligations and are secured by collateral.  However, it is possible that if the borrower files for bankruptcy, the Fund may not be deemed a secured creditor.  If the loan is foreclosed, the Fund could potentially become an owner of the collateral and would bear the costs and liabilities associated with owning or disposing of the collateral.  Banks, financial institutions or lending syndicates generally offer these types of direct assignments, which are typically administered by a third-party, such as a bank or financial institution, that serves as an agent for the holder of the loan.  The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.  The Fund may have to rely on the agent or other financial intermediaries to apply appropriate credit remedies against a borrower.
Although syndicated bank loans in which the Fund will invest through assignments will generally be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a syndicated bank loan.  Certain loans may be subject to the risk that a court, pursuant to fraudulent conveyance or other laws, could subordinate a loan to presently existing or future indebtedness of the borrower or take other action detrimental to the holder of the loan; including, in certain circumstances, invalidating the loan or causing interest previously paid to be refunded.  Such events could negatively affect a Fund’s performance.
Investments in syndicated bank loans present the possibility that the Fund could be held liable as co-lender under emerging legal theories of lender liability.  In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.  The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors.  In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.  Investments in syndicated bank loans also involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.
The Fund may also invest in syndicated bank loans by purchasing participations.  Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties.  The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with the purchase of participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, the Fund will be subject to credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Syndicated bank loans and other types of direct indebtedness may not be readily marketable and may be subject to certain restrictions on resale.  The settlement process may take longer than seven days.  Although syndicated bank loans can be sold during the settlement period, some indebtedness may be difficult or impossible to dispose of within seven days at what Foresters Investment Management Company, Inc. (“FIMCO” or the “Adviser”) believes to be a fair price and in those instances, where the loans can be neither sold nor settled, they will be treated as illiquid for purposes of the Fund’s limitation on illiquid investments.  In addition, syndicated bank loans may require the consent of the borrower and/or the agent prior to sale or assignment.  These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and can adversely affect a loan’s liquidity and the price that can be obtained.  Long settlement periods for transactions in bank loans may impede the ability to timely honor redemptions.  Some syndicated bank loans are traded among certain financial institutions and accordingly may be deemed liquid.  Bank loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.  The amount of public information with respect to loans is generally less extensive than that available for other securities.
J.  Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities.  These securities represent interests in pools of mortgage loans.  The payments of principal and interest on the underlying loans pass through to investors.  Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner.  Thus, the security holders may receive prepayments of principal, in addition to the regular interest and principal.
There are three types of interest rate-related risks associated with mortgage-backed securities.  The first is interest rate risk.  The values of mortgage-backed securities will generally fluctuate inversely with interest rates.  The second is prepayment risk.  This is the risk that borrowers will repay their mortgages earlier than anticipated.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest.  Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.  The third is extension risk.  When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security.  This makes mortgage-backed securities more sensitive to interest rate changes.
Mortgage-backed securities may also be subject to credit risk.  Payment of principal and interest on many mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)).  See section “N. U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).  Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees, but may otherwise be subject to a greater risk of loss.

K.  Other Asset-Backed Securities.  The Fund may invest in other forms of asset-backed securities in addition to asset-based commercial paper and mortgage-backed securities.  These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, or other forms of receivables.  These securities present certain risks in addition to those normally associated with debt securities.  For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable.  For example, credit card receivables are generally unsecured.  The obligors may also be entitled to the protection of a number of state and federal credit laws.  Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.
To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities.  Moreover, a credit support depends upon the financial ability of its issuer to honor the support.
L.  Municipal Securities.  Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities.  The two principal classifications of municipal securities are “general obligation” and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest.  Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source.  The yields on municipal securities depend on, among other things, general bond market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.
Generally, the values of municipal securities vary inversely to changes in interest rates.  Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient.  This may especially be true given the underfunded pension obligations of many municipal issuers.  National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.  There is also the risk that the interest income that the Fund receives from one or more municipal securities might be determined to be taxable by the Internal Revenue Service (“IRS”) (for federal income tax purposes), applicable state tax authorities (for state income tax purposes), or a judicial body.  Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.
The market for municipal securities may become illiquid.  There may also be less information available on the financial condition of municipal security issuers than for public corporations.  This means that it may be harder to buy and sell municipal securities especially on short notice, and that it may be more difficult to value such securities.  The Fund may invest in taxable municipal securities that are issued by a local government, such as a city or related agencies for general governmental projects or to finance special projects.  The interest income derived from these securities is not excludable from gross income for federal income tax purposes.
The Fund may invest in Puerto Rico municipal securities.  Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund’s holdings in Puerto Rico municipal obligations.  Puerto Rico experienced and may continue to experience a significant economic downturn.  As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on “negative watch” and Puerto Rico may default on its obligations.  If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

M.  Refunded Securities.  The Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid (also called “pre-refunded bonds”).  The proceeds from the new issue of bonds are typically collateralized by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date.  These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency security.  The Fund also may purchase municipal securities that have been refunded prior to purchase.  Refunded municipal securities are subject to interest rate risk.  In addition, some refunded municipal securities may have limited liquidity.
N.  U.S. Government Securities.  The Fund may invest in U.S. Government Securities.  The Fund considers U.S. Government Securities to include:  (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued or guaranteed by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae, Freddie Mac or the Federal Home Loan Banks).  These U.S. Government-sponsored entities (“GSEs”), which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government.  They are supported only by the credit of the issuing agency, instrumentality or corporation.  The range of maturities of U.S. Government Securities is usually three months to thirty years.
In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded Fannie Mae and Freddie Mac’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). Beginning in 2008, Fannie Mae and Freddie Mac required significant Treasury support through draws under the preferred stock purchase agreements. However, they have paid significant amounts in senior preferred dividends to the Treasury.  The FHFA has conducted stress tests mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” substantial additional Treasury support of Fannie Mae and Freddie Mac might be required.  No assurance can be given that the Federal Reserve or the Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that Fannie Mae and Freddie Mac increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by Fannie Mae or Freddie Mac on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae has reported that there is “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.”  Freddie Mac faces similar uncertainty about its future role.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
The Fund may also invest in separated or divided U.S. Government Securities.  These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself.  When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future.  The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures.  The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased.  Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity.  The market values of these securities are much more susceptible to change in market interest rates than income-producing securities.  See section “Q. Zero Coupon and Pay-In-Kind Securities.”  These securities are purchased with original issue discounts and such discounts, which are includable in the Fund’s gross income ratably over the life of the securities.
The Fund may also purchase certificates not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury.  The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder.  These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.
O.  Variable Rate and Floating Rate Securities.  The Fund may invest in variable rate and floating rate securities (including syndicated bank loans), which are generally secured within the borrower’s capital structure, but may also be unsecured.  Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities.  Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.
The interest rate on a floating rate obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”).  The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.  The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based.  These adjustments are intended to minimize changes in the market value of the obligation.  Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.
The variable and floating rate securities in which the Fund invests are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured.  If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit the Fund’s rights to its collateral.  In the event of a bankruptcy, the holder of a variable or floating rate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
P.  Senior Loans.  Senior loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, and common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral. Senior loans may be structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again.
Sometimes there may be two or more term loans and they may be secured by different collateral, and/or have different repayment schedules and maturity dates. In addition to revolving loans and term loans, senior loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits. The Fund typically invests only in the term loan portions of senior loan structures, although it could invest in the revolving loan portions and the pre-funded letters of credit portions.

By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Nevertheless, senior loans may still be subordinated to other obligations of a borrower.
Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on senior loans, float (i.e., they change as market rates of interest change).
Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the total interest rate for its loan is permitted to change or reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods.  In addition, some loans have a LIBOR floor that prevents interest rates for the loan from falling below the contractual LIBOR floor rate even when the market LIBOR falls below the contractual floor rate.  During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.
Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services.
The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its net asset value.
The Fund invests in both primary and secondary markets with established broker-dealers in the over-the-counter (“OTC”) market.
For a description of floating rate securities see section “O.  Variable Rate and Floating Rate Securities”.
Q.  Zero Coupon and Pay-In-Kind Securities.  The Fund may invest in zero coupon and pay-in-kind securities.  Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  Pay-in-kind securities are those that pay “interest” through the issuance of additional securities.  The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.  Original issue discount earned on zero coupon securities, and the “interest” received on pay-in-kind securities, must be included in gross income (accounted for in the case of municipal securities) each taxable year by  the Fund if it holds such securities for purposes of determining the amount it must distribute that year to qualify (in case the Fund has not completed a taxable year) or continue to qualify for tax treatment as “a regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).  See “Appendix A: Tax Information”.  Thus, the Fund may be

required to distribute as a dividend for a particular taxable year an amount that is greater than the total amount of cash it actually receives during the year.  These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.
R.  Sovereign Debt.  Investments in debt securities issued by foreign governments and their political subdivisions or agencies and instrumentalities (“Sovereign Debt”) involve special risks.  Debt instruments of foreign governments and their political subdivisions or agencies and instrumentalities may not be supported by the full faith and credit of the foreign government.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured.  The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt.  While the Adviser or subadviser, as applicable, endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.
S. Debt Securities Issued by Supranational Organizations.  The Fund may invest in debt securities issued by supranational organizations.  Supranational organizations are entities designated or supported by a government or governmental group to promote economic development.  Included among these organizations are the Asian Development Bank, the European Union, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development.  Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal.  Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.
II.   Equity Securities
A.  Common Stocks, Preferred Stocks, Rights, Warrants and Options.  The Fund may invest in equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks as well as options to buy or sell stocks (“equity securities”).  Equity securities are subject to market risk.  This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  The risks of investing in equity securities can be magnified when the Fund invests in them by means of options. For the special risks associated with options, see section “VII. Derivatives – E. Futures, Forwards and Options”. The Fund may invest in equity securities of foreign companies directly or through depositary receipts.  Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.  See section “III. Foreign Securities Exposure” for the additional information on the associated strategies and risks.  The Fund may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small-to-medium market capitalizations.  Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

B.  Shares of Other Investment Companies.  The Fund may invest in the shares of other investment companies, including exchange traded funds (“ETFs”).  Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies.  See section “C. Shares of Exchange Traded Funds.”  Investments in the shares of other investment companies or ETFs also expose the Fund to additional expenses.  If the Fund invests in an investment company or an ETF it will indirectly bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.
C.  Shares of Exchange Traded Funds.  ETFs essentially are baskets of securities that are listed on an exchange and usually trade like individual stocks.  The market price of an ETF is usually determined by demand for the ETF itself.  Although the market price of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount or premium to net asset value.  In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities and the Fund’s ability to buy and sell those shares.
ETFs may or may not be registered as investment companies, depending upon how they are organized.  ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies.  Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor’s Depositary Receipts (“SPDRs”).  ETFs that are organized as grantor trusts, such as Holding Company Depositary Receipts (“HOLDRs”), generally are not required to register as investment companies under the 1940 Act.  Investments in ETFs, whether or not registered as investment companies, expose the Fund to additional fees.
D.  Real Estate Related Companies. Although the Fund may not invest directly in real estate, it may invest in securities of companies that are engaged in the real estate industry or hold interests in real estate.  Investing in such securities exposes the Fund to special risks associated with the direct ownership of real estate, and an investment in the Fund will be affected by the performance of the real estate industry. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
E.  Real Estate Investment Trusts and Real Estate Operating Companies.  The Fund may invest in shares of real estate investment trusts (“REITs”).  Equity REITs invest in income-producing real estate.  They produce income from rental and lease payments as well as occasional sales of property.  Mortgage REITs make construction, development, and long-term mortgage loans.  They produce income from repayment of the loans and sales of the loan obligations.  Hybrid REITs may invest in both real estate and real estate loans.
Unlike most corporations (and trusts and associations otherwise taxable as such for federal tax purposes), REITs do not have to pay federal income tax on net income and realized gains they distribute to their shareholders if they meet certain requirements of the Code.  To qualify for that treatment, a REIT must, among other things, (1) distribute to its shareholders for each taxable year at least 90% of the sum of its “real estate investment trust taxable income” (which includes all net capital gains) and certain other income and (2) derive at least 75% of its gross income each taxable year from rents from real property, interest on mortgages secured by real property, gains from the disposition of real property or such mortgages, and certain other real estate related income.  The failure of a company in which the Fund invests to qualify for treatment as a REIT under federal tax law may have an adverse impact on the Fund as an investor therein.  REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.
REITs are subject to real estate industry risk.  See section “D. Real Estate Related Companies”.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties.  Ultimately, an individual REIT’s performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties.  For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failures to pay rent, or incompetent management.  Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws.  Loss of federal tax treatment as a REIT will also affect an individual REIT’s  after-tax performance.
REITs are also subject to interest rate risk.  REIT stock prices overall will decline over short or even long periods because of rising interest rates.  In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments.  Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.
REITs tend to be small or medium-size companies.  Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear its proportionate share of those fees and expenses.
The Fund may invest in real estate operating companies (“REOCs”). REOCs are corporations that engage in the development, management or financing of real estate. REOCs include, for example, developers, brokers and building suppliers. REOCs are publicly traded real estate companies that have chosen not, or are ineligible, to be taxed as REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower or no corporate taxation that are a common characteristic of REITs. The value of the Fund’s REOC securities generally will be affected by the same factors that adversely affect a REIT.
F.  Master Limited Partnerships.  The Fund may invest in master limited partnerships (“MLPs”) which are publicly traded partnerships (or entities classified for federal tax purposes as partnerships, such as limited liability companies (“LLCs”)) primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  Their interests, or units, trade on public securities exchanges like the shares of a corporation, without entity level taxation.  MLPs generally have two classes of owners, one or more general partners (managing members or non-member managers in the case of LLCs) and the limited partners (non-managing members in the case of LLCs) (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
G.  Income Deposit Securities (“IDSs”).  For a discussion of IDSs, see section “I. Debt Securities – F. Income Deposit Securities.”
III.   Foreign Securities Exposure
The Fund may invest in securities issued by foreign companies or governmental authorities either directly or through depositary receipts or ETFs (generally “foreign securities”).  Investing in foreign securities involves more risk than investing in U.S. securities.  Changes in the value of foreign currencies can significantly affect the value of a foreign security held by the Fund, irrespective of developments relating to the issuer.  In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments.  Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.  Investments in foreign government debt obligations also involve special risks.  The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.
A.  Depositary Receipts.  The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers.  Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted.  ADRs are not considered by the Fund to be foreign securities for purpose of any investment restrictions on investments in foreign securities.  ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
GDRs are issued globally and evidence a similar ownership arrangement to ADRs.  Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets.  Unlike ADRs, GDRs are typically denominated in foreign currencies.  They may not, however, be denominated in the same currency as the underlying securities into which they may be converted.  As with unsponsored ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs.  GDRs also involve the risks of other investments in foreign securities.
B.  Foreign Securities Traded in the United States.  The Fund may invest directly in foreign equity or debt securities that are traded in the United States.  Such securities are generally denominated in United States dollars.  They also may be issued originally in the United States.  For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States (“Yankee Bonds”).  Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets.  There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.  See section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.  To the extent that dollar-denominated foreign stocks and bonds are traded in the United States securities markets, the Fund does not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.
C.  Foreign Securities Traded in Foreign Markets.  The Fund may invest in foreign securities that are traded in foreign securities markets.  In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories.  When the Fund is investing in securities that are denominated in foreign currencies, it may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date.  The Fund may also engage in foreign currency futures contracts, foreign currency forward contracts, foreign currency exchange contracts and options thereon.  See section “VII. Derivatives - E. Futures, Forwards and Options” for a description of such investments.
The Fund may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer’s local market.  Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares.  Thus, investments in P-notes present similar risks to investing directly in an issuer’s shares. Normally, P-notes can only be sold back to the broker that issued them.

As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.
D.  Foreign Securities Traded in Emerging Markets.  The Fund may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed. There are special risks associated with investing in emerging markets in addition to those described above in “Foreign Securities Traded in Foreign Markets.”  These special risks include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.
E.  Foreign Currency.  In addition to the instruments described in section “VII. Derivatives – E. Futures, Forwards and Options” below, the Fund also may invest in foreign currency, foreign currency futures, and foreign currency options. Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency exchange contracts.
The Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
The Fund may invest in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies.  Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the Fund’s investment performance.  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation, and other economic and financial conditions affecting the world economy.
A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund.  Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.
F.  Foreign Currency Warrants.  Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.
Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.  The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which may result in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.
IV.   Restricted and Illiquid Securities
The Fund may invest in restricted and illiquid securities.  Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the 1933 Act.  Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutional buyers under exemptions from registration under the 1933 Act, such as Rule 144A, or in subsequent registered offerings.  The Fund may register restricted securities for resale.  The registration of securities for resale involves costs and the Fund generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.
Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the prices at which they are valued.  No more than 15% of the value of the Fund’s net assets, determined at the time of purchase, may be invested in illiquid securities.  However, this restriction does not prevent the Fund from holding more than 15% of its assets in illiquid securities due to certain circumstances, such as redemptions of Fund shares, sales of securities, changes in market values or securities that become illiquid after purchase.  The Fund determines whether restricted securities are liquid or illiquid in accordance with policies and procedures that have been approved by the Board of Trustees of the Fund.  The Fund also considers repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.
It may be difficult or impossible for the Fund to resell restricted or illiquid securities.  As a result, the Fund could suffer losses by investing in such securities.  It may also be difficult to value such securities.  The Fund could also incur costs (such as registration fees) to resell restricted securities.
V.   When-Issued Securities
The Fund may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.  The Fund generally would not pay for such securities or start earning interest on them until they are issued or received.  However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.  Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.  When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid assets at least equal to the amount of the Fund’s commitment, which are valued at their fair market value.  If on any day the market value of this segregated account falls below the value of the Fund’s commitment, the Fund will be required to deposit additional cash or liquid assets into the account until the value of the account is at least equal to the value of the Fund’s commitment.  When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of assets in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected.  Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase.  The sale of assets in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

VI.   Standby Commitments
The Fund may acquire standby commitments from banks with respect to securities held by the Fund.  Under a standby commitment, a bank agrees to buy a particular security from the Fund at a specified price at the Fund’s option.  A standby commitment is similar to a put option for a particular security in the Fund’s portfolio.  Standby commitments acquired by the Fund are not added to the computation of the Fund’s net asset value.  Standby commitments are subject to certain risk, including the issuer’s ability to pay for a security when the Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace.  The Fund’s ability to exercise its rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable.  The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.
The Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable.  Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment.  The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered.  Standby commitments acquired by the Fund are not added to the computation of the Fund’s net asset value and are valued at zero.  When the Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund.  The dollar-weighted average maturity calculation for the Fund is not affected by standby commitments.
VII.  Derivatives
The Fund may invest in derivative instruments.  Derivative instruments are instruments that derive their value from other financial instruments, securities, currencies, or indices.  Investments in derivative instruments can create leverage and thereby increase the volatility of the Fund’s share price and expose the Fund to significant additional costs and potential investment losses.  At times, it may be difficult to sell or value derivative instruments.
A. Credit-Linked Securities.  Credit-linked securities are securities whose performance is linked to the performance of a designated basket or index of high yield securities or credit default swaps.  Credit-linked securities are typically issued by a trust or a similar entity, which invests in a designated basket of high yield securities or in swap agreements or securities lending agreements that are based upon designated baskets of high yield securities or credit default swaps.  Investments in credit-linked securities can be an efficient means of managing the cash position of the Fund.
The risks associated with investing in credit-linked securities include the following:
1.
Market Risk.  The values of credit-linked securities will generally rise or fall in response to the changes in the market values of the designated basket or index of high yield securities or credit default swaps.

2.
Credit Risk and Interest Rate Risk.  The credit risk and interest rate risk associated with an investment in a credit-linked security are generally equivalent to the credit risk and interest rate risk associated with direct investments in the actual securities in the underlying designated basket of high yield securities or credit default swaps.

3.	Counter-Party Risk. This is the risk that the counter-party to a swap or securities lending agreement will be unable to honor its commitments under the agreement.
4.
Liquidity Risk.  Credit-linked securities are typically not registered for public trading under the 1933 Act and are therefore considered restricted securities.  At times, it may be difficult to sell credit-linked securities due to the lack of an available trading market.  See, section “IV. Restricted and Illiquid Securities” for the risks of illiquid securities.

5.
Basis Risk.  This is the risk that the performance of credit-linked securities may not correspond with the performance of the underlying designated basket of high yield securities or their target index.

For these reasons, there is no guarantee that the strategy of investing in credit-linked securities will be successful and the Fund could lose money by investing in them.
B.  Inverse Floaters.  Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index.  For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases.  The secondary market for inverse floaters may be limited and they may be illiquid.  See section “IV. Restricted and

Illiquid Securities” for the risks of illiquid securities.  The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations.  The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.  For purposes of calculating any limits to the extent that the Fund can invest in inverse floaters, the Fund will use the market value of the inverse floater.
C.  Interest Rate Swaps.  Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time.  For example, two parties may agree to exchange interest payments on variable and fixed rate instruments.  The Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.
Most interest rate swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  There could also be delays in payment or losses if the swap dealer, through which the Fund clears its centrally cleared swaps, were to default on its obligations to the clearing organization or become insolvent.
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this, the Fund will enter into interest rate swap transactions only with banks and swap dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by the Fund’s Board.  Interest rate swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.
The Fund will usually enter into OTC swaps on a net basis, i.e., the two payment streams will be netted out in a cash settlement on the payment date or on dates specified in the swap agreement.  Payments on centrally cleared swap agreements are generally made on a net basis.  The Fund’s obligations under a netted swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counter-party less any collateral pledged by the Fund will be maintained in a segregated account.  The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Because segregated accounts will be established with respect to such transactions, the Fund does not treat swap transactions as constituting senior securities.  Accordingly, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.
The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Fund were incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
D. Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”).  An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date.  MMD Rate Locks may be used for hedging purposes.  An MMD Rate Lock is an agreement between two parties --

the Fund and an MMD Rate Lock provider -- pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract.  For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract.  If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.  There is no payment made or received at inception.  If both parties consent, an MMD Rate Lock can be unwound prior to settlement, provided that a termination payment can be agreed upon to settle the contract.
In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund.  As with interest rate swaps, the use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions.
The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund.  Because separate accounts will be established with respect to such transactions on the books and records of the Fund or with its custodian, the Fund does not treat MMD Rate Locks as constituting senior securities.  Accordingly, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.
The Fund will enter into MMD Rate Locks only with banks and recognized security dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by the Fund’s Board.  MMD Rate Locks do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to MMD Rate Locks is limited to the amount of payments the Fund is contractually obligated to make.  If the other party to an MMD Rate Lock defaults, the Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction, but they could be difficult to enforce.
To the extent that other types of rate locks are available or developed in the future, the Fund may enter into them on the same basis and for the same purposes as set forth above.
E. Futures, Forwards and Options.  The Fund may use futures, options, options on futures, dollar rolls, and forward contracts as part of its investment strategies. To the extent that the Fund participates in these, markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies.  The use of these strategies involves certain special risks, including: (1) dependence on the Adviser’s or subadviser’s, as applicable, ability to predict correctly movements in the direction of  underlying instrument prices; (2) imperfect, or even no, correlation between the price of derivatives and movements in the prices of the  derivatives’ underlying instrument(s); (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the derivatives; and (5) the possible absence of a liquid secondary market for any particular derivative or underlying instrument at any time.  If the Adviser’s or a subadviser’s, as applicable, prediction of movements in the direction of the derivatives or underlying instrument markets is inaccurate, the adverse consequences to the Fund may leave it in a worse position than if such strategies were not used.  Investments in derivatives are subject to the risk that the counterparty (or counterparties) to the derivative will be unable or unwilling to meet their obligations.
While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell an investment at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (taxable to its shareholders as ordinary income when distributed to them) than if it had not used such instruments.
Futures and Options on Futures.  The Fund may purchase and sell futures contracts, including futures on securities and securities indexes. A “purchase” of a futures contract (or entering into a “long” futures position)

entails the buyer’s assumption of a contractual obligation to take delivery of the instrument(s) underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument(s)  underlying the contract at a specified price at a specified future time.
The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument(s). Therefore, purchasing futures contracts will increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument(s), much as if the Fund had purchased the underlying instrument(s)  directly. When the Fund sells a futures contract, by contrast, the value of its futures position will move in a direction contrary to the market for the underlying instrument(s).
Certain futures, including index futures and other futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument(s).  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument(s) underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. There is no guarantee that the Fund will be able to close out its obligation.  While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument(s) or utilize the cash settlement process whenever it appears economically advantageous for it to do so.
The Fund may enter into interest rate futures contracts and options thereon.  An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place.  Such investments may be used for the purpose of hedging against changes in the value of the Fund’s portfolio securities due to anticipated changes in interest rates and market conditions or for other purposes.
The Fund may invest in futures on equity market indices and debt market indices.  Certain futures contracts may represent new investment products that lack track records.
The Fund may purchase and sell currency futures contracts. Such transactions typically will be used to hedge currency fluctuations. If the Fund anticipates that exchange rates for a particular currency will rise, the Fund may purchase a currency futures contract to protect, in part, against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Fund anticipates that a particular currency will appreciate in value.
Through the purchase and sale of currency futures contracts, the Fund may be able to achieve many of the same objectives attainable through the use of forward currency contracts (discussed below), but more effectively and possibly at a lower cost.  Unlike forward currency contracts, foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges and centrally cleared.
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally.  Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency.  In that case, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.
The Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts that are linked to the LIBOR.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
The Fund may also enter into spot currency trades in connection with the settlement of transactions in securities traded in foreign currency.  In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.

The Fund may purchase and write call and put options on futures contracts, including the types of futures discussed above. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of options, as discussed herein.  Options on futures contracts have a limited life.  The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.
“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions (or positions in options on futures).  Initial margin is the margin deposit made by the Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which the Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness.  In computing its NAV, the Fund will mark to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.
Because of the low margin deposits required, trading in futures and options on futures involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls. If the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements.  Any such sale of assets may or may not be made at prices that reflect the rising market.  Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund.  If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, the Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.
The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in the value of their underlying instruments, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options thereon and of the underlying instrument can be only approximate due to differences between the futures and underlying instrument markets.
The Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have less counterparty risk to the Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.   Thus, the Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as “fellow customer risk.”

Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.
Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options.  Although the Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time.  In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day’s settlement price.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions.  In such an event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options).  However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.
Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.
The Fund’s activities in the futures and related options markets may result in a higher portfolio turnover rate, additional transaction costs in the form of added brokerage commissions, and larger realized net capital gains and thus increased taxable distributions to shareholders; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.
Purchasers of options on futures contracts pay a premium in cash at the time of purchase.  This amount and the transaction costs are all that is at risk.  Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements.  In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.
Dollar Rolls.  The Fund may enter into dollar roll transactions in which the Fund sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase substantially similar securities at an agreed upon future time.  By engaging in a dollar roll transaction, the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase.  The Fund would also be able to invest the proceeds of the securities sold.  When the Fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of the securities transferred to another party, the securities purchased for future delivery, and the securities in which the proceeds are invested would affect the market value of the Fund’s assets.  As a result, such transactions could increase fluctuation in the Fund’s NAV.  If the Fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the Fund’s yield.  The Fund will segregate cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the dollar rolls.
Forwards.  The Fund may purchase forward contracts, including forward foreign currency contracts.  The Fund may do so to hedge against fluctuations in the value of foreign currencies versus the U.S. dollar during the settlement of transactions involving individual foreign securities, in anticipation of buying or selling foreign securities, or more broadly with respect to foreign securities owned by the Fund.  For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  The Fund will thereby seek to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.  Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.  Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.
The Fund may enter into forward currency contracts for the purchase or sale of foreign currencies at an agreed upon or negotiated price on a future date or enter into foreign exchange contracts for the purchase or sale of foreign currencies on a fixed date and at a fixed rate of exchange.  These contracts are considered derivative instruments and are used to attempt to manage exposure to foreign exchange risk associated with foreign currency denominated securities held by the Fund.  The Fund also may use forward currency contracts to attempt to enhance return or yield.  The Fund could also use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift the Fund’s exposure to foreign currency fluctuations from one country to another.
A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.  Forward currency contracts involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund.  Even though the U.S. Treasury Department has determined that deliverable forward currency contracts are not swaps, they are subject to reporting and business conduct standards under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).
The Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second forward currency contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.  There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts.  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.
The precise matching of the forward currency contract amounts and the value of any underlying securities to which the Fund seeks to hedge its currency risk will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
The Fund also may enter into non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with forward currency contracts including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF.  With respect to any NDFs that currently are, or in the future may be, centrally cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.
Options.  The Fund may purchase and write (sell) call and put options to buy securities or write (sell) call options on underlying instruments, such as securities.  When the Fund buys an option to purchase an underlying instrument (or call option), it is generally anticipating that the price of the underlying instrument will increase before the option expires.  In the event that this does not occur, the option could expire worthless and the Fund could lose the entire amount that it paid for the option.  The value of an option position will reflect, among other things, the current market price of the underlying instrument(s), which could be a security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions.  For this reason, the successful use of options depends upon the Adviser’s or the subadviser’s, as applicable, ability to forecast the direction of price fluctuations in the underlying instruments.
The exercise price of an option may be below, equal to, or above the market value of the underlying instrument, at the time the option is written. Options normally have expiration dates between three and twelve months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.
Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover.
The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying instrument, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument, the length of the option period, the general supply of and demand for credit, and the interest rate environment.
The Fund may effectively terminate its rights or obligations under an option by entering into a closing transaction.  If the Fund wishes to terminate its obligation under a call option it has written, the Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right under a call or put option it has purchased, the Fund may write an option of the same series, as the option held; this is known as a closing sale transaction.  Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying instrument from being called, or to permit the sale of the underlying instrument. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying instrument with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold an underlying instrument that it might otherwise have sold (or purchase an underlying instrument that it might otherwise not have bought), in which case it would continue to be at market risk on the underlying instrument.
A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.  The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option at any particular time.  Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.  There can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration.  In the event of insolvency of the opposite party, the Fund may be unable to liquidate an OTC option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.  With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it.  For example, because the Fund must maintain a covered position or segregate assets with respect to any call option it writes, the Fund may not sell the underlying instruments used to cover an option during the period it is obligated under the option unless it substitutes other acceptable instruments.  This requirement may impair the Fund’s ability to sell or purchase an investment at a time when such a sale or purchase might be advantageous.
The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying instrument, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying instrument owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.
The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. The Fund may purchase an underlying instrument for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the underlying instrument from its inventory. In those cases, additional brokerage commissions are incurred. The Fund’s activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.
The hours of trading for options may not conform to the hours during which the underlying instruments are traded. To the extent that the options markets close before the markets for the underlying instruments close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
The call options that the Fund may write may be covered call options on equity securities.  The Fund’s activity in covered call options typically will be limited by the number of shares of equity security issuers held by the Fund.  When the Fund writes a call option, it gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value and bears the risk that the income it receives for writing the call options will be less than the money lost by the Fund if the exercise price of a call option written by it is or becomes less than the market price of the asset on which the option is written.  If the value of the underlying instrument is or rises above the exercise price of the call option, the instrument will likely be “called away,”

requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by a Fund as the writer of such option). The potential for missing out on appreciation in an underlying instrument above the strike price related to writing call options is unlimited. If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument is below the exercise price of the call option, the call option typically will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying instrument at the time the option is written.  Writing call options may result in frequent trading and a high portfolio turnover.
As long as the Fund’s obligation under a covered call option continues, the Fund retains the risk of loss should the price of the underlying security decline. If the Fund is unable to close out a covered call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.
The Fund may also write (sell) and purchase put options on underlying instruments such as securities, securities indices and other financial indices. When the Fund writes a put option, it is obligated to acquire an underlying instrument at a certain price at any time until a certain date if the purchaser decides to exercise the option.  The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying instrument at a price that may be higher than the market price of the underlying instrument. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.  When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date.  There is a risk that the market price of an underlying security will not decrease below the strike price of the put option, in which the case the Fund will not benefit from having purchased the put option.
An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.
A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.  Securities index options have characteristics and risks similar to those of securities options. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.  To the extent the Fund uses options on indices as a hedging strategy, the options’ effectiveness will depend upon the extent to which the securities being hedged correlate with price movements in the selected securities indices.  Perfect correlation is not possible because the securities held by the Fund will not precisely match the composition of the securities indices on which options are available.
The Fund may use options on currencies.  The value of options on currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such financial instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the options and futures on foreign currencies until they reopen.

The Fund may purchase and write covered straddles on underlying instrument(s) such as securities, currencies or bond indices.  A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  The Fund would enter into a long straddle when the Adviser or subadviser, as applicable, believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies.  A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written.  The Fund would enter into a short straddle when the Adviser or subadviser, as applicable, believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies.  In such cases, the Fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money” (to the buyer), that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security.  Straddles involving currencies are subject to the same risks as other foreign currency options.
Regulatory Risks of Purchasing and Selling Derivatives.  Use of derivative instruments is subject to the applicable regulations of the Securities and Exchange Commission (“SEC”), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission (“CFTC”). Under CFTC Regulation 4.5, the Fund’s “commodity interests” (such as futures contracts, options on futures contracts and swaps) other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions for the Fund’s adviser to qualify for exclusion from registration as a commodity pool operator (“CPO”)). Further, to qualify for the exclusion in Regulation 4.5, the Fund may not hold itself out as a vehicle for trading commodity interests. CFTC guidance provides a multi-factor test with respect to the marketing restriction, with no single factor being dispositive, but with the greatest weight given to whether a fund explicitly offers a managed futures strategy. The Fund’s ability to use these instruments may be limited by tax considerations. See Appendix A: Tax Information. The First Investors Equity Funds trust has claimed the exclusion on behalf of the Fund under CFTC Regulation 4.5 and the Adviser has claimed the commodity trading adviser exemption under CFTC Regulations 4.14(a)(8) with respect to the Fund.
The Fund may not write options or purchase or sell futures or forward contracts unless (1) it owns either an offsetting (“covered”) position in securities, or other options or futures or forward contracts or (2) maintains in a separate account on its books or those of its custodian cash and liquid securities with a value sufficient at all times to cover its potential obligations.  The Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a separate account on its books and records or with its custodian in the prescribed amount.  Securities or other options, futures or forward contract positions used for cover and securities held in a separate account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets.  As a result, there is a possibility that the use of cover or separate accounts involving a large percentage of the Fund’s assets could impede portfolio management and decrease the Fund’s liquidity.
F. Swaps, Caps, Floors, and Collars.  The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield.  A swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, such as an exchange of floating rate payments for fixed-rate payments.  The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap.  The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor.  A collar combines elements of buying a cap and a floor.  Caps, floors, collars and similar options are classified as swaps under the Dodd-Frank Act.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield because, and to the extent, these agreements affect the Fund’s exposure to long- or short-term interest rates (in the

United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Some swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For additional information on centrally cleared swaps, see section “VII. Derivatives - C. Interest Rate Swaps”.
To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this risk, the creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by the Adviser or subadviser, as applicable.  If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.  If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
Most OTC swap agreements into which the Fund enters provide for the obligations of the Fund and its counterparty to be netted.  Payments on centrally cleared swap agreements are also generally on a net basis.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each netted swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund.  The Adviser and the Fund believe that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s restrictions on borrowing or senior securities.
G. Forward Commitments.  The Fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued,” a “delayed-delivery” or a “to be announced” basis.  When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  When the Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.
Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.  The Fund will at times maintain segregated cash or appropriate liquid securities in an amount at least equal to the amount of the Fund’s forward commitment transactions.  On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).
Firm Commitments.  Securities may be purchased on a firm commitment basis, including when-issued securities.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.
Stand-by Commitments.  A stand-by commitment involves the purchase of securities by the Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates.  Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security.  The primary purpose of this practice is to provide the Fund with liquidity as needed.  Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.  See section “VI. Standby Commitments”.

VIII.   Short Sales
The Fund may sell a security it does not own, or in an amount greater than it owns (i.e., make short sales). To effect a short sale, the Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. A brokerage firm generally has the right to require the Fund to replace a borrowed security at any point in time, with minimal notice, regardless of whether the replacement of the security would cause the Fund to incur a loss or a gain on its trade. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and typically is required to pay fees and/or interest.  The Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest the Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.
The Fund may also make short sales against-the-box, in which it sells short securities that it owns or has the right to obtain.
Short selling may expose the Fund to leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.
When the Fund is selling stocks short, it must maintain a segregated account of cash, cash instruments or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, the Fund may need to maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions), which could disrupt the portfolio management of the Fund.  There is a risk that the lender or executing broker with whom the Fund posts collateral will be unable to return the collateral to the Fund when due or that they may be unable to pay any other money due to the Fund.
IX.   Repurchase Agreements
The Fund may invest in repurchase agreements.  A repurchase agreement is essentially a short-term collateralized loan. The lender (the Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price.  The borrower simultaneously agrees to repurchase that same security at a higher price on a future date.  The difference between the purchase price and the repurchase price effectively constitutes the payment of interest.  In a standard repurchase agreement, the securities, which serve as collateral, are transferred to the Fund’s custodian bank.  In a “tri-party” repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller.  In a “quad-party” repurchase agreement, the Fund’s custodian bank also is made a party to the agreement.  The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities.  The period of these repurchase agreements will usually be short, from overnight to one week.  The securities, which are subject to repurchase agreements, however, may have long maturities.  The Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

X.   Temporary Borrowing
The Fund may borrow for temporary or emergency purposes to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.  Borrowing may increase the risks of investing by increasing leverage and accentuating potential losses.
Interfund Lending.  Pursuant to an exemptive order issued by the SEC and subject to the Board’s approval of the corresponding Interfund Lending Program compliance procedures, the First Investors Funds may lend money to, and borrow money from one another pursuant to a master interfund lending agreement. Under the program, the Funds may lend or borrow money for temporary purposes, subject to the conditions of the SEC exemptive order. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
XI.   Temporary Defensive Investments
From time to time, the Fund may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events.  At such times, the Fund may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. In addition, the Fund may also invest in larger capitalization issuers and/or higher-quality and shorter maturity instruments than it otherwise would under its stated investment policies and strategies.  For a description of commercial paper and other short-debt instruments, see section “I. Debt Securities – A. Commercial Paper and Other Short-Term Investments.”  When the Fund is taking temporary defensive positions, it may not achieve its investment objectives and it could suffer losses.  For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see sections “I. Debt Securities – A. Commercial Paper and Other Short-Term Investments”, and “III. Foreign Securities Exposure.”
XII.   Cybersecurity Risk
With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to the Fund’s assets, customer data, or proprietary information, or cause the Fund or the Fund’s service providers (including, but not limited to, the Adviser, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or the funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.
Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES
In accordance with SEC regulatory requirements, the Fund files a complete schedule of its portfolio holdings with the SEC for the second and fourth quarters of each fiscal year on Form N-CSR and for the first and third quarters of each fiscal year on Form N-Q.  These forms are publicly available on the SEC’s internet website (http://www.sec.gov).  The Fund also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders, which are available free of charge to the public upon request. The Fund also publishes its top ten holdings on a quarterly basis on the Foresters Financial website at www.foresters.com.
Until portfolio holdings information for the Fund is made public in Form N-CSR, in Form N-Q, in a shareholder report, or on the Foresters Financial website, it is considered to be confidential.  Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential (including a duty not to trade on such information).  Neither the Fund, FIMCO, any subadviser of the Fund, nor any access person of the Fund receives compensation in connection with the disclosure of information about portfolio securities.
Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Fund, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Fund.  This is not considered a legitimate business need for the information.  If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the Foresters Financial website.
Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:
Service Provider	Service	Holding Access
FIMCO	Investment Adviser of the Fund.	Complete list on a daily basis with no lag time.
Investment Sub-Adviser	Investment sub-adviser of the Fund.	Complete list of holdings under investment sub-adviser’s management on a daily basis with no lag time.
The Bank of New York Mellon Corporation and its foreign sub-custodians	Fund’s custodian and foreign custody manager, and foreign sub-custodians.	Complete list on a daily basis with no lag time.
Tait, Weller & Baker	Fund’s independent public accounting firm.	Complete list on daily basis with no lag time.
KPMG LLP	FIMCO’s independent public accounting firm.	Complete list on daily basis with no lag time.
Broadridge Financial Solutions, Inc.	Provide performance and portfolio analytics reporting for the Fund.	Complete list on quarterly basis with a 30 day lag time.
FactSet Research Systems, Inc.	Provide performance and portfolio analytics reporting for the Fund.	Complete list on daily basis with no lag time.
Morningstar	Provide performance and portfolio analytics reporting for the Fund.	Complete list on quarterly basis with a 30 day lag time.
Bloomberg	Provide research and portfolio analytics reporting for the Fund.	Complete list on daily basis with no lag time.
Interactive Data Corp	Provide pricing service used for the Fund.	Complete list on daily basis with no lag time.
Standard & Poor’s Securities Evaluations, Inc.	Provide back-up pricing service for the Fund.	Complete list on weekly basis with no lag time.

Broadridge Investor Communication Solutions, Inc.	Proxy voting services employed by the Fund.	Complete list on daily basis with no lag time.
Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Fund on an ad hoc basis.  These third parties include: broker-dealers, pricing services, issuers (or their agents), proxy voting research providers, parties who provide insurance for municipal securities that may be purchased by the Fund, legal counsel for the Fund, Independent Trustees of the Fund and legal counsel for the Independent Trustees of the Fund.  Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag.
The following categories of persons are authorized to disclose portfolio holdings information to persons who have a legitimate business reason to receive non-public information – executive officers of the Fund, the portfolio managers, traders, analysts, other portfolio department personnel, such as portfolio assistants and administrative assistants, portfolio accountants, senior executives, and legal and compliance officers of the Fund’s adviser or subadviser.
In accordance to the foregoing, Zeigler Capital Management, LLC’s (“ZCM”) policies prohibit the sharing of non-public information about ZCM’s investment strategies, trading, and account holdings with third parties, except as is necessary to implement investment decisions and conduct other legitimate business.
FIMCO employs the following policies on behalf of the Fund with respect to portfolio holdings information.  It requires employees who have access to non-public portfolio holdings information as part of their regular functions to treat such information as confidential, prohibits them from trading for their own accounts based upon such information to the extent that such trading would violate the law, and prohibits them from selectively disclosing such information to any person who does not have a legitimate business need for such information that is consistent with the interests of the Fund.  FIMCO permits such employees to disclose a non-public list of portfolio holdings to a broker-dealer that provides services to the Fund subject to the following conditions: (a) the list must be at least 30 days old; (b) it must not specify the number of shares or units held, the dollar value, or the percentage of assets represented by the securities; and (c) it must be accompanied by a statement that the information is confidential and is being provided solely to assist the broker-dealer to provide research and execution services to the Fund and may not be used for trading in the Fund shares by the broker-dealer or its clients.  These conditions do not apply if the list is made publicly available.  The Chief Compliance Officer of the Fund may also make exceptions to these policies when it is in the best interests of the Fund or the Fund’s shareholders to do so.  Any potential conflicts of interest between a Fund or a Fund’s shareholders and the Fund’s investment adviser, principal underwriter, or their affiliates and affiliated persons that arise from the potential release of portfolio holdings shall be resolved by the Chief Compliance Officer of FIMCO and the Fund, in consultation with the Legal Department, in the best interests of the Fund’s shareholders.
The Investment Compliance Department of the Fund’s Adviser monitors for compliance with the foregoing policies with respect to employees of the Adviser and its affiliates who are Access Persons of the Fund.  Any violations of these policies are reported to the Board of Trustees of the Fund on a quarterly basis.  The policies of ZCM are monitored by its compliance staff, and any violations are required to be reported to the Chief Compliance Officer of FIMCO and the Funds, and the Board of Trustees of the Fund.
PORTFOLIO TURNOVER
Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or subadviser (as applicable), investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  Securities with maturities or expirations of one year or less from the time of purchase are excluded from this calculation.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions and, larger realized net capital gains and, thus increased taxable distributions to shareholders.

MANAGEMENT OF THE FUND
A.	Advisory and Subadvisory Services.
Investment advisory services to the Fund are provided by FIMCO, pursuant to an Investment Advisory Agreement (“Advisory Agreement”).  FIMCO is a wholly owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”), and its address is 40 Wall Street, New York, NY 10005.  FFHC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance.  FFHC is a subsidiary of The Independent Order of Foresters (“IOF”).  IOF owns all of the voting common stock of FFHC, the parent company of FIMCO, Foresters Financial Services, Inc. (“FFS”) and Foresters Investor Services, Inc. (“FIS”) and therefore, IOF controls each of these FFHC affiliated companies.  IOF is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.
Pursuant to the Advisory Agreement, FIMCO is responsible for supervising and managing the Fund’s investments, determining the Fund’s portfolio transactions and supervising all aspects of the Fund’s operations, subject to review by the Trustees.  The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund.
The Advisory Agreement may be terminated at any time, with respect to the Fund, without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act).  The Advisory Agreement also provides that it will continue in effect, with respect to the Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.
Under the Advisory Agreement, the Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI.  The Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreements.  Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.  The Advisory Agreement provides that FIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
FIMCO has an Investment Committee composed of the President of FIMCO, the General Counsel of FIMCO, the Chief Compliance Officer of FIMCO, and FIMCO’s portfolio managers of First Investors Funds.  The Investment Committee meets periodically to review the performance of the Fund, the investment strategies that are being used to manage the Fund and recent additions to and deletions from the portfolios of the Fund.
ZCM serves as the investment subadvisor to the Fund pursuant to a subadvisory agreement (the “Subadvisory Agreement”).  Under the Subadvisory Agreement, ZCM is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying ZCM a subadvisory fee with respect to the Fund, as set forth in Part I of this SAI.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or the vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that ZCM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

B.	Code of Ethics.
In accordance with the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, the First Investors Funds, FIMCO, and their principal underwriter, FFS have adopted a Code of Ethics to protect the Fund and other advisory clients of FIMCO (“Other Advisory Clients”) from actual and potential conflicts of interest which may arise from the Personal Securities Transactions and other conduct of access persons (“Access Persons”).
Under the Code of Ethics, all Access Persons are expected to not only comply with the federal securities laws and the Code of Ethics, but also to follow fiduciary and ethical standards in all business and personal dealings which could affect the Fund or Other Advisory Clients.  The guiding principles for all Access Persons are to place the interests of the Fund and Other Advisory Clients first at all times, to avoid placing themselves in any position in which there is any actual or apparent conflict of interest with the interests of the Fund or Other Advisory Clients, and to refrain from taking any inappropriate advantage of their positions of trust and responsibility.
Subject to certain exemptions, all Access Persons, except the Independent Trustees of the Fund, are subject to a number of restrictions on their personal trading activities.  Among other things, Access Persons, except the Independent Trustees (a) must report to FIMCO upon hire, and annually thereafter, all holdings of covered securities as defined in Rule 17j-1 under the 1940 Act and investments in the First Investors Family of Funds; (b) must have all non-exempt trades in covered securities pre-cleared; (c) are generally prohibited from trading covered securities while the Fund is buying or selling or actively considering buying or selling the same covered securities; (d) are prohibited from retaining profits from short-term trading in covered securities; (e) must report to a compliance officer on a quarterly basis all holdings of covered securities and investments in the First Investors Family of Funds via duplicate account statements, confirmations or quarterly transaction reports; and (f) are prohibited from purchasing covered securities in limited offerings, including initial public offerings and private placements, unless a compliance officer determines that there are no actual or apparent conflicts between the interest of the Access Persons and the Fund.  Subject to the restrictions discussed above, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund.
ZCM, which serves as subadviser to the Fund, has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Personnel subject to ZCM’s Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which ZCM serves as subadviser, subject to certain restrictions.  Unless an exception applies, these personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules.
C.	Proxy Voting Policies and Procedures.
The First Investors Family of Funds, which includes the Fund, have adopted policies and procedures for determining how proxies relating to portfolio securities held by the funds should be voted, including policies and procedures for identifying and addressing potential conflicts of interest that may be presented between the interests of the funds, their shareholders, and their advisers, subadvisers, and other affiliated persons.  For Funds that are managed by FIMCO, the Board has approved the use of FIMCO’s proxy voting policies and procedures for the Fund.  For each Fund that is managed by a subadviser, the Board has approved that subadviser’s proxy voting policies and procedures.  The proxy voting policies and procedures used by FIMCO are summarized below.  All proxies are required to be voted in accordance with the best interests of the Funds.  However, since the Funds are managed by different personnel and reasonable minds may differ on whether a particular proposal is in the best interest of a Fund, the Funds may not all vote in a similar manner on any particular issue.  Moreover, the Funds may not vote all proxies for a variety of reasons described below.
1.	FIMCO.
FIMCO has delegated the responsibilities of monitoring and voting proxies on behalf of the Funds managed in whole or in substantial part by FIMCO to Broadridge Investor Communications Solutions, Inc. (“Broadridge”).  However, FIMCO will monitor what it regards as critical or important proxy votes and has reserved the right to vote on any issue in accordance with its own evaluation of the issue.  FIMCO monitors the proxy voting process at Broadridge via its ProxyEdge website (Broadridge’s online voting and research platform).  Records of which accounts are voted, how accounts are voted, and how many shares are voted, are kept electronically with Broadridge and can be accessed by FIMCO.  FIMCO has instructed Broadridge to vote proxies for the FIMCO-managed Funds in accordance with the voting recommendations of Glass Lewis & Co. (“Glass Lewis”).  A copy of Glass Lewis’ Proxy Paper Guidelines is attached as Appendix B to Part II of this SAI.
If a proxy proposal were to create a conflict of interest between the interests of a Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO’s Chief Compliance Officer who, in consultation with the Legal Department, would then provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Trustees of the Funds at its next formal meeting.
2.	ZCM.
ZCM’s Proxy Voting Policies and Procedures are attached as Appendix C to Part II of this SAI.
3.	Situations Where Proxies May Not be Voted.
FIMCO or ZCM may be unable to vote or may determine not to vote a proxy on behalf of the Fund due to, among other reasons, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.
4.	Proxy Voting Record of the Fund.
Since the Fund is new, it does not have a proxy voting record.   Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling 1(800) 423-4026 and (2) on the SEC’s internet website at http://www.sec.gov.
RESPONSIBILITIES OF THE BOARD OF THE FUND
Leadership Structure and Oversight Responsibilities.  There is one common Board of the Funds within the First Investors Family of Funds.  The Board is responsible for oversight of the Funds.  The Trust has engaged FIMCO to manage each Fund on a day-to-day basis.  The Board is responsible for overseeing: FIMCO; the subadvisers, as applicable; and certain other principal service providers in the operations of the Funds.  The Board currently is composed of five Trustees, all of whom are Independent Trustees.  The Board currently conducts regular meetings six times a year, four of which are formal meetings and two of which are informal meetings.  In addition, the Board may hold special in-person or telephonic meetings and informal conference calls to discuss matters that arise or require action between regular Board meetings.  The Independent Trustees meet regularly outside the presence of Fund management in executive session.  The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman.  The Chairman’s role is to participate in the preparation of the agenda for meetings of the Board, preside at all meetings of the Board, and act as a liaison with officers of the Funds, attorneys and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has established two standing committees, a Governance Committee and an Audit Committee, to assist the Board in performing its oversight responsibilities, and from time to time may establish, and has established previously, informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters.  For example, the Board has appointed a lead Trustee with respect to oversight of investment-related matters, including evaluation of Fund performance and fees for purposes of contract renewal meetings, and has also appointed a lead Trustee with respect to risk-related matters.  The Governance and Audit Committees are comprised of only Trustees who are Independent Trustees (Independent Trustees are also referred to as Disinterested Trustees).  Currently, all of the Independent Trustees serve on these committees.  The Governance and Audit Committees may designate one member to serve as the Chairperson of the Committee.  The Board believes that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees, or to individual Trustees, and the full Board in a manner that enhances effective oversight.
The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities.  The actual day-to-day risk management with respect to the Funds resides with FIMCO, the subadvisers and other service providers to the Funds.  Under the general oversight of the Board, FIMCO, the subadvisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate their effects if they do occur.  Each of FIMCO, the subadvisers, and other service providers has its own, independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models.  Although these risk management policies are designed to be effective, these policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FIMCO, the subadvisers or other service providers.  As part of its regular oversight of the Funds, the Board, directly or through a committee or its lead Trustee for risk-related matters, interacts with and reviews reports from, among others: FIMCO; the subadvisers, as applicable; the Fund’s Chief Compliance Officer; the independent registered public accounting firm for the Funds; and other service providers to the Funds, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions.  The Board has appointed a Chief Compliance Officer for the Funds, who oversees the implementation and testing of the Funds’ compliance program and provides reports to the Board regarding compliance matters for the Funds and their service providers.  The Chief Compliance Officer’s reports include a quarterly report outlining all identified compliance risks, all material compliance matters and how these compliance matters were resolved.  Moreover, the Chief Compliance Officer regularly discusses the relevant compliance and risk-related issues affecting the Funds during private meetings with the Independent Trustees held each quarter.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
The Governance Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates’ qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, coordinating and facilitating the presentation of educational topics to the Trustees, coordinating and facilitating the Board’s annual self-assessment and reviewing Trustee compensation.  During the last fiscal year, the Governance Committee met once to discuss nominating, compensation and other matters.
When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ offices c/o Foresters Investment Management Company, Inc., 40 Wall Street, New York, New York 10005.
The Audit Committee is responsible for, among other things, overseeing the Funds’ accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of auditors, pre-approving any audit and non-audit services provided to the Funds and certain non-audit services provided to FIMCO or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds’ internal controls, investigating improprieties or suspected improprieties in the Funds’ accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee met four times during the last fiscal year.
The Board has concluded that, in light of each Fund’s business and structure and based on each Trustee’s experience, qualifications, attributes or skills as set forth below, on an individual basis, each Trustee should serve as a Trustee of the Funds.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, FIMCO, the subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business or consulting positions; experience from service as a board member of the Funds and the other funds in the First Investors Funds fund complex (and/or in other capacities, including for any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences.  Additional information about the Trustees is included in Part I of this SAI.
Susan E. Artmann.  Ms. Artmann was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 25 years of executive and business experience in the consumer financial industry.  She  retired in 2013 as Chief Financial Officer and Executive Vice President at HSBC Insurance North America (2012-2013) and, prior to that, was Executive Vice President and President (2008-2011) and Chief Financial Officer

(2000-2008) of HSBC Taxpayer Financial Services.  Prior to joining HSBC in 1985, Ms. Artmann was an auditor for Coopers & Lybrand.
Mary J. Barneby.  Ms. Barneby was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 35 years of experience in the consumer financial services and wealth management industries.  Ms. Barneby is currently the Chief Executive Officer of Girl Scouts of Connecticut, a position she has held since October 2012.  Prior to that, Ms. Barneby was an Executive Director of UBS Financial Services, Inc.  Ms. Barneby is on the Board of Governors, University of New Haven.
Charles R. Barton, III.  Mr. Barton has served as a Trustee of all of the Funds in the fund complex since 2006.  He has served on the board of the Barton Mines Corporation, a privately held mining and industrial abrasives distribution business, for over 20 years and became its Chief Operating Officer in 2007.  In addition, Mr. Barton is President of Noe Pierson Corporation, a privately-held land holding and management service provider.  Prior to 2001, he held finance-related positions at AlliedSignal and Honeywell International, Inc.
Arthur M. Scutro, Jr.  Mr. Scutro has served as a Trustee of all of the Funds in the fund complex since 2006 and Chairman since January 2013.  In addition, he has over 36 years of accounting, executive and business experience in the public accounting and financial services industries.  Prior to his retirement, Mr. Scutro was a Senior Vice President at UBS PaineWebber.
Mark R. Ward.  Mr. Ward has served as a Trustee of all of the Funds in the fund complex since 2010.  He has over 32 years of experience in the accounting industry.  Prior to his retirement, he served as a senior partner at Ernst & Young, LLP and the leader of its Mid-Atlantic asset management practice.  Currently, Mr. Ward serves as a consultant with respect to accounting matters.
UNDERWRITER AND DEALERS
The Fund has entered into an underwriting agreement (“Underwriting Agreement”) with Foresters Financial Services, Inc. (“Underwriter” or “FFS”), located at 40 Wall Street, New York, New York 10005 that requires the Underwriter to use its best efforts to sell shares of the Fund.  The shares of the Fund, are offered on a continuous basis.  The Underwriting Agreement provides that it will continue in effect from year to year, with respect to the Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and in either case by the vote of a majority of the Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval.  The Underwriting Agreement will terminate automatically in the event of its assignment.
FFS may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with FFS during a particular period.  Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.
The following table lists the current sales charge with respect to Class A shares of the Fund, as well as the amount of the sales charge that is reallowed to dealers selling the shares:
Amount of Investment	Sales Charge as % of Offering Price	Net Amount Invested	Concession to Dealers as a % of Offering Price**
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.00
$100,000 but under $250,000	3.75	3.90	3.00
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	0	0	*
* There is no sales charge on transactions of $1 million or more, purchases that qualify for Rights of Accumulation of $1 million, purchases made pursuant to a Letter or Statement of Intent of $1 million or more and purchases by group retirement plans pursuant to sales charge waiver privileges.  The Underwriter will pay from its own resources an imputed dealer concession equal to 0.90% of the amount invested to dealers on such purchases.  If such shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds except in certain circumstances.  Furthermore, there is no sales charge on purchases of Advisor Class and

Institutional Class shares, or on Class A shares purchased through a fee-based account under a program sponsored or maintained by a financial intermediary, though they are likely to charge you fees.
** In the case of retail sales by FFS, FFS retains the entire sales charge which includes the  dealer concession and underwriting fee.
PAYMENTS TO FINANCIAL INTERMEDIARIES
FFS or the financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above.  In addition to those payments, FIMCO, FFS or one or more of their affiliates (collectively, “FIMCO”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of the Fund.  FIMCO and the Fund also may make payments for certain administrative services.  Payments made by FIMCO are from its own resources which, in the case of FFS, may include the retention of underwriting concessions and payments that FFS receives under the Rule 12b-1 Plans.  These additional cash payments are described below.  The categories described below are not mutually exclusive.  The same financial intermediary may receive payments under more than one or all categories.
Revenue Sharing Payments.  FIMCO may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds, including the Fund.  The benefits that FIMCO receives when it makes these payments include, among other things, placing the Fund on the financial intermediary’s funds sales system, placing the Fund on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management.  FIMCO may compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
Revenue sharing payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”).  Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts.  FIMCO may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. FIMCO and the Fund may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts.  FIMCO and the Funds also may make payments to certain financial intermediaries in connection with client account maintenance support, statement preparation and transaction processing.
Other Cash Payments. From time to time, FIMCO, at its own expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Fund.  This additional compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc.  Such compensation may include financial assistance to financial intermediaries that enables FIMCO to: (1) participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees; (2) participate in client entertainment, client and investor events, and other financial intermediary-sponsored events, and (3) pay travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.
FIMCO is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries.  To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, FIMCO benefits from the incremental management and other fees paid to FIMCO by the Fund with respect to those assets.
In certain cases these payments could be significant to the financial intermediary.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in the prospectus and this SAI.  You may ask your financial intermediary about any payments it receives from FIMCO or the Fund, as well as about fees and/or commissions it charges.

POTENTIAL CONFLICTS OF INTERESTS IN DISTRIBUTION ARRANGEMENTS
The principal underwriter for the Fund, FFS and FIMCO, the Fund’s Adviser, are subsidiaries of the same holding company.  Their income and profits are shared at the holding company level.
FFS offers both First Investors Funds and outside (i.e., non-proprietary) funds.  FFS focuses the training that it provides to its representatives and sales managers on the First Investors Family of mutual funds and insurance products.  The training of representatives and sales managers centers primarily on developing suitable investment portfolios for customers based on the proprietary products that FFS offers.  FFS believes that its own Family of Funds and insurance products is sufficiently diverse to meet the needs of most of its clients.  FFS also knows more about its own products and has better supervisory control over them.  Although FFS allows its representatives to sell a variety of non-proprietary funds, it does so solely as an accommodation to clients who wish to invest in funds other than First Investors Funds.  In most of FFS’s offices, non-proprietary funds represent a small percentage of fund business.  Indeed, many FFS representatives do very little business in non-proprietary funds.
The compensation that a FFS representative or sales manager earns on the sale of a particular product depends upon a variety of factors, including the type of product, the sales charge rate, whether a breakpoint or discount is available, the class of shares being sold, and the concession that is received by the dealer.
DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan for only Class A shares in accordance with Rule 12b-1 under the 1940 Act (the “Plan”).  Under the Plan, the Fund compensates the Underwriter for certain expenses incurred in the distribution of the Fund’s Class A shares and the servicing or maintenance of existing Fund shareholder accounts at an annualized rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares.  Distribution fees under the Plan may be used to make payments to registered representatives and dealers for sales of Class A shares, the costs of printing and dissemination of sales material or literature, prospectuses used as sales material and reports or proxy material prepared for the Fund’s shareholders to the extent that such material is used in connection with the sales of Class A shares, and general overhead of FFS, the Fund’s underwriter.  Service fees are fees paid for services related to the maintenance and servicing of existing shareholder accounts, including shareholder liaison services, whether provided by individual representatives, dealers, FFS or others.
The Plan will continue in effect from year to year as long as its continuance is approved annually by either the Fund’s Board or by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund.  In either case, to continue, the Plan must be approved by the vote of a majority of the Independent Trustees of the Fund.  The Fund’s Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.  The Plan can be terminated at any time by a vote of a majority of the Fund’s Independent Trustees or by a vote of a majority of the outstanding voting securities of the Class A shares of the Fund.  Any change to any Plan that would materially increase the costs to that class of shares of the Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of the Fund as well as any class of shares that converts into that class.  Such changes also require approval by a majority of the Fund’s Independent Trustees.
In adopting the Plan, the Board of the Fund considered all relevant information and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its Class A shareholders.  The Board believes that amounts spent pursuant to the Plan will assist the Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of the Fund.

ADDITIONAL INFORMATION CONCERNING PURCHASES,
 REDEMPTIONS, PRICING, AND SHAREHOLDER SERVICES
The following is supplemental information concerning purchases, redemptions, pricing and shareholder services for the Fund.  This information generally does not repeat information already discussed in the Fund’s prospectus.  Information related to the treatment of Class B shares generally does not apply to the Fund.  We reserve the right to change our policies for opening accounts, processing transactions, and providing other shareholder services without prior notice.  The distributor and transfer agent reserve the right to reject an account application, investment check, or other purchase request for any reason and are not obligated to provide notice to you beforehand.  This section provides additional information regarding our policies when you open an account with and invest in the Fund directly through FFS.  If you are invested in the Fund through a broker-dealer or financial intermediary, please consult with your broker-dealer or financial intermediary for information regarding how to purchase, redeem, and exchange shares of the Fund, investment minimums, available privileges and applicable fees.  Your broker-dealer or financial intermediary may also charge fees that are in addition to those described in the Fund’s prospectus.  Nothing contained in the SAI or Fund’s prospectus is intended to provide investment advice and should not be construed as investment advice.
Additional Information on How To Open An Account.
General Customer Identification Requirements
The USA PATRIOT Act requires mutual funds, broker-dealers, and other financial institutions to obtain, verify and record information that identifies each customer who opens a new account, unless such customer is otherwise exempt from verification.  To comply with these requirements, generally we must obtain certain information about a new customer before we can open a new account for the customer, including the customer’s name, residential street address, date of birth (in the case of a natural person), social security or other taxpayer identification number (“TIN”), and citizenship status.  It is our general policy not to open accounts for non-resident aliens.  Additional information may be required to open an account for an entity and in certain other circumstances.
The starting point in the process is the completion of an account application.  If you are opening an account through FFS, you must first complete and sign a Master Account Agreement (“MAA”) unless your account is part of a qualified group retirement plan.  Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. If you are opening a Fund account through a broker-dealer other than FFS, you will generally be required to complete an application for non-affiliated broker-dealers unless your account is established through Fund/SERV or Networking.  If your account is being established through Fund/SERV or Networking, you may need to complete an application for non-affiliated broker-dealers and other documents for certain privileges; you must contact your broker-dealer to determine which privileges are available to you. Broker-dealers that process transactions through Fund/SERV or Networking are responsible for obtaining your permission to process transactions and for ensuring that the transactions are processed properly.
Broker-dealers may charge their customers a processing or service fee in connection with the purchase and/or redemption of Fund shares.  They may also charge you a commission.  Such fees are in addition to the fees and charges imposed by the Fund.  The amount and applicability of such fees are determined and disclosed to customers by each individual broker-dealer.  Processing or service fees or commissions typically are fixed dollar amounts and are in addition to the sales and other charges described in the Fund’s prospectus and this Statement of Additional Information.  Your broker-dealer will be able to provide you with specific information about any fees you will be charged.
As described more fully below, to satisfy the requirements of the law, we may also ask for a document that identifies the customer, such as a U.S. driver’s license, passport, or state or federal government photo identification card.  In the case of a customer that is an entity, we may also ask for a document that identifies the customer, such as articles of incorporation, state issued charter, excerpts from a partnership agreement or trust document, as well as information such as the name, address, date of birth, citizenship status, and social security number of the person or persons who have authority over the account.
Once we have received your application and such other information as is required, we will attempt to verify your identity or in the case of an entity, the identity of the authorized person(s) using documentary evidence or information obtained from a consumer reporting agency, public database or other source.  If we are unable to verify your identity to our satisfaction, within sixty (60) days of opening your account, we will restrict most types of investments in your account.  We reserve the right to liquidate your account at the current net asset value within ninety (90) days of its opening if we have not been able to verify your identity.  For accounts established in the name of a Trust, we require the name, residential street address, date of birth, social security number, citizenship status and any supporting identification documents of each authorized trustee.  We will attempt to verify each trustee before investing assets in the name of a Trust.  In the event we are unable to verify the identity of each trustee to our satisfaction, your investment amount will be returned.  In the instance of a 403(b) or 457(b) account, verification must be completed to our satisfaction before your account will be established or investment honored.  Our transfer agent, Foresters Investor Services, Inc. (“FIS”) is responsible for verifying each new customer’s identity on our behalf.  If FIS has previously attempted to verify your identity for any purpose, we reserve the right to rely on the results of the previous verification determination.  In these instances, we may decline to establish an account for you, restrict transactions in your account before 60 days have elapsed from the date your account was opened and may also redeem your account before 90 days have elapsed from the date your account was opened.
The foregoing customer information and verification procedures are not applicable to accounts that are opened through omnibus accounts, certain other accounts as permitted by law or shareholders of the Funds who held accounts as of October 1, 2003, provided that we have the account holders’ correct names, addresses, social security numbers and birth dates.  If existing shareholders have not provided us with all necessary information, we may require additional information from them before we will open new fund accounts for them directly or indirectly through an exchange.
Specific Account Requirements
Listed below are the account opening requirements for our most common types of accounts.  After you select the class of shares you want to invest in, the type of account you want to open and the Fund(s) you want to purchase, you need to deliver your completed customer application to the Fund’s transfer agent or your Representative, along with supporting documentation and your check.  Upon receipt of your properly completed paperwork, a “Customer Account” will be opened for you.  The term “Customer Account” refers to all fund accounts owned by the same customer.  An individual and a joint account represent two different customers.  Therefore, a customer who owns both individually and jointly registered accounts, will be assigned two “Customer Accounts.”
It is the policy of the Fund to accept certain instructions from any one owner or legal representative of an account that has multiple owners (such as a joint account) or multiple legal representatives (such as a trust with multiple trustees).  The Fund bears no responsibility for accepting such instructions.
A.  Non-Retirement Accounts.
We offer a variety of “non-retirement” accounts, which is the term used to describe all accounts other than retirement accounts.
Individual Accounts.  Individual accounts may be opened by any adult individual who resides in the U.S.  You must certify that you are a legal resident of the U.S. on the MAA or an application for non-affiliated broker-dealers and provide us with your name, residential street address in the U.S. (Army or Fleet Post Office number are acceptable), mailing address (if different from the residential address), TIN, date of birth, citizenship status, and other such information as may be required by law.  If you are not a U.S. citizen, you must also disclose your country of origin and generally provide a photocopy of an unexpired green card.
Joint Accounts.  Joint accounts may be opened by two or more adult individuals who reside in the U.S.  Each joint tenant must provide the same information that is required for opening an individual account and each joint tenant’s personal information must be verified as required by the USA PATRIOT Act.  Joint ownership may take several forms, e.g., joint tenants with rights of survivorship, tenants in common, etc.
It is your obligation to specify the type of joint account that you want to establish and to verify that it is valid in your state.  The laws governing joint or community property vary by state of residence.  You may want to consult a lawyer about your registration choice.  For joint tenants with rights of survivorship and tenants by the entirety, on the death of an account owner the entire interest in the account generally goes to the surviving account owner(s).  For tenants in common, a deceased account owner’s interest generally goes to the account owner’s estate.  Tenants in common are responsible for maintaining records of the percentages of their ownership in the account.  Irrespective of the type of joint account that you select, each joint tenant is responsible for notifying us immediately of the death of any other joint tenant.  You agree that we are not liable for any transactions, payments, or distributions that we process prior to our receipt of such notice (as long as any one joint tenant has authorized the transaction).  When we are notified of the death of a tenant in common, we may require that any subsequent transaction in the account be approved by his or her legal representative as well as the surviving tenant in common.
Transfer on Death (“TOD”) Accounts.  TOD accounts are available on all Fund accounts in all states (unless held in an omnibus account).  TOD accounts allow individual and joint tenants with rights of survivorship to name one or more beneficiaries.  The ownership of the account passes to the named beneficiary(ies) in the event of the death of all account owners.  To establish a TOD account, you must furnish the same information that is required to open an ordinary individual or joint account and also complete a First Investors Funds TOD Registration Request Form or Non-Retirement Account TOD Beneficiary Designation.  See “Transfer on Death Guidelines” further in this SAI.
Coverdell Education Savings Accounts (“ESAs”).  ESAs may be opened for a beneficiary by his (her) parent or legal guardian (“Responsible Individual”) who resides in the U.S.  These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child).  To establish an ESA, the Responsible Individual (the parent or legal guardian) must complete an Application.  If someone other than the Responsible Individual is making the initial contribution, he or she must sign the ESA Application as the Depositor.  The Responsible Individual is considered the customer and must furnish the same information, as he or she would provide for an individual account.  Certain information must also be provided for the Depositor as well as the Designated Beneficiary.
There is an annual custodial fee of $15 for each ESA, irrespective of the number of Funds that are held in the account.  The account holder is responsible for paying this fee and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12 month period in accordance with the provisions of the respective custodial agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian as further described in the custodial agreement and also discussed below under the heading “B. Retirement Accounts”. The custodian also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.
Gifts and Transfers to Minors Accounts.  These accounts may be opened for minors established under the applicable state’s Uniform Gifts/Transfers to Minors Act.  They are registered under the minor’s social security number.  We require the name, residential address, mailing address (if different from the residential address), date of birth, citizenship and TIN of both the minor and the custodian on the MAA or an application for non-affiliated broker-dealers.  For accounts opened under a Uniform Gifts to Minors Act (UGMA) or a Uniform Transfer to Minors Act (UTMA), you agree that all assets belong to the minor and that you will only use them for the minor’s benefit – even after the assets have been removed from the account.  We have no obligation to monitor your instructions concerning the account or how you use the assets held in the account.  In addition, you consent to re-registering the account in the name of the minor once the minor reaches the age at which custodianship ends, and consent to allow the minor to redeem any and all assets from the account once the minor reaches the age at which custodianship ends.
Conservatorship/Guardianship Accounts.  These accounts may only be opened by legal representatives.  To establish a conservatorship or guardianship account, you must complete an MAA or an application for non-affiliated broker-dealers and provide the name, residential address, mailing address (if different from the residential address), date of birth, citizenship status, and TIN of both the minor (ward) and the conservator (guardian).  In addition, you must also furnish a certified copy of the court document appointing you as the conservator/guardian.  A First Investors Funds Agent’s Certification Form may also be required, and the identity of the conservator/guardian will be verified.
Estate Accounts.  Estate accounts may be opened by completing an MAA or an application for non-affiliated broker-dealers and providing the name, residential address, mailing address (if different from the residential address), citizenship status, date of birth and TIN of the executor (administrator), the name of the decedent and TIN of the estate.  You must also provide an original or certified copy of the death certificate and a certified copy of Letters Testamentary/Administration.  A First Investors Funds Agent’s Certification Form may also be required, and the identity of the estate representative will be verified.
Corporate Accounts.  Corporate Accounts may be opened for corporations that are organized in the U.S.  The entity’s name, U.S. business address, mailing address (if different from the residential address), and TIN must be provided on the MAA or an application for non-affiliated broker-dealers.  We will generally require documentary proof of the existence and identity of the entity, such as a certified copy of the company’s articles of incorporation signed by the secretary of the corporation, a certificate of incorporation or good standing issued by the secretary of the state, a government-issued business license, or a bank reference by a U.S. bank on the bank’s letterhead in addition to the name, residential address, mailing address (if different from the residential address), citizenship status, date of birth and social security number of the authorized person(s) for the entity.  The accounts of publicly traded corporations are exempt from some of these requirements.  We recommend that you furnish documentary proof of the entity’s existence when you apply to open the account.  A First Investors Funds Certificate of Authority (“COA”) may also be required to identify the individuals who have authority to effect transactions in the account.
Partnership Accounts.  Partnership Accounts may be opened for partnerships that are organized in the U.S.  You must provide the name of the partnership, U.S. business address, and TIN on a completed MAA or an application for non-affiliated broker-dealers along with the pages of the partnership agreement which show the names of all general partners and authorized persons who have authority to act for and on behalf of the partnership.  The names, residential addresses, mailing address (if different from the residential address), citizenship statuses, dates of birth and social security numbers of all general partners and authorized persons are also required.  The accounts of publicly traded partnerships are exempt from some of these requirements.  A completed COA to identify the persons who have authority to effect transactions in the account may also be required.
Trust Accounts.  Trust Accounts may be opened for trusts that are formed in the U.S.  You must provide the name of the trust, its address, and TIN as well as the name, residential street address, mailing address (if different from the residential address), date of birth, social security number and citizenship status for each trustee on a completed MAA or an application for non-affiliated broker-dealers, along with a copy of the pages of the trust document which show the name and date of the trust and the appointment of all trustees and their signatures.  A COA to identify the persons who have authority over the account may also be required.
B.  Retirement Accounts.
To open a retirement account, you must not only complete an application with your broker-dealer and furnish the customer identification information required for individual non-retirement accounts but also complete a product application.  We may require that a customer’s identity be verified to our satisfaction before we open certain types of retirement accounts.  Certain retirement products also require the employer to complete a form.  Under certain circumstances, the transfer agent may accept faxes, and other automated transaction data from retirement plans.
We offer the following types of retirement plans and accounts for individuals and employers:
●	Individual Retirement Accounts (“IRAs”) including Roth and Traditional IRAs.
●	IRA for Minors with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.
●	SIMPLE IRAs (Savings Incentive Match Plans for Employees of Small Employers) for employers.
●	SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment.
●	SARSEP-IRAs (Salary Reduction Simplified Employee Plans) can only be established through trustee-to-trustee transfers.
●	403(b)(7)s for governmental entities, and eligible tax-exempt organizations.
●	457(b) for governmental plans.
●	Money Purchase Pension & Profit Sharing (MPP/PSP) plans for sole proprietors and partnerships.

There is an annual custodial/trustee fee of $15 for each Traditional and Roth IRA, Traditional and Roth IRA for minors, SIMPLE IRA, SEP-IRA, SARSEP-IRA, MPP/PSP, and 457(b) custodial account and an annual custodial fee of $30 for each 403(b) custodial account that you maintain, irrespective of the number of Funds that are held in an account.  The account holder is responsible for paying this fee and the fee will be automatically deducted from the account on the last business day of the first quarter for the following 12 month period in accordance with the provisions of the respective custodial agreement.  The custodian/trustee reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account/trust holders.
The fee will be deducted subject to the following conditions:
To the extent that an account holder maintains assets in the Government Cash Management Fund, the fee will first be deducted from those assets.  If the assets in the Government Cash Management Fund are less than the fee, the balance of the fee will be deducted equally from the remaining Funds. For 403(b)s, the fee will be deducted first from the Government Cash Management Fund within the employer contribution portion of the account, if any.

If the assets in the Government Cash Management Fund within the employer contribution portion of the account are less than the fee, the balance of the fee will be deducted equally from the remaining Funds within the employer contribution portion of the account.  To the extent there are insufficient assets in the employer contribution portion of the account to cover the fee, the fee will be deducted from Funds held in the employee contribution portion of the account in the same order as above.  To the extent there are insufficient assets in the employer contribution account and employee contribution portion of the account, the fee will be deducted from Funds held in the rollover account in the same order as above.
Notwithstanding the foregoing, the fee may be waived or reduced for any reason which, in the opinion of the custodian/trustee, is acceptable or desirable, including the following:
●
If the value of all accounts in the account holder’s customer account is equal to or exceeds $100,000 as of the last business day of the first quarter, the fee is waived for the following 12-month period.

●
If the value of all accounts in the account holder’s customer account is equal to or exceeds $50,000 and is less than $100,000 as of the last business day of the first quarter, the fee is reduced by 50% for the following 12-month period.

●
If a participant establishes a 403(b) custodial account, the fee is waived for the custodial account for the first 12-month period beginning with the date assets (contributions, contract exchanges, transfers, rollovers, etc.) are first accepted by the First Investors Funds for investment into that custodial account. Similarly, if a participant establishes a 457(b) custodial account, the fee is waived for the custodial account for the first 12-month period beginning with the date assets are first accepted by the First Investors Funds for investment into that custodial account. After the 12-month period has expired, if the participant does not otherwise qualify for a fee waiver, the fee will be deducted from the 403(b) custodial account, or, if applicable, the 457(b) custodial account on the last business day of the first quarter for the following 12-month period.  For example, if a participant establishes a 403(b) custodial account on May 15, 2013, the participant will not be subject to the fee until the last business day of the first quarter of 2015.

●	If the custodial account is maintained by an Associate, as defined in the Fund’s prospectus, the fee is waived.
For purposes of determining the value of accounts held by the account holder, customer account means all First Investors Funds within the same 10-digit customer number assigned to the account holder that includes the applicable custodial/trustee account(s). Under no circumstances will all or a portion of the fee be returned to the account holder if the account holder subsequently meets the requirements for a reduced or waived fee or if the account holder subsequently terminates the custodial account.
Special Information for participants in 403(b)(7) Accounts or 457(b) Accounts
By establishing and maintaining a 403(b)(7) account or 457(b) custodial account through Foresters Financial Services, Inc. (“FFS”), you authorize us to share certain information regarding your 403(b)(7) account or 457(b) account with your current or former 403(b)(7) or 457(b) employer, as well as its Third Party Administrator (“TPA”) and any vendor or agent authorized by the employer.  If permitted by a plan or an agreement with a TPA, you also authorize us to pay plan expenses from your account.
As of January 1, 2009, new First Investors Funds 403(b) accounts are only available through FFS as dealer of record.  If an existing participant has a 403(b) account that is not currently serviced by FFS, the participant may maintain the current broker-dealer on the account.  Dealer changes to FFS and changes from a dealer other than FFS to a dealer that has an executed selling agreement with the Fund will be accepted.  If a request is received to remove FFS as the dealer or to change the dealer to a dealer that does not have a selling agreement with the Fund, the account will be deemed to be a direct Fund shareholder and additional investments will not be accepted.  FFS no longer pays 12b-1 service fees to other broker-dealers on First Investors Funds 403(b) custodial accounts.  First Investors Funds 457(b) accounts are offered exclusively through FFS as dealer of record.  Dealer changes on First Investors Funds 457(b) accounts will not be accepted.
Additional Information on How to Place and Pay For an Order.
Placing Your Purchase Order
Investors may purchase shares of the Fund directly from us or through financial intermediaries.  These orders may be placed through a Representative, or by sending us a check directly with a payment stub or written instructions.  When purchasing shares directly through the Fund, remember to include your Fund account number on your check made payable to FFS or the Fund.  Additional purchases into existing Fund accounts may be subject to limits that may be imposed by the type of account, share class that you own and be made in any dollar amount.  There is a $1,000 minimum on purchases made through your representative over the phone.  There is also generally a minimum amount of $100 for purchases your broker-dealer may place through Fund/SERV.
For Overnight Mail, send checks to:	For Regular Mail, send checks to:

Foresters Financial Services, Inc. Attn: Dept. CP Raritan Plaza I, 8th Floor Edison, NJ 08837-3620	Foresters Financial Services, Inc. Attn: Dept. CP P.O. Box 7837 Edison, NJ 08818-7837
Purchases are processed when they are received in “good order” by our Edison, NJ office.  To be in good order, the class of shares you are requesting to purchase must be available to you, the Fund you are purchasing must be eligible for sale in your state of residence, all required paperwork must be completed (in the instance of 403(b), 457(b) and trust accounts, verifications must be completed to our satisfaction), and payment must be received.  If your order is received by the time as of which the NAV is calculated, it will receive that day’s public offering price.  This procedure applies whether your written order is given to your registered representative and transmitted to our Edison, NJ office or mailed directly by you to our Edison, NJ office.
Certain types of purchases can only be placed by written application and certain retirement contributions may only be made through an employer.  For example, purchases in connection with the opening of retirement accounts may only be made by written application.  Furthermore, rollovers of retirement accounts will be processed only when we have received your written application, rollover proceeds and any additional documentation we may require.  Thus, for example, if it takes thirty (30) days for another fund group to send us your retirement account proceeds, your purchase of Fund shares will not occur until we receive the proceeds.
Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV.  If you place your order with your representative, your transaction will be processed at that day’s public offering price provided that your order is received in our Edison, NJ office by the time as of which the NAV is calculated, or by our Fund/SERV deadline for orders submitted via the Fund/SERV system.  Orders received after these deadlines will be processed at the next Business Day’s offering price.
If you are buying shares of the Fund through a broker-dealer other than FFS, other requirements may apply.  Consult your broker-dealer about its requirements.
Orders placed through a Foresters Financial registered representative must generally be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Edison, NJ office.
If there is a registered representative or other broker-dealer representative of record on your account, he or she will be able to obtain your account information, conduct certain transactions and updates for your account, and receive copies of notifications and statements and other information about your account directly from the Fund.
It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately.  A broker-dealer may charge a fee to place your order.  The Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion.  Any such disputes must be settled between you and your broker-dealer.
The Fund reserves the right to refuse any purchase order, without prior notice.  We will not accept purchases into an account after we have been notified that the account owner is deceased in the absence of proof that the purchases are lawful.  The Fund is not responsible for losses stemming from delays in executing transactions that are caused by instructions not being in good order.
Paying For Your Order
Payment must be provided with the appropriate application to open a new account.  Payment for other types of transactions is due within two (2) Business Days of placing an order or the trade may be cancelled.  (In such event, you will be liable for any loss resulting from the cancellation.)  To avoid cancellation of your order, you may open a money market fund account and use it to pay for subsequent purchases.  Generally, an investment into a Fund account will be made from a bank account controlled by the same person.  When this is not the case, we reserve the right to require additional information about the relationship of the payer to the account owner, the purpose of the account, source of funds, and such other information to conclude that the account is being used for a lawful purpose before the investment will be made.  In addition, we may require identifying information about the payer on the check.
Purchases made pursuant to our Automatic Investment Programs are processed as follows:
●	Money Line investments are processed on the date you select on your application (or the Business Day following a weekend or other day that either we or the banking system is closed); and
●	Automatic Payroll Investments are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:

●	Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FFS or the Fund;
●	Money Line and Automatic Payroll Investment electronic funds transfers;
●	Federal Funds wire transfers;
●	ACH transfers; and
●	Proceeds from a redemption of your money market fund account (for orders placed by your representative or broker-dealer).

We do not accept:

●	Third Party Checks;
●	Traveler’s Checks;
●	Checks drawn on foreign banks;
●	Cash;
●	Post Dated Personal Checks;
●
Starter Checks (checks without a pre-printed customer name) or Second Party Checks except from financial institutions and customers who have active Fund accounts which have been in existence for at least three (3) months; or

●
Money Orders (bank money orders are an acceptable form of payment when they are received from another financial institution for rollovers that FIS either initiates or has received notice about and has investment instructions).

By Check
You can send us a check for purchases under $1,000,000.  If you are opening a new Fund account, your check must meet the Fund minimum.  When making purchases to an existing account, include your Fund account number on your check.  Generally, investments of $1,000,000 or more must be made via Federal Funds wire transfer, unless we are contacted in advance and agree to waive this requirement.  We also reserve the right to waive this requirement for checks received directly from another financial institution made payable to Foresters Financial Services, Inc. or the Funds.
By Money Line
With our Money Line program, you can invest in the Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account.  You can invest up to $25,000 a month per fund account through Money Line.
You select the investment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually).
The Money Line investment date you select is the date on which shares will be purchased.  If the investment date falls on a weekend or other day that either we or the banking system is closed, shares will be purchased on the next Business Day.  The proceeds must be available in your bank account two (2) Business Days prior to the investment date.
How To Apply for Money Line:
1.    Complete the Electronic Funds Transfer (“EFT”) section of an application.  In the case of individual accounts, the signature of the bank account owner(s) is (are) not required as long as the customer who signs the application owns (individually or jointly) the bank account.  For a joint account, where one owner is also an individual or joint owner of the bank account, only the signature of that owner is required for the bank account authorization.  In cases where that bank account owner is a third party, all bank account and mutual fund owners’ signatures will be required and all signatures must be guaranteed.  To establish Money Line for an entity account, the required number of Authorized Individuals as indicated in the entity’s authorizing documents must sign the application and have their signatures guaranteed.  Generally, Money Line will only be established for an entity when both the mutual fund and the bank accounts have identical owners except for a sole proprietorship or revocable trust account where the grantor and the trustee are the same person.  (Please allow at least ten (10) Business Days for initial processing.)

2.    Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3.     Submit the paperwork to your registered representative or to the Fund’s transfer agent as described under “How to Contact the Fund Directly Through its Transfer Agent”.
How To Change Money Line:
To change investment amounts, reallocate or cancel Money Line, you must notify us at least five (5) Business Days prior to the investment date.
You may write or telephone us to:
●	Discontinue your Money Line service;
●	Decrease the payment to the minimum amount of $50 per month; and
●	Change the date or frequency of the Money Line payment without increasing the total dollar amount.

Provided that you have telephone privileges, you may telephone us to:

●	Reallocate Money Line to a new or existing account with the same registration; and
●
Increase your total Money Line payment by a maximum of $36,000 per customer per 12 month period using any frequency provided the bank account and Fund account owner(s) are identical or by a maximum of $5,000 per customer per 12 month period if the bank account is owned or controlled by any one of the Fund account owners.  Money Line may not be increased by telephone if the bank account is not owned or controlled by one of the Fund account owners.  A signature guaranteed request signed by the Fund account owners and bank account owner(s) is required.

For all other changes, you must submit a signature guaranteed written request to Foresters Investor Services, Inc. (“FIS”).  To change from one bank to another or change your bank account number you must also complete and return a new Money Line application.  Allow at least ten (10) Business Days for the change to become effective.
Money Line service will be cancelled upon notification that all fund account owners are deceased or if your account is coded “Do Not Mail”, as explained in this Statement of Additional Information under the heading “Missing or Incorrect TINs and Returned Mail”.  We reserve the right to liquidate your account upon sixty (60) days notice if you cancel the Money Line prior to meeting the minimum initial investment of the fund.
By Automatic Payroll Investment
With our Automatic Payroll Investment (“API”) service you can systematically purchase shares by payroll deduction with as little as $50 a month or $600 each year.  To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account.  Contact your company payroll department to authorize the payroll deductions.  If not available, you may consider our Money Line program.
Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.
How To Apply for API:
1.	Complete an API Application.
2.	Complete an API Authorization Form.
3.	Complete the government’s Direct Deposit Sign-up Form if you are receiving a government payment.

4.	Submit the paperwork to your registered representative or to the Fund’s transfer agent as described under “How to Contact the Fund Directly Through its Transfer Agent”.
If you have telephone privileges on your account, you can call the Fund directly to change the investment allocations in your API.
By Federal Funds Wire Transfer
You may purchase shares via a Federal Funds wire transfer from your bank account into your existing Fund account.  Generally, investments of $1,000,000 or more must be purchased by a Federal Funds wire unless we agree in advance to waive this requirement.  We also reserve the right to waive this requirement for checks received directly from another financial institution made payable to Foresters Financial Services, Inc. or the Funds.  Each incoming Federal Funds wire transfer initiated outside the U.S. will be subject to a $20 fee.
To wire funds to an existing Fund account, you must call 1 (800) 423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited.  To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:
●	12:00 p.m. Eastern Time for our money market fund; and
●	The time as of which the NAV is calculated for all other Funds.
If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information.
By Systematic Investments From Your Money Market Fund
You can invest systematically from your money market fund into shares of another Fund account by completing a Government Cash Management Fund Payment Form.  Your money market fund shares will generally be redeemed on the same day as the purchase of the other Fund account.  When you are investing into a new Fund account, you must invest at least $600 a year.  The Systematic Investments may be made on a monthly, quarterly, semi-annual, or annual basis.  Systematic Investments are suspended upon notification that all account owners are deceased.  Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent’s legal representative.
By Systematic Withdrawal Plan Payment Investments
You can invest Systematic Withdrawal Plan payments from one fund account into shares of another Fund account in the same class of shares for the same Customer Account.  In such case, payments are invested without a sales charge (except for payments attributable to Class A shares subject to a CDSC that are being invested into the First Investors Government Cash Management Fund).
●	You must invest at least $600 a year when investing into a new fund account; and
●	You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased.  Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent’s legal representative.
By Investments Through Certain Retirement Plans
With our Electronic Payroll Investing Center (“EPIC”), certain retirement plans can automatically purchase shares.  To participate, the employer or Third Party Administer (“TPA”) must subscribe to the EPIC service permitting the electronic transfer of money from the employer’s or TPA’s bank to fund the contribution.  By subscribing to EPIC, your employer or its TPA authorizes certain individuals to access and/or use EPIC on its behalf.  Shares purchased through EPIC are purchased on the day the electronic transfer is received by the Fund.  In addition, certain retirement plans, employers and third party administrators receive information regarding your accounts through EPIC.  Contact your company payroll department to authorize the payroll deductions.
Additional Information on How To Sell Shares.

You can sell your Fund shares on any Business Day.  In the mutual fund industry, a sale is referred to as a “redemption.”  The various ways you can redeem your shares are discussed below.  If your shares are held in an omnibus account with a broker-dealer or through a retirement plan platform, these procedures are not applicable.  You can only redeem such shares through your broker-dealer or retirement plan platform provider.  Please consult with your broker-dealer or retirement plan platform provider for their requirements.  Your redemption order will be processed at that day’s price (less any applicable CDSC) provided that it is received in good order in our Edison, NJ office by the time as of which the NAV is calculated, or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.  It is your broker-dealer’s or retirement plan platform provider’s responsibility to promptly transmit orders to us.  Special rules also apply to redemptions from qualified group retirement accounts; we generally can only accept redemption instructions from the plan trustee or administrator.  Please consult your plan trustee or administrator for its procedures.
Normally, redemption proceeds paid via check will be sent via mail within two business days following the transaction, while redemption proceeds paid via ACH or electronic funds transfer will generally settle to your bank account on the second business day following a redemption transaction.  However, payment of redemption proceeds may take up to 7 days.  If you are redeeming shares which you recently purchased by check or electronic funds transfer, payment may be delayed to verify that your check or electronic funds transfer has cleared (which may take up to12 days from the date of purchase).  If your check is returned to us unpaid and it is redeposited, it may take another twelve (12) days to verify that it has cleared. Shareholders may not redeem shares by electronic funds transfer unless the shares have been owned for at least twelve (12) days.  The Fund may not suspend or reject a redemption request that is received in good order or delay payment for a redemption request that is received in good order or delay payment for a redemption for more than 7 days (except as described above), except during unusual market conditions affecting the NYSE, in the case of an emergency which makes it impracticable for the Fund to dispose of or value securities it owns or as permitted by the SEC.  We reserve the right to reject any redemption order to make a check payable to a third party.
Redemptions of shares are not subject to the above verification periods if the shares were purchased via:
●	Automatic Payroll Investment;
●	FFS registered representative payroll checks;
●	Checks issued by Foresters Life Insurance and Annuity Company (“FLIAC”), FFS or FIS;
●	Checks issued through FFS’s General Securities Unit; or
●	Federal Funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares unless they are already on file.
If the amount of your redemption request exceeds the value of your account, your entire account will be redeemed.
Written Redemptions
A written redemption request will be processed when received in our Edison, NJ office provided it is in good order.
If we receive your written redemption request in good order in our Edison, NJ office by the time as of which the NAV is calculated, you will receive that day’s price (less any applicable CDSC) for your shares.
If your redemption request is not in good order or information is missing, we will seek additional information and process the redemption on the Business Day we receive such information.
To be considered in good order written requests must include:
1.	The name of the Fund;
2.	Your account number;
3.	The dollar amount, number of shares or percentage of the account you want to redeem;
4.	Share certificates (if they were issued to you);
5.	The requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies;
6.	Signature guarantees, if required;
7.	Appropriate distribution form or other applicable document(s) for retirement accounts and ESAs; and

8.	Other supporting documentation, as required.

If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we may also require a Letter of Acceptance from the successor custodian and for a redemption from a 403(b)(7) or 457(b) account we may require the signature of your employer or TPA before we effect the redemption.  The transfer agent may, in its discretion, waive certain requirements for redemptions.
For your protection, the Fund reserves the right to require additional supporting legal documentation, to require all paperwork to be dated within sixty (60) days, and to make checks payable only to the account owner(s) or a financial institution for the benefit of the account owner(s), or in the event of his/her death, to the estate or named beneficiaries.
Telephone Redemptions and Other Instructions
You may make redemptions over the phone by calling our Special Services Department at 1 (800) 342-6221 or other designated number from 9:00 a.m. to 5:00 p.m. Eastern Time (orders received after the time as of which the NAV is calculated, normally 4:00 p.m. Eastern Time, are processed the following Business Day) on any Business Day provided:
1.	Telephone privileges are available for your account registration and you have not declined them;
2.	You do not hold share certificates (issued shares);
3.
The redemption is (a) made payable to the registered owner(s) and mailed to the address of record (which cannot have been changed within the past thirty (30) days without a signature guaranteed request signed by all owners) or, (b) electronically transferred by ACH to a pre-designated bank account or, (c) transferred via Federal Funds wire to a pre-designated bank account from the Government Cash Management Fund; and

4.	The redemption amount when combined with all other telephone redemptions from the same fund account made on the same day is $100,000 or less.
As long as you have telephone privileges, you may be able to establish Systematic Withdrawal payments as well as change the amount of your Systematic Withdrawal payments on non-retirement and certain retirement accounts, and authorize certain fees to be deducted from your account on certain account registrations.
Electronic Funds Transfer Redemptions
Electronic Funds Transfer (“EFT”) redemptions allow you to redeem shares and electronically transfer proceeds to a pre-designated bank account.
You must enroll in the Electronic Funds Transfer service before using the privilege (see “Money Line”).  To establish EFT redemptions, all owners must sign the application.
For a joint account, where one owner is also an individual or joint owner of the bank account, only the signature of that owner is required for the bank account authorization.  In cases where the bank account owner is a third party, all bank and mutual fund account owners’ signatures will be required and all signatures must be guaranteed.  To establish EFT redemptions for an entity account, the required number of Authorized Individuals as indicated in the entity’s authorizing documents must sign the application and have their signatures guaranteed.  EFT redemption privileges will only be established for an entity (except for a sole proprietorship), trust (except for a revocable trust where the grantor and the trustee are the same person), or UGMA/UTMA account when both the mutual fund and the bank accounts have identical owners.  Please allow at least ten (10) Business Days for initial processing.  We will send any proceeds during the processing period by check to your address of record.  You may send written instructions to FIS to request an EFT redemption of shares which have been held at least twelve (12) days.  If FIS is notified that a customer’s EFT was further electronically transferred via ACH to and/or from a bank located outside of the territorial United States, the customer’s EFT privilege will be cancelled.
Each EFT redemption must be electronically transferred to your pre-designated bank account.
If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.
The Electronic Funds Transfer service may also be used to purchase shares (see “Money Line”) and transfer systematic withdrawal payments (see “Systematic Withdrawal”) and both dividends and other distributions to a bank account.

Systematic Withdrawals
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis.  We reserve the right to only send your payments to a U.S. address.  They can be mailed to you or a pre-authorized payee by check or transferred to your bank account electronically (if you have enrolled in the EFT service).
You can receive payments on a monthly, quarterly, semi-annual, or annual basis.  Your account must have a value of at least $5,000 in non-certificated shares (“unissued shares”).  The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to Foresters Life Insurance and Annuity Company, and systematic investments into another eligible fund account.  The minimum Systematic Withdrawal Plan payment is $50 (waived for Required Minimum Distributions on retirement accounts or FLIAC premium payments).
We reserve the right to limit the number of systematic withdrawals that may be established on any one account.  Upon receipt of a systematic withdrawal request we will reinvest dividends and other distributions previously paid in cash, unless we are notified otherwise at the time of request.
Systematic withdrawals in excess of the dividends and other distributions paid by the Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline.  You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals.  Systematic payments are not eligible for the reinstatement privilege.
You should avoid making investments in a fund at the same time that you are taking systematic withdrawals from that fund, unless your investments can be made without paying a sales charge.  Buying shares of a fund during the same period as you are redeeming shares of that fund may not be advantageous to you because you will incur additional sales charges and may also be required to defer the deduction of any capital losses on disposition of the shares for federal income tax purposes because of “wash sale” rules.  See Appendix A – Tax Information.
If you own shares that are subject to a CDSC, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without paying a CDSC.  If you own shares that are subject to a CDSC in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than three (3) years.
In-Kind Redemptions
The Fund has reserved the right to make in-kind redemptions. Notwithstanding this reservation, the First Investors Equity Funds, which includes the Fund, have filed a notice of election under Rule 18f-1 of the 1940 Act that commits them to pay in cash all requests for redemptions by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the Fund’s net asset value at the beginning of such period.
Additional Information on How To Use Our Free Exchange Privilege.
Subject to the conditions listed below, you have the right to exchange Class A or Class B shares (as applicable) of any First Investors fund on which a sales charge is applicable (“load fund”) for the shares of the same class of any other load First Investors fund for the same Customer Account without incurring an additional sales charge.  Subject to the conditions listed below, Advisor Class shares may be exchanged into any other fund in which Advisor Class shares are available and Institutional Class shares may be exchanged into any other Fund in which Institutional Class shares are available.  Subject to conditions listed below, you also have a right to request your Class A shares  to be rebalanced among Class A shares of various funds.  This type of exchange is called a rebalance and can be accomplished via a series of exchanges.  This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change (provided that the new fund is available for sale in your state).  However, since an exchange of fund shares is treated as a redemption of your current fund shares and a purchase of shares of the new fund, it may (except in the case of an exchange from the Government Cash Management Fund) result in recognition of a taxable gain or loss.  Read the prospectus of the fund you are purchasing carefully before you exchange into it.

Exchange orders are processed when we receive them in good order in our Edison, NJ office.  Exchange orders received in good order prior to the time as of which the NAV is calculated will be processed at that day’s prices.
If you place an exchange order with your representative by the time as of which the NAV is calculated, it will be processed at that day’s price for each fund provided that your order is received by our Edison, NJ office by the time as of which the NAV is calculated, or by our Fund/SERV deadline for orders that are submitted via the Fund/SERV system.
Exchanges From a Money Market Fund
You can also exchange Class A money market fund shares for another fund under your Customer Account without incurring a sales charge if the shares were acquired via an exchange from a load fund under your Customer Account.  The dividends earned on those shares are also eligible for the free exchange privilege.  To the extent that shares are redeemed from the money market fund, the free exchange privilege is no longer available with respect to those shares.  If a customer is eligible for both the free exchange privilege and reinstatement at NAV, the free exchange privilege will be used first followed by the reinstatement privilege.  The amount available for the free exchange privilege will be reduced by any amount invested into a load fund under your Customer Account that receives a sales charge waiver due to the reinstatement or free exchange privileges.
Systematic Exchanges
You can systematically exchange eligible shares from one of your Fund accounts to another Fund account owned by the customer within the same class of shares at net asset value.
Other Exchange Conditions
There are a number of conditions on the free exchange privilege:
1.
The funds reserve the right to reject any exchange, without prior notice, if they believe that it is part of a market timing strategy or a pattern of excessive trading.  In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

2.	You may not exchange shares into a different fund if your account has been restricted pursuant to our USA PATRIOT Act policies.
3.	You may only exchange shares within the same class.
4.	Exchanges can only be made between accounts that are owned by the same customer and registered under the same customer number.
5.
You may exchange to another fund account provided that both the source and the receiving accounts meet the fund minimum after the exchange.  This requirement is waived if you are requesting a full exchange to eliminate a low balance account.

6.	The fund you are exchanging into must be eligible for sale in your state.
7.	If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.
8.
If you exchange shares to a new fund account, the dividend and capital gain options will apply to the new fund account as well as the original account if it remains open.  If you exchange shares into an existing fund account, the dividend and capital gain options on the existing fund account will remain in effect.

9.
If you request an exchange from an account with shares that are subject to a CDSC to another fund account (including an exchange from a Class B load fund account to a Class B money market fund account), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception.  If you exchange from a Class A load fund account with shares that are subject to a CDSC to a Class A money market fund account, shares acquired through dividend or other distributions and shares that are not subject to a CDSC will be exchanged before shares that are subject to a CDSC.  Shares that are subject to a CDSC will be exchanged into a separate money market account and the CDSC will carry over; however the holding period will be tolled and the CDSC will not be charged unless you redeem from the money market fund.  For all other exchanges from an account with shares subject to a CDSC, the receiving account will be credited with shares that are not subject to a CDSC and shares at each CDSC level in proportion to the exchange from the source account.  Note: If your exchange is requested as a rebalance and any shares are subject to a CDSC, your rebalance request will not be honored if the request includes Class A shares of a money market fund.

10.	If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

11.
If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original fund or the fund you are exchanging into (“receiving fund”) or if you want the automatic investments or withdrawals terminated.

Without specific instructions, we will amend account privileges as outlined below:
	Exchange All Shares to ONE Fund Account	Exchange All Shares to MULTIPLE Funds	Exchange a Portion of Shares to ONE or MULTIPLE Funds	Rebalance
Money Line (ML)	ML moves to Receiving fund	ML stays with Original fund	ML stays with Original fund	ML stays with Original fund
Automatic Payroll Investment (API)	API moves to Receiving fund	API is allocated equally to Receiving funds	API stays with Original fund	API stays with Original fund
Automated Retirement Account Contributions*	$ moves to Receiving fund	$ stays with Original fund	$ stays with Original fund	$ stays with Original fund
* Contributions remitted by the employer for certain retirement accounts.

	Rebalance or Exchange All Shares to ONE Fund Account	Rebalance or Exchange All Shares to Multiple Funds	Rebalance or Exchange a Portion of Shares to ONE or Multiple Funds
Systematic Withdrawals (SWP) (includes RMDs)	SWP moves to Receiving fund	SWP is allocated proportionally to Receiving funds	SWP stays with Original fund
Telephone Exchanges
Provided you have telephone privileges on your account, you may make exchanges over the phone by calling Special Services at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., Eastern Time.  Orders received after the time as of which the NAV is calculated, are processed the following Business Day.
You may exchange shares of any eligible fund (1) within any participant directed IRA, 403(b)(7) or 457(b) accounts, (2) from an individually registered non-retirement account to an IRA registered to the same owner (provided an IRA application is on file) and vice versa, except in circumstances where documentation is required by applicable regulations; (3) within money purchase pension plans and profit sharing plans, if a Qualified Retirement Plan Application is on file.  Certificate shares cannot be exchanged by phone and for trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file.
Written Exchanges
Written instructions are acceptable for any exchange.
1.	Include the requisite signatures of the account owner(s) or authorized person(s) in accordance with our policies as set forth in “Specific Account Requirements”.
2.	Include the name and account number of your fund.
3.	Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.
4.	Specify the existing account number or the name of the new fund you want to exchange into.
5.	Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.
6.	For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file.

Additional Information About Sales Charge Discounts and Waivers.
The following sales charge discounts and waivers are also available:
1.
Class A shares may be purchased without a sales charge by a special fund account created in connection with the early termination of a First Investors Funds single payment or periodic payment plan by the plan sponsor using its power to modify the terms of the plan.  This privilege applies to purchases until the earlier of the expiration of the original plan period or the completion of all payments up to the face amount of the original plan.  The privilege also applies to the amount of any partial withdrawal outstanding at the time of the termination of the plan.  This privilege will terminate if the shareholder terminates the special fund account for any reason, including transfer of ownership, full redemption or exchange into another fund.  Special fund accounts may only be serviced by FFS as broker-dealer.

2.
Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust may buy Class A shares of a fund with unit distributions at the net asset value plus a sales charge of 1.5%.  Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merrit Inc. may buy Class A shares of a fund with unit distributions at the net asset value plus a sales charge of 1%.

3.
If you own Class A shares of the Growth & Income Fund that are attributable to your investment in the Executive Investors Blue Chip Fund and you have owned these shares continuously since March 13, 2000, the fund account in which you own these shares is entitled to a special sales charge rate (expressed as a percentage of offering price) of 4.75% on additional investments of less than $50,000 in this fund.

4.
Participants in 403(b), 401(a), 401(k) and/or 457(b) omnibus accounts whose sponsors or providers have made special arrangements to offer our Class A shares to their participants on a load-waived basis, may purchase Class A shares without a front-end sales charge.

5.
The sales charge is waived when Class A share systematic withdrawal plan payments from one customer account are automatically invested into Class A shares of a different customer account if the systematic payments between the two accounts were authorized to be made without a sales charge pursuant to an arrangement that existed prior to October 3, 2005.

6.
Participants who were in the City of Torrington Board of Education Retirement Savings Plan as of June 30, 2014 and who were transferred to The Torrington Public Schools 403(b) Retirement Plan as of July 1, 2014 may purchase Class A shares without a front-end sales charge.

The following is additional information about our ROA and SOI policies:

1.	For purposes of shareholders who invest through a broker-dealer, your mailing address of record with your broker-dealer is considered your address of record for ROA purposes.
2.
Accounts maintained for the same customer with different broker-dealers of record and/or different mailing addresses will not be combined for discount purposes and will be recorded under separate customer account numbers.

3.
If you receive mail in an apartment, office, or similar multi-tenant building, your mailing address of record for discount purposes includes your individual unit numbers or designations.  Thus, the accounts of shareholders who receive mail in different apartments, office suites, or units within the same building will not be combined for discount purposes.

4.	An SOI will be considered completed if any shareowner who is a party to the SOI dies within the SOI 13 month period.
5.
Participants in 403(b) plans who invest in the funds through a First Investors Funds individual custodial account are treated as individuals for purposes of the funds’ ROA, SOI, and sales charge waiver and discount policies.

6.
Investments in group retirement plans including 401(k) plans profit sharing plans, money purchase plans, deferred benefit plans, Keoghs, ERISA 403(b) and target benefit plans available through a retirement plan recordkeeper or third party administrator are not considered for purposes of any individual participant’s ROA or SOI privileges.

7.	By agreement with us, a sponsor of a governmental retirement plan described in Section 457(b) of the Code (“Eligible 457(b) plan”) may elect for the plan not to be treated as a qualified group retirement plan for purposes of our ROA, SOI, and sales charge waiver and discount policies. Under such an agreement, we will establish a separate Customer account for each Eligible 457(b) plan participant who invests in the funds, register the account under the participant’s address of record, and treat such account as if it were an individual account. Thus, each Eligible 457(b) plan participant will pay the same sales charge on investments in the funds through the plan that he or she would pay if the investments had been made in the participant’s individual account.

Additional Information About Our Signature Guarantee Policies.
In addition to the circumstances listed in the prospectus, the funds require signature guarantees for the following:
1.	When shares are transferred to a new owner.
2.	When certificated (issued) shares are redeemed, exchanged or transferred.
3.
In the case of a natural person(s), to establish any EFT service or to amend banking information on an existing EFT service if the First Investors Fund Account owner(s) and bank account owner(s) are not identical.*

4.	In the case of an entity or trust account, to establish any EFT service or to amend banking information on an existing EFT service.*
5.	For Money Line increases in excess of the amounts permitted by telephone.*
6.	To establish the Expedited Redemption Privilege or amend banking information on an existing Expedited Redemption Privilege. *
7.	If multiple account owners of one account give inconsistent instructions.
8.	When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.
9.	When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*
10.	For draft check orders when the address has changed within thirty (30) days of the request.*
11.	For any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

* For items 3, 4, 5, 6, 9 and 10 a Signature Validation Program stamp will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (“STAMP”) in lieu of a medallion signature guarantee.  For items 5 and 9, the Fund’s transfer agent at its discretion, may employ other procedures in lieu of requiring a medallion signature guarantee.
We reserve the right (but have no obligation) to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.
The funds will accept a signature guarantee from their principal underwriter, FFS, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the New York Exchange Medallion Signature Program (“MSP”), or the Stock Exchanges Medallion Program (“SEMP”).  The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized.  If more than one signature is required, each signature must be signature guaranteed.  The funds will not accept a signature guarantee that has been amended or limited in any way.  Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.
The signature guarantee requirements do not apply to transactions or instructions that are communicated to the funds through NSCC Fund/SERV, Networking or via telephone by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with the funds or the funds’ agent.  Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly.  The funds do not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.
The signature guarantee policies of the funds may be amended at any time without prior notice.
Additional Information About Dividends and Other Distributions.
We automatically reinvest dividends and other distributions in additional Fund shares of the distributing class unless otherwise instructed.  We reserve the right to send dividends and other distributions that are remitted by check to a U.S. address only.  Dividends and other distributions may be sent via EFT provided this option is either selected for both dividend and other distributions or this option is selected for one and the other is reinvested into the same Fund account.  Upon notification that all account owners are deceased, all distributions will be automatically reinvested; any distribution cross-investment plan or systematic withdrawal plan will be discontinued.  Dividends and other distributions of less than $10 are automatically reinvested.
Except as noted below, for funds that declare daily dividends, shares start earning dividends on the first Business Day following the day of purchase.  Shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.
Information Regarding Basis Reporting and Election.
Your redemption or exchange of non-retirement Fund shares (except shares held in an ESA) is considered a reportable taxable event for you.  Your gain or loss depends upon your basis in the shares.  Basis information for the redemption or exchange of Fund shares must be reported directly to the IRS on Form 1099-B.  Please be aware that the basis information reported on Form 1099-B may not reflect additional adjustments that you are required to make when filing your income tax federal income return.
When redeeming or exchanging Fund shares, you have the option to identify in writing which shares will be redeemed or exchanged from your account.  You need to specify the account or accounts when making this request, since each account that you own is treated separately.  Absent written instructions from you, Fund Shares will be redeemed or exchanged using the Fund’s Default Basis Method (described below).  Your basis method election must be received by FIS, the Fund’s transfer agent, prior to, or at the time of, your redemption or exchange request and may not be changed thereafter with respect to that redemption or exchange (but may be charged for subsequent redemptions or exchanges).
Using the Fund’s Default Basis Method, basis information for Fund shares will be reported to the IRS using the average basis method, which means they will be redeemed in a first-in first-out order using the calculated average basis of all Fund shares.  Once Fund shares are redeemed in an account using the average basis method, any change in your basis will only be made prospectively.
Unless otherwise instructed, all redemptions and exchanges from an account will be processed using the Fund’s Default Basis Method.  This includes automated redemptions that may take place in your account, such as systematic withdrawals and redemptions to pay certain fees.
If you would like to select a basis determination method other than the Fund’s Default Basis Method, you may contact your broker or FIS directly at 1 (800) 423-4026 to obtain the necessary form for completion.  Upon receipt of the completed form, we will code the basis determination method that you selected on your account for future transactions.
The Funds do not recommend any particular method of determining basis.  We urge you to consult with your qualified tax adviser regarding basis before you redeem or exchange Fund shares.  Neither the First Investors Funds nor their affiliates can give you tax or legal advice regarding the selection of a basis determination method.  The basis determination method that is best for you depends upon your particular tax situation.
Share Certificates.
We no longer issue share certificates.  If a previously issued certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $35.
In addition, certificated shares cannot be redeemed, exchanged, or transferred until the certificates are returned with your transaction request.
Name Changes.
A name change may occur due to marriage, divorce, adoption or other reason.  To change your name, use our Name Change/Correction Form or send a letter of instruction with your signature guaranteed, along with a copy of your marriage certificate, divorce decree or court order that confirms the name change.  In lieu of using the Name Change/Correction Form or letter of instruction signature guaranteed, you may send us a certified copy of the document and a letter of instruction.

Transferring Ownership of Shares.
A transfer is a change of share ownership from one customer to another.  Unlike an exchange, transfers occur within the same fund.  You can transfer your shares at any time; however, we will only transfer the ownership to a new fund account which has a U.S. address and whose owner meets all other requirements to establish an account including the eligibility to own the particular class of shares being transferred.  All transfers into a new account must meet the minimum initial investment requirements of the particular class of shares of the fund after the transfer of shares is completed.  The fund minimum is waived for a full transfer due to death if the shares are transferred to the surviving joint owner and for a full transfer of a UTMA or UGMA to a successor custodian for the benefit of the same minor or to the minor upon reaching the age at which custodianship ends.
To transfer shares to a new owner, you must submit a transfer form with:
●	Your account number;
●	Dollar amount, percentage, or number of shares to be transferred;
●	Existing account number receiving the shares (if any);
●	The name, U.S. street address, date of birth, citizenship status, TIN and such other information as may be required by law of each customer receiving the shares; and
●	The original signature of each account owner requesting the transfer with signature guarantee(s).

We will require the transferee to: complete the appropriate application to establish an account; provide the required customer identification program information under the USA PATRIOT Act; and supply any other required information.
Depending upon your account registration, additional documentation may be required to transfer shares.  Money Lines, APIs, draft checks and systematic withdrawal plans do not carry over when an account is transferred.  In addition, neither the reinstatement privilege, nor any applicable free exchange privilege on money market shares, is transferred to a new owner.  If you are submitting multiple requests, you must specify the order in which the transactions are to be processed or none of the requests will be honored.  Shares that have been transferred into an account must be held for at least one day before the shares may be exchanged for a different Fund; the new owner must sign the exchange request.  You may wish to consult your tax adviser to discuss the different tax implications.  Transfers due to the death of a shareholder require additional documentation.  The Fund’s transfer agent, in its discretion, may waive certain stated requirements for transfers.
A transfer is a change of ownership and may trigger a taxable event.  You should consult your qualified tax adviser before initiating a transfer.  The Fund’s transfer agent and the distributor may refuse any exchange or transfer order that is not in “good order” in accordance with our policies and are not obligated to provide any prior notice before doing so.
Because the funds are sold only through broker-dealers, if you receive shares via a transfer and you do not appoint a broker-dealer on your account application, FFS will not be responsible for the suitability of any exchange and there will be restrictions on your account.  In particular, you will not be able to make additional investments in the funds.  Because you do not have a broker-dealer assigned to your account, we will only accept instructions directly from you to either redeem shares or to exchange shares you currently own into another fund.  You will be permitted to exchange your shares in one fund into any other fund that is available to you under the exchange privileges of the funds, to reinvest dividends or other distributions and to redeem fund shares in accordance with the policies and procedures of the funds.  However, you will be solely responsible for any decision to hold, exchange, reinvest or redeem shares in your account.  We will accept instructions from you in written, oral or such other form as we may permit; these instructions must be communicated directly to the transfer agent (see “How to Contact the Fund Directly Through Its Transfer Agent” below).  If you want more information on these policies, or if you decide that you do want to receive investment advice concerning your investments in the Funds, please call the transfer agent at 1 (800) 423-4026.  The transfer agent will provide you with additional information or help you to complete the necessary paperwork to establish an account and assist you in obtaining a representative.
Missing or Incorrect TINs and Returned Mail.
If you fail to give us a TIN or you provide us with an incorrect TIN:
1.	We reserve the right to close your account; and

2.	If we are charged a penalty by the IRS, we may debit your account for the penalties imposed plus a processing charge.

If mail is returned to the Fund or an affiliated company of the Fund’s Adviser marked undeliverable by the U.S. Postal Service with no forwarding address after two (2) consecutive mailings, and the Fund or an affiliated company of the Fund’s adviser are unable to obtain a current shareholder address, the account status will be changed to “Do Not Mail” to discontinue future mailings and prevent unauthorized persons from obtaining account information.  Telephone privileges, certain automated investments and automated withdrawals will also be discontinued.  If mail is returned to us from the U.S. Post Office with an updated address, we will update your account(s) on our records with the address given by the Post Office.  We reserve the right to update your address without obtaining your signature guaranteed instructions based on the address provided by one of our affiliates or a consumer reporting agency.  We will confirm the address change to the old address.  Once the change is made we will confirm the address change to the new address by reflecting the new address on subsequent mailings.
You can remove the “Do Not Mail” status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee.  In certain circumstances, the Fund’s transfer agent, at its discretion, may employ other procedures in lieu of requiring  a signature guarantee.  Additional requirements may apply for certain accounts.
Returned checks and other distributions will be voided when an account’s status has been changed to “Do Not Mail”.  No interest will be paid on any outstanding checks or checks which have been voided or stopped.  All future dividends and other distributions will be reinvested in additional shares, and additional systematic withdrawals and money line purchases will be stopped until new instructions are provided.  If no activity occurs in your account within a period of time specified by applicable state law and/or we have not been able to contact you at the address of record listed on your account, your fund shares and outstanding dividend and distribution checks may be turned over to the applicable state in accordance with state laws governing abandoned property.
Prior to turning over assets to your state, the Fund will seek to obtain a current shareholder address in accordance with the SEC rules.  A search company or consumer reporting agency may be employed to locate a current address.  The Fund may deduct the costs associated with the search from your account.
Summary of FFS’s Privacy Policy.
Your privacy is important to us.  We obtain personal information about you for the purposes of processing securities transactions in accordance with your instructions, servicing your accounts, and satisfying legal and regulatory requirements.  The personal information we typically obtain includes your name, address, age, social security number, financial resources, investment objectives, and other personal or financial information.
We maintain physical, electronic and procedural safeguards to protect your information.  We restrict access to your information to only those who need to know that information to service your account.  We share your personal information with our affiliated companies when it is necessary to process your transactions, service your accounts, or maintain your records.  We also share your information with third parties who need such information in order to process your transactions, service your accounts, or maintain your records.  We do not share any information about our current and former customers with anyone except as required or permitted by law or with your consent.  Nor do we share your personal information with our affiliates or with unaffiliated third parties for their use in marketing their products or services.  Information regarding our privacy policy is mailed to you and is available on our website at www.foresters.com.
Transfer on Death Guidelines.
Purpose:  To enable the owner(s) of a First Investors mutual fund account who have an MAA or an application for non-affiliated broker-dealers on file to designate one or more beneficiaries to receive shares in the account automatically upon the death of all account owners, outside of probate.  Until the death of all account owners, the TOD beneficiaries have no rights with respect to the account.  A beneficiary must survive all account owners for the transfer to occur in accordance with the TOD registration.
Eligible Owners:  Only a natural person, or two natural persons holding the account as Joint Tenants with Rights of Survivorship (JTWROS) or Tenants by the Entireties (TE) may establish an account in TOD form.  Tenants in Common are ineligible for TOD registration.

Eligible Beneficiary:  The account(s) owner may designate one or more than one beneficiary.  Upon the death of all account owners, shares will be divided equally among the surviving beneficiary(ies).  A beneficiary may be an individual or an entity.  No designation such as Lineal Descendants (LD) or Lineal Descendants Per Stirpes (LDPS) is permitted.
Registration of the Account:  It is our policy to include the name of each beneficiary in the account registration.  If multiple beneficiaries are named and the names do not fit in the account registration due to space limitations, the TOD designation in the registration will read “Multiple Beneficiaries on File”.  Confirmation regarding the beneficiary information will be sent to you.  The TOD registration of the account and the beneficiaries designated on the account shall not change unless the TOD registration of the account is revoked by all owners or the beneficiary designation is changed by all owners.
Exchanges:  Shares exchanged out of the account into new First Investors mutual fund accounts will continue to be registered in TOD form, unless FIS is instructed to the contrary.  Shares exchanged into an existing fund account will contain the registration of the account receiving the shares.  Provided that you have not declined telephone privileges, an account owner including one owner of a jointly held TOD account, acting alone and without the consent of the other joint owners, may exchange shares from a TOD registered account into a non-TOD account, from a non-TOD account to an existing TOD account and between TOD accounts with different beneficiaries provided the accounts are registered to the identical owners.
Changes to TOD Registration during the Life of the Owner(s):  An owner(s) may change or revoke TOD registration at any time by sending written instructions acceptable to FIS, signed by the owner(s).  If there are multiple owners, all owners must sign the instructions.  A TOD registration form validly executed by the owner(s) and received by our home office in “good order” revokes a prior one.  A TOD registration may not be changed or revoked by will, codicil or oral communication.  The death of an owner of an account will not automatically revoke TOD registration.  The surviving owner will receive title to the shares in the account and will need to re-register the account.  The surviving owner may, at any time during his or her lifetime, revoke or change the designation of beneficiary.
Death of a Designated TOD Beneficiary:  If one of the multiple designated beneficiaries predeceases the account owner(s), the amount otherwise payable to such beneficiary shall be payable to the other remaining beneficiaries.  If none of the beneficiaries survive all account owners, the account will be treated as belonging to the last surviving owner’s estate. If a beneficiary survives all owners but is not alive at the time the shares are presented for re-registration, the shares will become part of the estate of the beneficiary.
Transfer to Designated TOD Beneficiary Upon the Owner’s Death:  FIS will process a transfer to the designated TOD beneficiary(ies) upon receipt of the following: (a) evidence of the death of the account owner(s) (e.g., a certified copy of the death certificate); (b) inheritance tax waivers and/or affidavit of domicile of the owner; (c) a fully executed copy of Certification of Entitlement to TOD Account; (d) if the beneficiary is a minor, an affidavit from the parent or guardian attesting that the minor survived the owner; (e) if certificates have been issued, the certificates with appropriate endorsements; and (f) a fully executed application signed by the beneficiary, unless one is already on file.
Spousal Consent:  If the account owner(s) lives in a community property state (e.g., Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington or Wisconsin), spousal consent may be required to name a TOD beneficiary other than the spouse.  An account owner(s) should consult with his or her legal adviser.  FFS has no obligation to determine an account owner’s marital status, whether property placed into an account is separate or community property, or whether spousal consent is necessary.
Tax and Legal Consequences of TOD Registration:  Neither FFS, nor any of its affiliated companies, officers, directors, employees, agent, manager or representatives are responsible for determining the tax and legal consequences of an account owner’s decision to register securities in TOD form.  Please consult your legal and tax advisers before electing TOD registration.  The TOD accounts are governed by the STA TOD rules except to the extent modified by FFS.  FFS shall not be responsible to the designated TOD beneficiary for dividends and other distributions in respect of a security registered in TOD form paid in cash after the death of the last surviving account owner but before the transfer of shares.
STA Guidelines:  First Investors Funds  TOD registrations are established under the laws of New Jersey.  The First Investors Funds offer TOD accounts to shareholders irrespective of their state of residence.  It is the First Investors

Funds’ policy to follow STA Guidelines on TODs to the extent that they are not inconsistent with the First Investors Funds TOD Guidelines.
Future Changes in Guidelines and Rules:  These guidelines are subject to change by FFS at any time without prior written notice.
How To Contact The Fund Directly Through Its Transfer Agent.
While we encourage you to use the services of your representative, if you want or need to contact the Fund directly, you can:
1.	For Overnight Mail, write us at:

Foresters Investor Services, Inc. Raritan Plaza I, 8th Floor Edison, NJ 08837-3620

2.	For Regular Mail, write us at:

Foresters Investor Services, Inc. P.O. Box 7837 Edison, NJ 08818-7837

3.	Call our Shareholder Services Department at: 1 (800) 423-4026

4.	Visit us at any time on-line at: www.foresters.com

Telephone Requests:
If you have telephone privileges on your account, you can call Foresters Investor Services, Inc. (“FIS”) to request redemptions, exchanges, reallocations of Money Line or API investments, and increases of Money Line investments, subject to the limits of our policies.
Whether or not you have telephone privileges, you may call FIS provided your account is not coded “Do Not Mail”:
To update or correct your:
●	Address or phone number;
●	Birth date (important for retirement distributions); and
●	Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends and other distributions (available for certain accounts only).

To request:

●	Cancellation of your Systematic Withdrawal Plan;
●	A stop payment on a dividend, redemption or money market draft check;
●	To cancel or decrease (minimum of $50 per month) Money Line payments;
●	A duplicate copy of a statement, cancelled check or tax form:
Cancelled Check Fees: $10 fee for a copy of a cancelled dividend, liquidation, or investment check. Duplicate Tax Form Fees: Current Year - Free
Prior Year(s) - $7.50 per tax form per year.
●	Cancellation of cross-reinvestment of dividends and other distributions;
●
A history of your account.  Current year and the previous two-year histories are provided free of charge, however, there may be a fee for prior periods.  Account histories are not available prior to 1974.

Statements and Confirmation Statements.
You should review your statements and confirmation statements carefully.  If you fail to notify us of any errors or omissions within thirty (30) days of the date that a statement or confirmation statement is mailed to your address of record or sent by electronic delivery, we will assume that your statement or confirmation statement is correct and we will not accept responsibility for any resulting liability.  We reserve the right to provide notification of certain transactions on periodic statements (i.e., quarterly statements) in lieu of immediate transaction confirmations.
E-Mail Policies.
You can e-mail our transfer agent, FIS at investorservices@foresters.com with general account and service-related inquiries such as requests for:
●	Literature on our funds and services;
●	Prospectus, annual report, and Statements of Additional Information;
●	Duplicate statements;
●	Procedural information; and
●	Account research.

Except for purchase orders received from a retirement plan employer or Third Party Administrator, e-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders.  The First Investors Funds will not honor trades or address change requests sent to us from customers via e-mail.
Web Access.
You can access information about the Fund, Fund prices and other company information at your convenience - 24 hours a day, seven (7) days a week - through our website at www.foresters.com.
After you have created a username and password, our web site allows you to:
●	Review your current account balance, portfolio breakdown and beneficiary designations;
●	Enroll in electronic delivery notification (“EDN”) of statements and certain reports;
●	View current and previous years transactions, such as investments and redemptions;
●	Access your Quarterly Master Account Statement for the previous 5 years;
●	Verify that money market checks have cleared;
●	Obtain current tax forms and tax forms for the previous 5 years;
●	View your registered representative’s name, telephone number and office information; and
●	Change your password, nickname and e-mail address.

To begin using these benefits, follow the directions below:

●	Visit us at www.foresters.com or call us at 1 (800) 423-4026 for assistance.
●
From our web site home page, select Account Access.  Click on “Need to Register?” on the upper right side of the page or click registering online in the body of the text regarding setting up online access.  Enter the required personal information.

●
Create a personalized User Name and Password and provide a valid e-mail address.  You will be sent two e-mails, one confirming you have successfully registered for Web Access and a second e-mail providing an 8-digit verification code.

●	Click Login and enter your personalized User Name and Password. Enter the 8-digit verification code (case sensitive) from the confirmation e-mail.

Keep your password confidential to safeguard your account.  Contact us immediately if someone else has obtained your password or accessed your account.  Foresters Financial’s web site uses state of the art encryption technology to keep your account information private.  We recommend that you use 128-bit encryption when viewing your account information.

The First Investors Funds do not accept orders for transactions or address updates via our web site.  For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access.
DETERMINATION OF NET ASSET VALUE
In calculating its net asset value (“NAV”), the Fund generally values a security listed or traded on an exchange or the Nasdaq Stock Market based on its last sale price on the exchange or market where the security is principally traded, or lacking any sales, the security is valued at the mean between closing bid and asked prices.  Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service.  If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the time as of which the NAV is calculated), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Fund’s Board.  Foreign securities are priced based upon their market values as of the close of the foreign markets in which they principally trade, or lacking any sales, the security is valued at the mean between the closing bid and asked prices.  Securities may also be priced by pricing services approved by the Board.  The Fund relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio or when foreign markets are closed regardless of movements in the U.S. markets.  The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value.  The pricing service, its methodology or the threshold may change from time to time.  In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default.
Consistent with SEC regulations, changes in holdings of portfolio securities are generally reflected in the NAV calculation on the first business day following the trade (i.e., T + 1).  Therefore, when a Fund purchases or sells a security during the day, any change in the value of the security that occurs that day is not reflected in the Fund’s NAV.  “When-issued securities” are also reflected in the NAV of a Fund on a T + 1 basis.  Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services.  For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect as of the close of the London Stock Exchange.
Emergency Pricing Procedures For The Fund.
The Fund’s Board may suspend the determination of the Fund’s net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.
In the event that the Fund must halt operations during any day that it would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency (“Emergency Closed Day”), the Fund will apply the following procedures:
1.	The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that it would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.
2.	For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:
(a)
In the case of a mail order, the order will be considered received by the Fund when the postal service has delivered it to FFS’s Edison, NJ offices prior to the regularly scheduled close of regular trading on the NYSE; and

(b)
In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FFS branch office or an authorized dealer prior to the regularly scheduled close of regular trading on the NYSE.

3.	If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.
4.	On business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the NAV, for the Fund and its shareholders.

ALLOCATION OF PORTFOLIO BROKERAGE
The Adviser and/or subadviser, as applicable, have authority to select broker-dealers that are used to effect portfolio transactions for the Fund.  Portfolio transactions are generally structured as agency transactions or principal transactions.  In agency transactions, the Fund generally pays brokerage commissions.  In principal transactions, the Fund generally pays a dealer mark-up or selling concession.  In the case of a riskless principal transaction, a dealer mark-up may be treated as a “commission” if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission.  The Fund may also purchase certain fixed income securities directly from an issuer without paying commissions or discounts.
In selecting broker-dealers to execute portfolio transactions and assessing the reasonableness of their commissions, the Adviser and subadviser considers, among other things, a broker-dealer’s expertise, reputation, reliability, and performance in executing transactions, and the value of any research that it makes available.  The Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or to the subadviser.  Additionally, the Adviser retains investment discretion over the accounts and may request the subadviser to direct brokerage to broker-dealers selected by the Adviser in recognition of proprietary or third-party research provided by such broker-dealers to the Adviser.  Also, if approved by the Board of the Fund, the Adviser or subadviser, as applicable, may use brokerage commissions to acquire services that do not qualify in whole or in part as research or brokerage services.
The research acquired by the Adviser or a subadviser with Fund commissions includes so-called proprietary research and third-party research.  Proprietary research is research that is generated by a full-service brokerage firm and offered to the firm’s clients on a “bundled” basis along with execution services.  In other words, there is no separately stated charge for the research.  Third-party research is research that is prepared by an independent third-party and provided by a broker-dealer. In a third-party research arrangement, the cost of the research is generally stated both in dollars and in terms of a soft-to-hard dollar ratio.  The client acquiring the research generally pays for the research by directing a specified amount of commission business to the broker-dealer that provides it.  The broker-dealer in turn pays the third-party that is the original source of the research.
The type of research services acquired with Fund commissions include: (a) market data, such as stock quotes, last sale prices, trading volumes, and other information as to the market for and availability of securities for purchase or sale; (b) research reports containing statistical or factual information or opinions pertaining to the economy, particular industries or sectors, particular issuers, or the creditworthiness of issuers; (c) conferences and meetings with executives of issuers or analysts; and (d) data concerning Fund performance and fees.  The Adviser generally uses each research service acquired with commissions to service all the Funds in the First Investors Family of Funds, rather than the particular Fund or Funds whose commissions may pay for a research service.  In other words, the Fund’s brokerage commissions may be used to pay for a research service that is used in managing another Fund within the First Investors Family of Funds.  A subadviser may likewise use research obtained with commissions to service their other clients.
The Board of the Funds has approved an arrangement whereby the Adviser acquires two mixed-use services with commissions, Lipper Investment Management and iMoneyNet.  These services are used by the Adviser both for research and non-research purposes.  The Adviser allocates a portion of the Lipper Investment Management service to non-research use for the benefit of the Adviser, and the Adviser pays for this portion with hard dollars.  Both services are also used to analyze and report to the Fund’s Board a Fund’s performance and fees relative to other comparable funds, which the Adviser allocates to non-research use for the benefit of the Fund.  The Fund pays the portion of the cost of these services in hard dollars or, if the Fund acquires the services with commissions, the cost is treated as a Fund expense for purposes of computing the expense ratios that are included in the prospectuses.

The Adviser or subadviser, as applicable, may combine transaction orders placed on behalf of the Fund with orders placed for other clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price.  The securities purchased or sold in such bunched orders must be allocated in accordance with written procedures approved by the Board of the Funds.  The Adviser does not place portfolio orders with an affiliated broker-dealer or allocate brokerage commission business to any broker-dealer in recognition of distributing Fund shares.  Moreover, no broker-dealer affiliated with FIMCO or ZCM participates in commissions generated by portfolio orders placed on behalf of the Fund.

CREDIT RATINGS INFORMATION
S&P Global Ratings Long-Term Issue Credit Ratings.
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.  The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise we impute; and
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Obligation Ratings.
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings Inc. (“Fitch”) Long-Term Obligation Ratings.
The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured and infrastructure and project finance debt markets.
AAA: Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Obligations rated CCC are deemed to have substantial credit risk. CCC ratings indicate that default is a real possibility.
CC: Obligations rated CC are deemed to have very high levels of credit risk. CC ratings indicate that default of some kind appears probable.
C: Obligations rated C are near default.  A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;  (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: A rating of RD denotes Restricted Default. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: A rating of D denotes Default.  Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' National Rating category, to categories below ‘CCC’, or to Short-Term National Ratings other than ‘F1’.
S&P Global Ratings Short-Term Issue Credit Ratings.
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Note: Dual Ratings.  Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Credit Ratings.
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch Short-Term Credit Ratings.
Fitch Ratings' short-term ratings are based on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: A rating of F1 indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.
F2: A rating of F2 indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F3: A rating of F3 indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
B: A rating of B indicates an uncertain  capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.
C: A rating of C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
RD: A rating of RD denotes Restricted Default.  It indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: A rating of D indicates  actual or imminent payment default.
S&P Global Ratings Short-Term Municipal Note Credit Ratings.
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
• Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
• Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Moody's Short-Term Municipal Debt and Demand Obligation Ratings.
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

GENERAL INFORMATION
Custodian.  The Bank of New York Mellon Corp. (“BNY Mellon”), One Wall Street, New York, NY 10286, is custodian of the securities and cash of the Fund.  BNY Mellon employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets.
Audits and Reports.  The accounts of the Fund are audited twice a year by Tait, Weller & Baker LLP, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108.  Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.
Legal Counsel.  K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Fund.
Transfer Agent.  Foresters Investor Services, Inc. (“FIS”), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO and FFS, acts as transfer agent for the Fund and as redemption agent for regular redemptions. FIS provides services to account holders that includes, but is not limited to, opening and closing non-retirement and retirement accounts, transacting purchases, redemptions and exchanges, issuing checks, issuing tax statements, issuing account statements and maintaining records for the Fund.  FIS receives fees from the Fund that are assessed primarily based upon the number and type of accounts that are maintained, or in the case of the Institutional Class shares via an asset based fee, in accordance with a fee schedule that is approved by the Board of the Fund.  In addition, the Fund reimburses FIS for its out-of-pocket costs including, but not limited to, the costs of postage, forms, envelopes, telephone lines and other similar items.  The Transfer Agent's telephone number is 1 (800) 423-4026.
Retirement and Other Tax-Deferred Accounts.  Foresters Financial Services, Inc. acts as custodian or trustee on certain retirement and other tax-deferred accounts (such as IRAs, 403(b)s, 457s and ESAs) that are opened and maintained through FIS on behalf of the custodian/trustee.  There is an annual custodial fee for each type of account serviced by the custodian, irrespective of the number of Funds that are held in the account.  The account holder is responsible for paying this fee and the fee will be automatically deducted from the account in accordance with the provisions of the respective custodial agreement.  Notwithstanding the foregoing, the fee may be waived or reduced by the custodian as further described in the custodial agreement and previously described in this SAI.  The custodian also reserves the right to modify the fee at any time on forty-five (45) days prior written notice to account holders.
Shareholder and Trustee Liability.  The Trust is organized as a Delaware statutory trust.  The Declaration of Trust of the Fund contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  Further, any note, bond, contract or other written obligation of the Trust or Fund may contain a disclaimer that the obligation may be only enforced against the assets of the Trust or Fund, but the omission of such disclaimer will not operate to bind or create personal liability for any shareholder or Trustee.
Each Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund.  Each Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.  The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote.  The Fund’s Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  The Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

APPENDIX A:
TAX INFORMATION

The following is a general discussion of the federal tax law considerations affecting the series of the First Investors Funds (each, a “Fund”).  The discussions of the General Tax Treatment of Distributions and Dispositions of Shares, Taxation of the Funds in General, and Special Rules for Tax Exempt Funds (see Sections B, C, and D below, respectively) generally are not applicable to shareholders who hold Fund shares through an IRA, a 403(b) account, a 401(k) plan, a variable annuity contract, a variable life insurance policy, or another tax-deferred investment vehicle.  If you have purchased Fund shares through a variable annuity contract or a variable life insurance policy, you should review the prospectus for that Fund and the statement of additional information (“SAI”) for the First Investors Life Series Funds, as well as the prospectus and other information for that insurance product, for information concerning federal tax considerations applicable thereto.
A. Compliance with Subchapter M
Each Fund, which is treated as a separate corporation for federal tax purposes, either (1) has elected to be, and has qualified each taxable year for treatment as, a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”) or (2) if it had not completed a taxable year by the date of this SAI, will elect to be and will qualify each taxable year for treatment as a RIC.  To continue qualifying or to qualify for treatment as a RIC, a Fund must meet the following requirements each taxable year:
(1) The Fund must distribute to its shareholders for each taxable year at least the sum of (a) 90% of its investment company taxable income (consisting generally of taxable net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions) plus (b) 90% of its net interest income excludable from gross income under section 103(a) of the Code, all determined without regard to any deduction for dividends paid (“Distribution Requirement”);
(2) The Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (i.e., a “publicly traded partnership” that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) (“QPTP”) (“Income Requirement”); and
(3) At the close of each quarter of the  taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of that value and that does not represent more than 10% of the issuer's outstanding voting securities (which, for those purposes, includes a QPTP’s equity securities), and (b) not more than 25% of that value be invested in (i) the securities (other than Government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).
If a Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.  If a Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  Those shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” (see “D. Special Rules for Tax Exempt Funds” below) and distributions of net capital gain, as dividends to the extent of the Fund’s current and accumulated earnings and profits, as calculated for federal income tax purposes taxable as ordinary income; except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), the part
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thereof that is “qualified dividend income” (as described below) would be subject to federal income tax at the rates for net capital gain -- a maximum of 15% for a single shareholder, or married shareholder filing jointly, with taxable income not exceeding certain thresholds and 20% for non-corporate shareholders with taxable income exceeding the thresholds, which will be adjusted for inflation annually (collectively, “Maximum Capital Gain Rates”).  All or part of those dividends also would be eligible for the dividends-received deduction available to corporations (“DRD”) under certain circumstances.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
B. General Tax Treatment of Distributions and Dispositions of Shares
Dividends a Fund distributes to its shareholders that are derived from its investment company taxable income (and, in the case of a Fund that is a series of First Investors Equity Funds or First Investors Income Funds (each, an “Equity/Income Fund”), its net tax-exempt interest income) are taxable to its shareholders as ordinary income (except as noted below) to the extent of its earnings and profits, whether received in cash or reinvested in additional Fund shares.  Distributions from a Fund’s net capital gain are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares; those distributions are subject to the Maximum Capital Gain Rates.  Dividends and other distributions also may be subject to state and local taxes.
A portion of the dividends from a Fund's investment company taxable income may be eligible for (1) the Maximum Capital Gain Rates, which apply to “qualified dividend income” that non-corporate shareholders receive, and (2) the DRD.  The eligible portion may not exceed the aggregate dividends a Fund receives from most U.S. corporations and, for purposes of the Maximum Capital Gain Rates, certain foreign corporations.  In addition, the availability of those rates and the DRD is subject to certain holding period and other restrictions imposed on each Fund with respect to the shares it holds on which the dividends were paid -- which holding period restrictions may significantly reduce, or even eliminate, the amount of dividends the Covered Call Strategy Fund and/or the Premium Income Fund earns that will constitute “qualified dividend income” (and, therefore, be distributable as such to its shareholders) because their investments in covered call options will affect their holding periods for the optioned securities -- and on each shareholder with respect to the Fund shares on which the Fund dividends were paid.
Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January.  Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.
Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the Maximum Capital Gain Rates.  If Fund shares are sold at a loss after being held for six months or less, any loss that is not disallowed (see “D. Special Rules for Tax Exempt Funds” below) will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  A loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent those shares are replaced by other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (a so-called “wash sale”) (which could occur, for example, as a result of reinvesting Fund distributions).  In that event, the basis in the acquired shares will be adjusted to reflect the disallowed loss.
If an investor buys shares shortly before the record date of a taxable dividend or other distribution, the entire amount received will be taxable even though a part of the distribution is actually a return of part of the purchase price.  This is called “buying a distribution.”  There is no advantage to buying a distribution, because a Fund’s NAV per share is reduced by the amount of the distribution.
Each Fund must withhold and remit to the U.S. Treasury “backup withholding” at the current rate of 24% of taxable dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any non-corporate shareholder who fails to certify that the TIN furnished to the Fund is correct, who furnishes an incorrect TIN, or (except with respect to redemption proceeds) who is designated by the IRS as being subject to backup withholding.  Backup withholding does not constitute an additional tax and may be claimed as a credit on a shareholder’s federal income tax return.
The Code does not require a RIC to issue a Form 1099-DIV to report taxable distributions for a year of less than $10 per Fund account, unless the account is subject to IRS-imposed backup withholding.
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A Fund shareholder who wants to use a method other than the average basis method for determining basis in his or her Covered Shares (see “Information Regarding Basis Reporting and Election” above) must elect to do so in writing.  If a Fund shareholder fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Funds’ Default Basis Method, which is average basis.  If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so.  The basis determination method a Fund shareholder elects (or the Funds’ Default Basis Method) with respect to a redemption or exchange of Covered Shares may not be changed after the settlement date of the redemption or exchange.
In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its transfer agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including taxable dividends and other distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers).  This tax is in addition to any other taxes due on that income.  A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Dividends from a Fund’s investment company taxable income that are paid to a shareholder who is a non-resident alien individual or foreign entity (a “non-U.S. person”) generally are subject to 30% federal withholding tax unless (1) a reduced rate of withholding or a withholding exemption is provided under an applicable treaty or (2) the non-U.S. person’s ownership of the Fund’s shares is effectively connected with a trade or business within the United States the person conducts.  However, two categories of dividends paid by an Equity/Income Fund to non-U.S. persons (with certain exceptions) and reported by it in writing to its shareholders, “short-term capital gain dividends” and “interest-related dividends,” are exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount (“OID”), interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are shareholders in a Fund may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends paid by the Fund and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares paid after December 31, 2018.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
The U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity resident in one of those countries may be required to comply with the terms of the applicable IGA instead of U.S. Treasury regulations.  An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S.
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owners or (2) it does have one or more such owners and reports the name, address, and TIN of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
C. Taxation of the Funds in General
Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Dividends and interest a Fund receives, and gains a Fund realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid.  The Global Fund and the International Fund, each a series of First Investors Equity Funds, each has filed such an election with the IRS for each taxable year in which it has been eligible to do so.  Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income.  If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign taxes it paid and its foreign-source income.  Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect each taxable year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
If a Fund invests in the stock of a “passive foreign investment company” (“PFIC”), special tax rules apply.  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock and of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions attributable to PFIC income will not be eligible for the Maximum Capital Gain Rates on non-corporate shareholders’ “qualified dividend income” described above.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
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A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC's stock over a Fund’s adjusted basis in that stock as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
If a Fund invests in non-municipal zero coupon or other securities issued with OID, the Fund must include in its gross income the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year.  Similarly, each Fund must include in its gross income securities it receives as “interest” on pay-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any taxable OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as “qualifying” income under the Income Requirement.
Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index, but excluding listed options to buy or sell stock) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which a Fund invests may be subject to section 1256 of the Code (each, a “section 1256 contract”).  Any section 1256 contract a Fund holds at the end of its taxable year generally must be “marked-to-market” (i.e., treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.
Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If a Fund’s section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those
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made before the losses were realized) would be characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.
Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes.  Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses.  Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.
The rules described in the preceding paragraph do not apply, however, if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle.  A qualified covered call option is defined as any option granted by a Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determines has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” and (4) gain or loss with respect to the option is not ordinary income or loss.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale.  If a Fund allows a purchased call option to lapse, it will realize a capital loss.  If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
A Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs.  The sale of a U.S. real property interest by a REIT or "United States real property holding corporation" in which a Fund invests may trigger special tax consequences to the Fund’s shareholders that are non-U.S. persons, who are urged to consult their tax advisers regarding those consequences.
A Fund may invest in REITs that (1) hold residual interests in “real estate mortgage investment conduits” (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be “taxable mortgage pools” (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the U.S.
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Treasury Department and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 21%) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to non-U.S. persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  A Fund will not invest directly in REMIC residual interests, and no Fund intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in a Fund that invests in such a REIT also having to re-categorize some of the distributions it made to its shareholders.  These changes would be reflected in the annual Forms 1099 sent to shareholders, which generally will be distributed in February of each year.  A Fund may, however, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to shareholders on a single form (rather than having to send them amended forms).
D. Special Rules for Tax Exempt Funds
Special rules apply to the dividends paid by the Funds that invest primarily in municipal securities that pay interest that is excludable from gross income for federal income tax purposes (“tax-exempt”) (each, a “Tax Exempt Fund”).
The portion of the dividends a Tax Exempt Fund pays equal to the excess of its tax exempt interest  over certain amounts disallowed as deductions (thus excluding distributions of capital gains) will qualify as “exempt-interest dividends” and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities that pay tax-exempt interest; each Tax Exempt Fund intends to continue to satisfy this requirement.  The aggregate dividends excludable from a Fund’s shareholders’ gross income may not exceed its net tax-exempt income.  Shareholders' treatment of exempt-interest dividends under state and local income tax laws may differ from the treatment thereof under the Code; they should consult their tax advisers concerning this matter.
If shares of a Tax Exempt Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.
Except as noted in the following sentence, tax-exempt interest paid on certain private activity bonds (“PABs”) (including, to the extent a Tax Exempt Fund receives such interest, a proportionate part of the exempt-interest dividends it pays) is a tax preference item for purposes of the federal alternative minimum tax (“AMT”).  Interest on PABs is not a tax preference item with respect to bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009.  Entities or other persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing shares of a Tax Exempt Fund because, for users of certain of these
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facilities, the interest on PABs is not exempt from federal income tax.  For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for a taxable year for recipients whose “modified adjusted gross income” (which includes exempt-interest dividends) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Tax Exempt Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts. Interest on indebtedness incurred or continued by a shareholder to purchase or carry Tax Exempt Fund shares is not deductible for federal income tax purposes.
A Tax Exempt Fund may invest in municipal bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”).  Market discount on such a bond that is less than the product of (1) 0.25% of the bond’s redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond is disregarded.   Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date thereof to the date of its maturity.  Any gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition.  In lieu of treating the disposition gain as above, a Tax Exempt Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.
If a Tax Exempt Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders, at the Maximum Capital Gain Rates in the cases of non-corporate shareholders.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Tax Exempt Fund.
E. Special Rules for Fund-of-Funds
In certain circumstances under which a Fund invests its net investable assets in shares of a combination of underlying funds (each, an “Underlying Fund”), the Fund’s income will consist of distributions from the Underlying Funds and net gains realized from the disposition of Underlying Fund shares.  If an Underlying Fund qualifies for treatment as a RIC -- each existing Underlying Fund for which FIMCO is the investment adviser has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to a Fund from the Underlying Fund’s investment company taxable income will be taxable to the Fund as ordinary income to the extent of the Underlying Fund’s earning and profits and (2) distributions paid to the Fund from the Underlying Fund’s net capital gain will be taxable to the Fund as long-term capital gains, regardless of how long the Fund has held the Underlying Fund’s shares.  If a Fund purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that Underlying Fund at a loss (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis in the newly purchased shares.
An Underlying Fund will be eligible to elect to “pass-through” to its shareholders (including an investing Fund) the benefit of the foreign tax credit or deduction with respect to any foreign taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations (see “C. Taxation of the Funds in General” above).  An investing Fund that does not meet that requirement, however, will not qualify to pass that benefit through to its shareholders unless it is a “qualified fund of funds” (that is, a RIC that, at the close of each quarter of its taxable year, has at least 50% of the value of its total assets represented by interests in other RICs).

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APPENDIX B:
PROXY VOTING GUIDELINES
Attached is a copy of Glass Lewis’ Proxy Paper Guidelines.
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2018

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

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GLASS LEWIS

Table of Contents

GUIDELINES INTRODUCTION	1
Summary of Changes for the 2018 United States Policy Guidelines	1

A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS	3
Election of Directors	3
Independence	3
Voting Recommendations on the Basis of Board Independence	5
Committee Independence	5
Independent Chair	5
Performance	6
Voting Recommendations on the Basis of Performance	7
Board Responsiveness	7
The Role of a Committee Chair	8
Audit Committees and Performance	9
Standards for Assessing the Audit Committee	9
Compensation Committee Performance	11
Nominating and Governance Committee Performance	13
Board-Level Risk Management Oversight	15
Environmental and Social Risk Oversight	16
Director Commitments	16
Other Considerations	17
Controlled Companies	18
Significant Shareholders	19
Governance Following an IPO or Spin-Off	19
Dual-Listed or Foreign Incorporated Companies	20
Mutual Fund Boards	20
Declassified Boards	21
Board Composition and Refreshment	22
Board Gender Diversity	22
Proxy Access	23
Majority Vote for the Election of Directors	23
The Plurality Vote Standard	23
Advantages of a Majority Vote Standard	24
Conflicting Proposals	24

I

TRANSPARENCY AND INTEGRITY IN FINANCIAL REPORTING	25
Auditor Ratification	25
Voting Recommendations on Auditor Ratification	25
Pension Accounting Issues	26

THE LINK BETWEEN COMPENSATION AND PERFORMANCE	27
Advisory Vote on Executive Compensation (“Say-on-Pay”)	27
Say-on-Pay Voting Recommendations	28
Company Responsiveness	29
Pay for Performance	29
Short-Term Incentives	30
Long-Term Incentives	30
Transitional and One-Off Awards	31
Recoupment Provisions (“Clawbacks”)	32
Hedging of Stock	32
Pledging of Stock	32
Compensation Consultant Independence	33
CEO Pay Ratio	33
Frequency of Say-on-Pay	34
Vote on Golden Parachute Arrangements	34
Equity-Based Compensation Plan Proposals	34
Option Exchanges	35
Option Backdating, Spring-Loading and Bullet-Dodging	36
Director Compensation Plans	37
Employee Stock Purchase Plans	37
Executive Compensation Tax Deductibility (IRS 162(m) Compliance)	37

GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE	39
Anti-Takeover Measures	39
Poison Pills (Shareholder Rights Plans)	39
NOL Poison Pills	40
Fair Price Provisions	40
Reincorporation	41
Exclusive Forum and Fee-Shifting Bylaw Provisions	41
Authorized Shares	42
Advance Notice Requirements	43
Virtual Shareholder Meetings	43
Voting Structure	44
Dual-Class Share Structures	44

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Cumulative Voting	44
Supermajority Vote Requirements	45
Transaction of Other Business	45
Anti-Greenmail Proposals	45
Mutual Funds: Investment Policies and Advisory Agreements	45
Real Estate Investment Trusts	46
Preferred Stock Issuances at REITs	46
Business Development Companies	46
Authorization to Sell Shares at a Price Below Net Asset Value	46

COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES	48

III

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2018 UNITED STATES POLICY GUIDELINES

BOARD GENDER DIVERSITY
We have added a discussion of how Glass Lewis considers gender diversity on boards of directors. As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.
In 2018, we will not make voting recommendations solely on the basis of the diversity of the board; rather, it will be one of many considerations we make when evaluating companies’ oversight structures. Beginning in 2019, however, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. Also, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members, or have disclosed a plan to address the lack of diversity on the board.
DUAL-CLASS SHARE STRUCTURES
We have added a discussion of how Glass Lewis considers dual-class share structures when analyzing a company’s governance. Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders and that allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.
With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we have not changed our general approach; however, we will now include the presence of dual-class share structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely.
BOARD RESPONSIVENESS
In light of evolving investor sentiment, we have clarified that we consider that the board generally has an imperative to respond to shareholder dissent from a proposal at an annual meeting of more than 20% of votes cast — particularly in the case of a compensation or director election proposal.
With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.
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VIRTUAL SHAREHOLDER MEETINGS
Glass Lewis is aware that a relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
In 2018, we will not make voting recommendations solely on the basis that a company is holding a virtual-only meeting. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Beginning in 2019, however, Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
DIRECTOR COMMITMENTS
While there is no change to our director overboarding policy, we have clarified our approach to evaluating outside commitments of directors who serve in executive roles other than CEO (e.g., executive chair). When determining whether to apply our limit of two total board memberships for public executives, we will evaluate the specific duties and responsibilities of their executive role in addition to the company’s disclosure regarding that director’s time commitments.
CEO PAY RATIO
We have added a discussion of the CEO Pay Ratio disclosure required beginning in 2018. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we believe the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.
PAY FOR PERFORMANCE
While there is no change to our pay-for-performance model, we have added clarification regarding the Glass Lewis grading system. Consistent with previous years, our pay-for-performance grades guide our evaluation of compensation committee effectiveness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for-performance analysis. Unlike a school letter grade, however, a “C” does not indicate a significant lapse; rather, a “C” in the Glass Lewis grade system identifies companies where the pay and performance percentile rankings relative to peers are generally aligned.
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A Board of Directors that Serves the Interests of Shareholders

ELECTION OF DIRECTORS
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
INDEPENDENCE
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.
Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the
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1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.
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company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4
We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.
Definition of “Material”: A material relationship is one in which the dollar value exceeds:
●
$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

●
$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

●
1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.
Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
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3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”
4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.
6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.
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Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.
VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.
In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.
In addition, we scrutinize avowedly “independent” chairs and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.
COMMITTEE INDEPENDENCE
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.
Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing require-ments for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).
Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.
INDEPENDENT CHAIR
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business
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8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.
9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.
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according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/ chair presumably will have a significant influence over the board.
While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.
Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 47 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 28 percent of S&P 500 boards have truly independent chairs.11
We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database
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10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).
11 Spencer Stuart Board Index, 2014, p. 23.
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of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, auditor accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:
1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]
2.
A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.
A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.
All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 20% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 20% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.
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12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.
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With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.
As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:
●	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;
●	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;
●	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and
●
Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.
THE ROLE OF A COMMITTEE CHAIR
Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:
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If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

●	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.
In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.
On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
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AUDIT COMMITTEES AND PERFORMANCE
Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”13
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
STANDARDS FOR ASSESSING THE AUDIT COMMITTEE
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.
All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

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13 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
14 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.
15 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
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2.
The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.
Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[16]

6.
All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.
The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.
All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.
The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

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16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.
17 As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
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	●	The restatement involves fraud or manipulation by insiders;

	●	The restatement is accompanied by an SEC inquiry or investigation;

	●	The restatement involves revenue recognition;

	●	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

	●	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.
All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[20]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.
COMPENSATION COMMITTEE PERFORMANCE
Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation
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20 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.
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consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.
When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21
1.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.	All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[22]

3.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

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21 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
22 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

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5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year.

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]
NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE
The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)
Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.
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23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
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Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:24

1.
All members of the governance committee[25] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[26] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2.	The governance committee chair,[27] when the chair is not independent and an independent lead or presiding director has not been appointed.[28]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.
The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.
The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[29] without shareholder approval, or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.
All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such
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24 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
27 As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.
29 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.
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right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:30

1.
All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

3.	In the absence of a governance committee, the nominating committee chair[31] when the chair is not independent, and an independent lead or presiding director has not been appointed.[32]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.
The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence
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30 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
31 As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.
33 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.
34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.
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of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.
ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT
Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, Glass Lewis views the identification, mitigation and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. We believe boards should ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in managing and mitigating these environmental and social risks in order to eliminate or minimize the risks to the company and its shareholders. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value.
DIRECTOR COMMITMENTS
We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.36 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.
Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.
When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.
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35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.
36 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.
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We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.
OTHER CONSIDERATIONS
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.
Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:
1.
A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.
A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

3.
A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.
Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[37]

5.
All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[38] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

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37 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
38 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.
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Size of the Board of Directors
While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.39
CONTROLLED COMPANIES
We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1.
We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
●
We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

●	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
3.
Controlled companies do not need an independent chair or an independent lead or presiding director.  Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

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39 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”
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Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence
Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Board Responsiveness at Dual-Class Companies
With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.
SIGNIFICANT SHAREHOLDERS
Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.
GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF
We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.
However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:
1.	The adoption of anti-takeover provisions such as a poison pill or classified board
2.	Supermajority vote requirements to amend governing documents
3.	The presence of exclusive forum or fee-shifting provisions
4.	Whether shareholders can call special meetings or act by written consent
5.	The voting standard provided for the election of directors
6.	The ability of shareholders to remove directors without cause
7.	The presence of evergreen provisions in the Company’s equity compensation arrangements
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8.	The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest
In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question.
In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time.
In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.
DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES
For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.
MUTUAL FUND BOARDS
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1.	Size of the board of directors — The board should be made up of between five and twenty directors.
2.	The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.
3.	Independence of the audit committee — The audit committee should consist solely of independent directors.
4.	Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1.
Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but

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in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2.
When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.
Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the advisor.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf.)

4.
Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.40 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”41 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”42
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40 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).
41 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
42 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
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Shareholders have increasingly come to agree with this view. In 2016, 92% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.43 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.44 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.
Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.
BOARD COMPOSITION AND REFRESHMENT
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.
On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.
While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.
BOARD GENDER DIVERSITY

Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights.45 As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.

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43 Spencer Stuart Board Index, 2016, p. 14.
44 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.
45 http://www.glasslewis.com/wp-content/uploads/2017/03/2017-In-Depth-Report-Gender-Diversity.pdf.
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In 2018, we will not make voting recommendations solely on the basis of the diversity of the board. Rather, it will be one of many considerations we make when evaluating companies’ oversight structures. Beginning in 2019, however, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members or have disclosed a plan to address the lack of diversity on the board.
PROXY ACCESS
In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.
Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.
For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.
While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2016, 88% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 76% in 2011.46
THE PLURALITY VOTE STANDARD
Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”
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46 Spencer Stuart Board Index, 2016, p. 12.
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ADVANTAGES OF A MAJORITY VOTE STANDARD
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.
We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.
CONFLICTING PROPOSALS
On January 16, 2015, the SEC announced that for the 2015 proxy season it would not opine on the application of Rule 14a-8(i)(9) that allows companies to exclude shareholder proposals, including those seeking proxy access, that conflict with a management proposal on the same issue. While the announcement did not render the rule ineffective, a number of companies opted not to exclude a shareholder proposal but rather to allow shareholders a vote on both management and shareholder proposals on the same issue, generally proxy access. The management proposals typically imposed more restrictive terms than the shareholder proposal in order to exercise the particular shareholder right at issue, e.g., a higher proxy access ownership threshold. On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increases the burden on companies to prove to SEC staff that a conflict exists; therefore, some companies may still choose to place management proposals alongside similar shareholder proposals in the coming year.
When Glass Lewis reviews conflicting management and shareholder proposals, we will consider the following:
●	The nature of the underlying issue;
●	The benefit to shareholders from implementation of the proposal;
●	The materiality of the differences between the terms of the shareholder proposal and management proposal;
●	The appropriateness of the provisions in the context of a company’s shareholder base, corporate structure and other relevant circumstances; and
●
A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

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Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”47
On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.
VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.
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47 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.
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Reasons why we may not recommend ratification of an auditor include:
1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
2.
Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[48]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4.	When audit fees are excessively low, especially when compared with other companies in the same industry.
5.	When the company has aggressive accounting policies.
6.	When the company has poor disclosure or lack of transparency in its financial statements.
7.
Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
PENSION ACCOUNTING ISSUES
A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

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48 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.
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The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).
This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.
Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.
We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.
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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.
Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:
●	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;
●	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;
●	The quality and content of the company’s disclosure;
●	The quantum paid to executives; and
●	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.
We also review any significant changes or modifications, and the rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.
SAY-ON-PAY VOTING RECOMMENDATIONS
In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay-for-performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.
Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:
●	Inappropriate peer group and/or benchmarking issues;
●	Inadequate or no rationale for changes to peer groups;
●	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;
●	Problematic contractual payments, such as guaranteed bonuses;
●	Targeting overall levels of compensation at higher than median without adequate justification;
●	Performance targets not sufficiently challenging, and/or providing for high potential payouts;
●	Performance targets lowered without justification;
●	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;
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●	Executive pay high relative to peers not justified by outstanding company performance; and
●	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 30).
In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.
Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.
COMPANY RESPONSIVENESS
At companies that received a significant level of shareholder opposition (20% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.
PAY FOR PERFORMANCE
Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected using Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we rank companies based on a grade system. The grades guide our evaluation of compensation committee effectiveness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for-performance analysis. Unlike a school letter system, however, the letter “C” in the Glass Lewis grade system does not indicate a significant lapse; rather, a “C” in the Glass Lewis grade system identifies companies where the pay and performance percentile rankings relative to peers are generally aligned. This suggests that the company neither overpays nor underpays its executives relative to its comparator group.
The grades “A” and “B” are also designated to companies which align pay with performance. However, these grades indicate lower compensation levels relative to the market and to company performance. A “B” grade stems from slightly higher performance levels in comparison to market peers while executives earn relatively less than peers. Receiving an “A” in our analysis shows that the company is paying significantly less than peers while outperforming the comparator group.
A grade of “D” or “F” in our analysis is due to high pay and low performance relative to the comparator group. In our analysis, we differentiate between a disconnect between pay and performance, “D”, and a significant disconnect, “F”. An “F” grade in our analysis indicates that executives receive significantly higher compensation than peers while underperforming the market.
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We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.
SHORT-TERM INCENTIVES
A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.
Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.
Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.
Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.
LONG-TERM INCENTIVES
Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:
●	No re-testing or lowering of performance conditions;
●	Performance metrics that cannot be easily manipulated by management;
●	Two or more performance metrics;
●	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
●	Performance periods of at least three years;
●	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and
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●	Individual limits expressed as a percentage of base salary.
Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained.
While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.
We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.
TRANSITIONAL AND ONE-OFF AWARDS
Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company’s regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.
However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.
Similarly, we acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts are reached. Furthermore, the details of and basis for any “make-whole” payments (which are paid as compensation for forfeited awards from a previous employer) should be provided.
While in limited circumstances such deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional benefits agreed upon outside of the regular arrangements. For severance or sign-on arrangements, we may consider the executive’s regular target compensation levels or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.
Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.
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RECOUPMENT PROVISIONS (“CLAWBACKS”)
We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.
Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.
These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.
HEDGING OF STOCK
Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.
PLEDGING OF STOCK
Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.
However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.
Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:
●	The number of shares pledged;
●	The percentage executives’ pledged shares are of outstanding shares;

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●	The percentage executives’ pledged shares are of each executive’s shares and total assets;
●	Whether the pledged shares were purchased by the employee or granted by the company;
●	Whether there are different policies for purchased and granted shares;
●	Whether the granted shares were time-based or performance-based;
●	The overall governance profile of the company;
●	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);
●	The nature and cyclicality, if applicable, of the company’s industry;
●	The participation and eligibility of executives and employees in pledging;
●	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and
●	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE
As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.
We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.
CEO PAY RATIO
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.
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FREQUENCY OF SAY-ON-PAY
The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.
We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.
VOTE ON GOLDEN PARACHUTE ARRANGEMENTS
The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.
Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).
EQUITY-BASED COMPENSATION PLAN PROPOSALS
We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.
Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.
We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also
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closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.
We evaluate equity plans based on certain overarching principles:
●	Companies should seek more shares only when needed;
●	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);
●	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;
●	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
●	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;
●	The expected annual cost of the plan should be proportional to the business’s value;
●	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;
●	Plans should not permit re-pricing of stock options;
●	Plans should not contain excessively liberal administrative or payment terms;
●	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;
●	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
●	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.
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There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:
●	Officers and board members cannot participate in the program;
●	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;
●	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and
●	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.
Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.49
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.
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49 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.
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Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
DIRECTOR COMPENSATION PLANS
Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.
Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.
EMPLOYEE STOCK PURCHASE PLANS
Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.
EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.
We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
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We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.
As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.
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Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES
POISON PILLS (SHAREHOLDER RIGHTS PLANS)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:
●	The form of offer is not required to be an all-cash transaction;
●	The offer is not required to remain open for more than 90 business days;
●	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;
●	There is no fairness opinion requirement; and
●	There is a low to no premium requirement.
Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

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NOL POISON PILLS
Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”50 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.
Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
FAIR PRICE PROVISIONS
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested shareholder” by 51% of the voting stock of the company, excluding the shares held by the interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

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50 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.
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Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
REINCORPORATION
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.
However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:
●	Is the board sufficiently independent?
●	Does the company have anti-takeover protections such as a poison pill or classified board in place?
●	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
●	Do shareholders have the right to call special meetings of shareholders?
●	Are there other material governance issues of concern at the company?
●	Has the company’s performance matched or exceeded its peers in the past one and three years?
●	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
●	Does the company have an independent chair?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS
Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.
Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should
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be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.
For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.
Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).
Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.
AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
1.
Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.
Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.
Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.
Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan,
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we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
ADVANCE NOTICE REQUIREMENTS
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
VIRTUAL SHAREHOLDER MEETINGS
A relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
In 2018, we will not make voting recommendations solely on the basis that a company is holding a virtual-only meeting. Beginning in 2019, however, Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
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VOTING STRUCTURE
DUAL-CLASS SHARE STRUCTURES
Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.
Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
We generally consider a dual-class share structure to reflect negatively on a company’s overall corporate governance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock.
With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we will now include the presence of dual-class share structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely.
When analyzing voting results from meetings of shareholders at companies controlled through dual-class structures, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.
CUMULATIVE VOTING
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form
44

of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
SUPERMAJORITY VOTE REQUIREMENTS
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
TRANSACTION OF OTHER BUSINESS
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.
ANTI-GREENMAIL PROPOSALS
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
●	The terms of any amended advisory or sub-advisory agreement;
●	Any changes in the fee structure paid to the investment advisor; and
●	Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
45

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.
REAL ESTATE INVESTMENT TRUSTS
The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.
In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.
PREFERRED STOCK ISSUANCES AT REITS
Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.
BUSINESS DEVELOPMENT COMPANIES
Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.
AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE
Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:
46

●	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);
●	The proposed discount below NAV is minimal (ideally no greater than 20%);
●	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and
●	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.
In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.
47

Compensation, Environmental, Social and Governance Shareholder Initialtives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.
We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.
To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.
For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

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DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2017 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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North America

UNITED STATES

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Europe

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GERMANY
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Asia Pacific

AUSTRALIA
CGI Glass Lewis
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Sydney NSW 2000
+61 2 9299 9266

www.glasslewis.com

@GlassLewis

@CGIGlassLewis

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Glass, Lewis & Co.

GLASS LEWIS

APPENDIX C:
PROXY VOTING GUIDELINES
Attached is a copy of ZCM’s Proxy Voting Policies and Procedures.

II-C-1

PROXY VOTING AND CLASS ACTIONS

Policy Version 9.30.2016

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

Proxy Voting Procedures

Proxies are assets of ZCM’s Clients that must be voted with diligence, care, and loyalty. ZCM will vote each proxy in accordance with its fiduciary duty to its Clients. ZCM will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, ZCM will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. Operations coordinates ZCM’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires ZCM to maintain certain books and records associated with its proxy voting policies and procedures. ZCM’s recordkeeping obligations are
1

described in the Maintenance of Books and Records section of this Manual. The CCO or designee will ensure that ZCM complies with all applicable recordkeeping requirements associated with proxy voting.

ZCM has retained Broadridge Investor Communications Solutions Inc. (“Broadridge”) to assist in the proxy voting process, utilizing the ProxyEdge system. Compliance manages ZCM’s relationship with the proxy service provider. Compliance monitors Broadridge to ensure all proxy ballots received are voted according to Clients’ specific instructions and the stated guidelines, and retains all required documentation associated with proxy voting. ZCM requires Broadridge to notify the Company if it experiences a material conflict of interest in the voting of Clients’ proxies.

Absent specific Client instructions, ZCM has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	ZCM will become aware of specific opportunities to vote proxies by receipt of paper ballots or notification via Broadridge.

•
Absent specific Client instructions, Client proxies shall be voted according to recommendations made by Egan-Jones Proxy Service (“Egan-Jones”). Egan-Jones guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond to the opinions of ZCM’s Portfolio Management teams. Therefore, there may be instances when ZCM may not vote the Client’s shares in accordance with Egan-Jones guidelines.

In the event that ZCM believes the Egan-Jones recommendations are not in the best interest of the Client or for those matters for which Egan-Jones has not provided a voting recommendation, the Portfolio Management team may recommend the voting preference.

•	ZCM has adopted Egan-Jones’ Taft-Hartley proxy voting guidelines.

•
Operations oversees the proxy voting process. In accordance with Egan-Jones guidelines, the proxies are automatically voted, except for the case in which a paper ballot is received. In those instances, Operations will review the issue on the paper ballot and compare it with the Egan-Jones guidelines to manually vote the proxy.

•
ZCM will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, ZCM may be unable to vote securities that have been lent by the custodian. Compliance will prepare and maintain memoranda describing the rationale for any instance in which ZCM does not vote a Client’s proxy.

•	Broadridge will retain the following information in connection with each proxy vote:

o	The Issuer’s name;

o	The security’s ticker symbol or CUSIP, as applicable;

o	The shareholder meeting date;

o	The number of shares that ZCM voted;

o	A brief identification of the matter voted on;

o	Whether the matter was proposed by the Issuer or a security-holder;

o	Whether ZCM cast a vote;

o	How ZCM cast its vote (for the proposal, against the proposal, or abstain); and

o	Whether ZCM cast its vote with or against management.
2

•
ZCM will maintain documentation describing the reasons for each vote (e.g., ZCM believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

•
Proxies received after a Client terminates its advisory relationship with ZCM will not be voted.  Such proxies will promptly be returned to the sender, or the custodian, along with a statement indicating that ZCM’s advisory relationship with the Client has terminated, and that future proxies should not be sent to ZCM.

Proxy Voting Reporting to Mutual Fund Clients

ZCM has additional proxy reporting obligations to its mutual fund clients. While the timing and manner of report to each mutual fund client may vary, generally, ZCM shall make the following reports to the respective mutual fund client:

•	At least annually, ZCM shall present the mutual fund client with this Proxy Voting and Class Action Policy (the “Policy”), for presentation to its board.

•	ZCM shall promptly notify the mutual fund client of any material changes to this Policy.

•
At least annually, ZCM shall promptly provide the mutual fund client a record of each proxy voted with respect to portfolio securities held by the fund during the year in order for the fund to make its N-PX filing.

Class Actions

ZCM does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV.

Disclosures to Clients and Investors

ZCM includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact Compliance to obtain a copy of these policies and procedures and information about how ZCM voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to Compliance, which will respond to any such requests. As a matter of policy, ZCM does not disclose how it expects to vote on upcoming proxies. Additionally, ZCM does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Annual Reviews

Portfolio Management will review, no less frequently than annually, the firm’s proxy voting guidelines to make sure they are adequate and appropriate given the investment activities of the firm. On an annual basis, this review will be presented to the Brokerage Practice Committee. Compliance shall review the proxy policies and procedures and assess whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

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PART C. OTHER INFORMATION
Item 28.		Exhibits
(a)	(i)	Certificate of Trust[1]
	(ii)(A)	Amended and Restated Trust Instrument[8]
	(ii)(B)	Amended and Restated Schedule A to Trust Instrument – filed herewith
(b)		Amended and Restated By-laws[8]
(c)		Shareholders rights are contained in Articles IV, V, VI, IX and X of the Registrant’s Trust Instrument and Articles V, VI, VII and VIII of the Registrant’s By-laws
(d)	(i)(A)	Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. (“FIMCO”) (now, Foresters Investment Management Company, Inc.)[4]
	(i)(B)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and FIMCO – filed herewith
	(ii)(A)	Amended Subadvisory Agreement among FIMCO, Registrant and Wellington Management Company LLP (“Wellington”) with respect to the First Investors Global Fund[6]
	(ii)(B)	Subadvisory Agreement among FIMCO, Registrant and Wellington with respect to the First Investors Hedged U.S. Equity Opportunities Fund[10]
	(iii)	Amended Subadvisory Agreement among FIMCO, Registrant and Vontobel Asset Management, Inc. (“Vontobel”)[6]
	(iv)	Amended Subadvisory Agreement among FIMCO, Registrant and Smith Asset Management Group, L.P. (“Smith”)[6]
	(v)	Amended Subadvisory Agreement among FIMCO, Registrant, First Investors Life Series Funds and Ziegler Capital Management, LLC (“ZCM”) – filed herewith
	(vi)	Subadvisory Agreement among FIMCO, Registrant and Lazard Asset Management LLC (“Lazard”) [11]
	(vii)	Subadvisory Agreement among FIMCO, Registrant, First Investors Income Funds, First Investors Life Series Funds and Muzinich & Co., Inc. (“Muzinich”)[14]
(e)	(i)(A)	Underwriting Agreement between Registrant and First Investors Corporation (“FIC”) (now, Foresters Financial Services, Inc.)[4]

	(i)(B)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and FIC – filed herewith
(f)		Bonus, profit sharing or pension plans – none
(g)	(i)(A)	Custody Agreement between the predecessor series of the First Investors Income Funds and The Bank of New York Mellon Corp. (“BNY”)[2]
	(i)(B)	Amended and Restated Exhibit A to Custody Agreement – filed herewith
	(ii)	Foreign Custody Manager Agreement between First Investors Equity Funds and BNY[7]
(h)	(i)(A)	Transfer Agent Agreement between Registrant and Administrative Data Management Corp. (now, Foresters Investor Services, Inc.)[3]
	(i)(B)	Amended and Restated Schedule A to the Transfer Agent Agreement – filed herewith
	(ii)(A)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Covered Call Strategy Fund[9]
	(ii)(B)	Amended and Restated Attachment A to the Expense Limitation Agreement between Registrant and FIMCO for First Investors Covered Call Strategy Fund[14]
	(iii)(A)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Hedged U.S. Equity Opportunities Fund[10]
	(iii)(B)	Amended and Restated Attachment A to the Expense Limitation Agreement between Registrant and FIMCO for First Investors Hedged U.S. Equity Opportunities Fund[14]
	(iv)(A)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Long Short Fund[11]
	(iv)(B)	Amended and Restated Attachment A to the Expense Limitation Agreement between Registrant and FIMCO for First Investors Long Short Fund[14]
	(v)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Premium Income Fund – filed herewith
(i)		Opinion and Consent of Counsel – filed herewith
(j)		Consent of Independent Registered Public Accounting Firm – none
(k)		Financial statements omitted from prospectus – none
(l)		Initial capital agreements – none
(m)	(i)(A)	Amended and Restated Class A Distribution Plan[12]

	(i)(B)	Amended and Restated Schedule A to Amended and Restated Class A Distribution Plan – filed herewith
	(ii)(A)	Class B Distribution Plan[1]
	(ii)(B)	Amended and Restated Schedule A to Class B Distribution Plan[3]
(n)	(i)	Amended and Restated Plan Pursuant to Rule 18f-3[12]
	(ii)	Amended and Restated Schedule A to Amended and Restated Plan Pursuant to Rule 18f-3 – filed herewith
(o)		Reserved
(p)	(i)	Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters[8]
	(ii)	Code of Ethics of Wellington[13]
	(iii)	Code of Ethics of Vontobel[13]
	(iv)	Code of Ethics of Smith[13]
	(v)	Code of Ethics of ZCM[12]
	(vi)	Code of Ethics of Lazard[13]
	(vii)	Code of Ethics of Muzinich[13]
Other Exhibits
Powers of Attorney for Messrs. Barton, Scutro, and Ward[4]
Powers of Attorney for Mses. Artmann and Barneby[5]
___________________________________________
[1]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 42 to Registrant’s Registration Statement (File No. 033-46924) filed on January 27, 2006.
[2]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to First Investors Income Funds’ Registration Statement (File No. 002-89287) filed on January 27, 2006.
[3]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 45 to Registrant’s Registration Statement (File No. 033-46924) filed on June 8, 2006.
[4]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 53 to Registrant’s Registration Statement (File No. 033-46924) filed on January 28, 2011.
[5]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 57 to Registrant’s Registration Statement (File No. 033-46924) filed on November 15, 2012.
[6]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 61 to Registrant’s Registration Statement (File No. 033-46924) filed on January 28, 2013.
[7]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 76 to Registrant’s Registration Statement (File No. 033-46924) filed on April 2, 2015.
[8]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 79 to Registrant’s

Registration Statement (File No. 033-46924) filed on January 27, 2016.
[9]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 82 to Registrant’s Registration Statement (File No. 033-46924) filed on March 31, 2016.
[10]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 85 to Registrant’s Registration Statement (File No. 033-46924) filed on July 29, 2016.
[11]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 89 to Registrant’s Registration Statement (File No. 033-46924) filed on November 28, 2016.
[12]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 91 to Registrant’s Registration Statement (File No. 033-46924) filed on January 27, 2017.
[13]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 103 to Registrant’s Registration Statement (File No. 033-46924) filed on November 27, 2017.
[14]	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 108 to Registrant’s Registration Statement (File No. 033-46924) filed on January 29, 2018.

Item 29.    Persons Controlled by or Under Common Control with the Registrant
There are no persons controlled by or under common control with the Registrant.
Item 30.    Indemnification
Article IX of the Amended and Restated Trust Instrument of the Registrant provides as follows:
Section 1.     LIMITATION OF LIABILITY.  All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust or Series, as applicable, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust or any Series, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust, a Series or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2.     INDEMNIFICATION.
(a)           Subject to the exceptions and limitations contained in subsection (b) below:
(i)  every person who is, or has been, a Trustee or an officer or employee of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.

(ii)  as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)          No indemnification shall be provided hereunder to a Covered Person:
(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust, a Series or its or their Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or Series, as the case may be; or
(ii)  in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:  (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust or a Series, as applicable, nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)          The rights of indemnification herein provided may be insured against by policies maintained by the Trust or the Series, as applicable, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(d)          To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust or the applicable Series, as the case may be, is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust or the applicable Series, as the case may be, nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.
(e)           Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
Section 3.     INDEMNIFICATION OF SHAREHOLDERS.  If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.
Article IX, Section 3 of the Amended and Restated By-laws of the Registrant provides as follows:
 Section 3.Advance Payment of Indemnifiable Expenses.  Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.
Number 7 of the Registrant's Investment Advisory Agreement provides as follows:
7. Limitation of Liability of the Manager.  The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of each Trust shall be deemed, when rendering services to each Trust or acting in any business of each Trust, to be rendering such services to or acting solely for each Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.
Number 5 of the Registrant’s Subadvisory Agreements provide as follows:
5. Liability of the Subadviser.  The Subadviser agrees to perform faithfully the services required to be rendered to each Trust and each Series under this Agreement, but nothing herein contained shall make the Subadviser or any of its officers, partners or employees liable for any loss sustained by a Trust or its officers, Trustees or shareholders or any other person on account of the services which the Subadviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect the Subadviser against liability to a Trust, or to any of the Series' shareholders, to which the Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.  Nothing in this Agreement shall protect the Subadviser from any liabilities that it may have under the 1933 Act or the 1940 Act.
Number 12 of the Registrant's Underwriting Agreement provides as follows:
12.  Limitation of Liability.  The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement.  Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended (“1993 Act”), or the 1940 Act.
The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer’s, employee’s or agent’s office.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The trustees and officers of the Registrant are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.
Item 31.   Business and Other Connections of the Investment Adviser and Subadvisers
Foresters Investment Management Company, Inc. (“FIMCO”) is a registered investment adviser and provides investment management services to the Registrant.  The description of FIMCO under the caption “Fund Management in Greater Detail” in the Prospectus and under the caption “Management of the Funds” in Parts I and II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption “Trustees and Officers” and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.
Wellington Management Company LLP (“Wellington”) is a registered investment adviser and serves as an investment subadviser to the Global Fund and Hedged U.S. Equity Opportunities Fund, each a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Wellington during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-15908).
Vontobel Asset Management, Inc. (“Vontobel”) is a registered investment adviser and serves as an investment subadviser to the International Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Vontobel during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-21953).
Smith Asset Management Group, L.P. (“Smith”) is a registered investment adviser and serves as an investment subadviser to the Select Growth Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Smith during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-50835).
Ziegler Capital Management, LLC (“ZCM”) is a registered investment adviser and serves as an investment subadviser to the Covered Call Strategy Fund and Premium Income Fund, each a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of ZCM during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-64334).
Lazard Asset Management LLC (“Lazard”) is a registered investment adviser and serves as an investment subadviser to the Long Short Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Lazard during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-61701).
Muzinich & Co., Inc. (“Muzinich”) is a registered investment adviser and serves as an investment subadviser to the First Investors Total Return Fund, a series of the Registrant.  Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of Muzinich during the past two years is incorporated by reference to its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-39604).
Item 32.   Principal Underwriters
(a)      Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Modified Single Premium Variable Life Insurance (Separate Account E)

(b)     The following persons are the officers and directors of the Underwriter:

  The principal business address of each director and officer listed below is c/o First Investors Funds Legal Department, 40 Wall Street, New York, New York 10005.
Name	Position and Office with Foresters Financial Services, Inc.	Position and Office with Registrant
Knut Olson	Director and Chairman	None

Larry Noyes	Director and President	None

Francis X. Gannon	Chief Financial Officer and Treasurer	None

Geeta Alphonso-Napoli	Assistant General Counsel	None

Jason Gerb	Chief Compliance Officer	None

Name	Position and Office with Foresters Financial Services, Inc.	Position and Office with Registrant

Frederick Miller	Senior Vice President	None

Laury Heydon-O’Neil	Vice President – Marketing	None

Elizabeth Reilly	Vice President	None

Marjorie Solowey	Vice President	None

William J. Vogt	Vice President	None

Mark Segal	Assistant Vice President	None

Carol Lerner Brown	Assistant Secretary	Assistant Secretary

Jay Stainsby	Assistant Secretary	None

(c) Not applicable

Item 33.   Location of Accounts and Records
Physical possession of the books, accounts and records of the Registrant are held by Foresters Investment Management Company, Inc. and its affiliated companies, Foresters Financial Services, Inc. and Foresters Investor Services, Inc., at their corporate headquarters, 40 Wall Street, New York, NY 10005, and at their administrative offices, Raritan Plaza 1, Edison, NJ 08837, except for those maintained by the Registrant's Custodian, The Bank of New York Mellon Corp., One Wall Street, New York, NY 10286; at offsite locations at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage) and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 34.   Management Services
Not Applicable.
Item 35.   Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 112 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 28th day of March 2018.
FIRST INVESTORS EQUITY FUNDS
By:	/s/ E. Blake Moore Jr.
E. Blake Moore Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 112 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ E. Blake Moore Jr.	President	March 28, 2018
E. Blake Moore Jr.	(Principal Executive Officer)

/s/ Joseph I. Benedek	Treasurer	March 28, 2018
Joseph I. Benedek	(Principal Financial Officer and Principal Accounting Officer)

/s/ Susan E. Artmann	Trustee	March 28, 2018
Susan E. Artmann*

/s/ Mary J. Barneby	Trustee	March 28, 2018
Mary J. Barneby*

/s/ Charles R. Barton, III	Trustee	March 28, 2018
Charles R. Barton, III*

/s/ Arthur M. Scutro, Jr.	Chairman of the Board	March 28, 2018
Arthur M. Scutro, Jr.*	And Trustee

/s/ Mark R. Ward	Trustee	March 28, 2018
Mark R. Ward*

*  By:      /s/Mary Carty
Mary Carty
(Attorney-in-Fact)

Exhibits Index

Type	Description

EX.99.(a)(ii)(B)	Amended and Restated Schedule A to Trust Instrument

EX.99.(d)(i)(B)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and FIMCO

EX.99.(d)(v)	Amended Subadvisory Agreement among FIMCO, Registrant, First Investors Life Series Funds and Ziegler Capital Management, LLC (“ZCM”)

EX.99.(e)(i)(B)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and FIC

EX.99.(g)(i)(B)	Amended and Restated Exhibit A to Custody Agreement

EX.99.(h)(i)(B)	Amended and Restated Schedule A to the Transfer Agent Agreement

EX.99.(h)(v)	Expense Limitation Agreement between Registrant and FIMCO for First Investors Premium Income Fund

EX.99.(i)	Opinion and Consent of Counsel

EX.99.(m)(i)(B)	Amended and Restated Schedule A to Amended and Restated Class A Distribution Plan

EX.99.(n)(ii)	Amended and Restated Schedule A to Amended and Restated Plan Pursuant to Rule 18f-3